                                  SCHEDULE 14A
                     Information Required In Proxy Statement

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                              [X]
Filed by a party other than the Registrant           [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12

                         Mendocino Brewing Company, Inc.
                       ----------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
                       ----------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[ ]   No fee required.
[X]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1)  Title of each class of securities to which transactions applies:
                Common Stock

      (2)  Aggregate number of securities to which transactions applies:
                5,500,000 shares

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Because there is no market value for the securities being acquired, the filing fee is calculated based on the securities' book value as provided in Exchange Act Rule 0-11(a) (4). As of March 31, 2001, the book value of the shares being acquired was equal to $974,297; and one-50th of one percent of that book value was equal to $194.86.

      (4)  Proposed maximum aggregate value of transaction:

           Calculated based on book value: $194.86

      (5)  Total fee paid:   $ 195.68


[ ]   Fee paid previously with preliminary materials.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount previously paid:  $195.68

      (2) Form, Schedule or Registration Statement No.: Preliminary Proxy Statement

      (3)  Filing party:  Mendocino Brewing Company, Inc.

      (4)  Date filed:  November 9, 2000

                         MENDOCINO BREWING COMPANY, INC.
                               Post Office Box 400
                             13351 Highway 101 South
                            Hopland, California 95449
                                 (800) 733-3871

                                                                    May 11, 2001

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of shareholders of Mendocino Brewing Company, Inc. (the "Company") to be held at 11:00 a.m., local time, on Thursday, June 28, 2001, at the Ukiah Valley Conference Center located at 200 South School Street, Ukiah, California (the "Annual Meeting").

         As described in the accompanying Proxy Statement, at the Annual Meeting you will be asked to consider a proposal to approve and adopt the Share Purchase Agreement (the "Share Purchase Agreement"), between the Company and Inversiones Mirabel, S.A., a Panamanian corporation ("Inversiones"), pursuant to which, in exchange for 5,500,000 shares of to be issued Company Common Stock, the Company would acquire from Inversiones, in a related party transaction, all of the issued and outstanding capital stock of United Breweries International (UK) Limited, a company organized under the laws of England and Wales ("UBI"). The transaction would be considered a related party transaction, because Inversiones is wholly owned by Golden Eagle Trust, an Isle of Man trust. Because the trustees who control Golden Eagle Trust have the ability to act in favor of Dr. Vijay Mallya, he may have a material financial interest in Golden Eagle Trust. Because Dr. Mallya is the Company's Chairman of the Board and Chief Executive Officer, he also has a material financial interest in the Company. The proposed transaction has therefore been reviewed and approved for the Company by a special committee of the Board of Directors consisting only of Directors who are not personally interested in the transaction. Golden Eagle Trust will also guarantee certain of the representations and warranties made by Inversiones' under the Share Purchase Agreement.

         Under the terms of the Share Purchase Agreement, the Company has been asked to add another member to its Board of Directors, bringing the total number up to eight. Since under the Company's Bylaws any increase in the number of Directors requires shareholder approval, you will be asked to approve an amendment to the Company's Bylaws increasing the size of the Board.

         At the Annual Meeting, the shareholders will also elect Directors of the Company for the forthcoming year. The following individuals have been nominated by the Board of Directors for election to the Board: Dr. Vijay Mallya,
H. Michael Laybourn, R.H.B. (Bobby) Neame, Kent D. Price, Sury Rao Palamand, Jerome G. Merchant, and Yashpal Singh. Assuming that the proposed Bylaw amendment described above is approved by the shareholders, the Board also intends to nominate David Townshend to serve as the Company's eighth Director.

         You will also be asked to approve each of the following Proposals, all of which have already been considered and (subject to shareholder approval) approved by your Board of Directors: (1) an amendment to the Company's 1994 Stock Option Plan, to increase the number of shares for which options may be granted under the Plan from the current 200,000 shares to 1,000,000 shares, (2) a set of amendments to the Company's Articles of Incorporation, increasing the authorized number of shares of Common and Preferred Stock and making certain other changes, and (3) the appointment of Moss Adams L.L.P. as independent auditors of the Company for the current fiscal year. The Board of Directors does not anticipate that any additional proposals will be presented for consideration at the Annual Meeting.

Shareholders of Mendocino Brewing Company
May 11, 2001


         The Proposal to amend the Company's Articles of Incorporation requires the approval of all classes of the Company's outstanding stock, so the holders of the Company's Series A Preferred Stock will be entitled to vote on this Proposal (Proposal No. 5). The Series A Preferred Stock does not have voting rights with respect to any of the other Proposals which are expected to come before the Annual Meeting, however.

         Your Board of Directors, which has unanimously approved the Share Purchase Agreement, believes that the proposed transaction with Inversiones is in the best interests of the Company and its shareholders. The Board therefore recommends that you vote FOR approval of the Share Purchase Agreement and the related amendment to the Company's Bylaws. The Board of Directors also recommends that you vote FOR the election of its nominees for Director (including Mr. Townshend), FOR approval of the proposed amendment to the Stock Option Plan, FOR the proposed amendments to the Company's Articles of Incorporation, and FOR ratification of the appointment of Moss Adams, L.L.P. as the Company's independent auditors for the current fiscal year. You are encouraged to read the enclosed Proxy Statement which provides detailed information concerning all of the Proposals which are expected to come before the Annual Meeting.

         One further note. If you are a holder of Company Common Stock, you should have received, along with this letter, a Notice of Annual Meeting, a Proxy Statement (with attachments), and a WHITE proxy card. Holders of the Company's Series A Preferred Stock should receive, along with this letter, the same Notice of Annual Meeting and Proxy Statement (with attachments), but a BLUE proxy card instead of the WHITE one going to the Common Stockholders. Some of our shareholders hold both Common Stock and Series A Preferred Stock, and they should receive two packages, which should be identical except that one package should include a WHITE proxy card and the other should include a BLUE one. It is important that each shareholder use only the correct proxy card(s) to record his or her votes. All votes of Common Stock should be recorded only on the WHITE proxy cards, and votes of Series A Preferred Stock should be made only on the BLUE proxy cards, even if, in some cases, that requires you to return two proxy cards in order to cast all of your votes. Use of the wrong proxy card could invalidate your vote, so please be careful to use the right card when you cast your vote. If you have any questions about the voting procedures, please read the Proxy Statement carefully - it explains these matters more fully. Of course, you may also call the Company directly with any particular questions you may have. Our main telephone number is (800) 733-3871.

         Your vote is important, regardless of the number of shares you own. On behalf of your Board of Directors, I urge you to complete, date, and sign the accompanying proxy and return it to the Company promptly. Doing so will not prevent you from attending the Annual Meeting or voting in person, but it will assure that your vote is counted if you are unable to attend the Annual Meeting. You may revoke your proxy at any time, by submitting either a written notice of revocation or a duly executed proxy bearing a later date to the Company's Secretary at the Company's offices prior to the Annual Meeting, or by attending the Annual Meeting and voting in person.

         All of us at Mendocino Brewing Company look forward to seeing you at the Annual Meeting.

                                             Sincerely,

                                             /s/ Yashpal Singh

                                             Yashpal Singh
                                             President

                         MENDOCINO BREWING COMPANY, INC.
                               Post Office Box 400
                             13351 Highway 101 South
                            Hopland, California 95449
                                 (800) 733-3871

                        ---------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     to be held on Thursday, June 28, 2001

                        ---------------------------------


         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of the Shareholders of Mendocino Brewing Company, Inc., a California corporation (the "Company"), will be held on Thursday, June 28, 2001, at 11:00 a.m., local time, at the Ukiah Valley Conference Center located at 200 South School Street, Ukiah, California, for the following purposes:

         1. To approve a Share Purchase Agreement dated November 3, 2000, between the Company, Inversiones Mirabel, S.A., and Golden Eagle Trust, and the transactions contemplated thereby.

         2. To amend the Company's Bylaws to allow for the election of up to nine Directors.

         3. To elect Directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Board of Directors has nominated the following candidates: Dr. Vijay Mallya, H. Michael Laybourn, R.H.B. (Bobby) Neame, Kent D. Price, Sury Rao Palamand, Jerome G. Merchant, and Yashpal Singh, and (if Proposals No.1 and 2 are both approved by the shareholders) David Townshend.

         4. To approve an amendment to the Company's 1994 Stock Option Plan, increasing the number of shares for which options may be granted under the Plan to 1,000,000 shares.

         5. To approve a set of amendments to the Company's Articles of Incorporation, increasing the authorized number of shares of Company Common Stock from 20,000,000 to 30,000,000 shares, increasing the authorized number of shares of Company Preferred Stock from 2,000,000 to 10,000,000 shares, and making certain other changes.

         6. To ratify the appointment of Moss Adams L.L.P. as independent auditors of the Company for the year ending December 31, 2001.

         7. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Shareholders of Mendocino Brewing Company
Notice of Annual Meeting of Shareholders


         The Board of Directors has fixed the close of business on May 8, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

         YOU ARE URGED TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF SUCH REVOCATION, BY FILING A DULY-EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

         If you are a holder of Company Common Stock, you should have received, along with this Notice, a Proxy Statement (with attachments), and a WHITE proxy card. Holders of the Company's Series A Preferred Stock should have received the same material but a BLUE proxy card instead of the WHITE one going to the Common Stockholders. Some shareholders hold both Common Stock and Series A Preferred Stock, and they should receive two identical packages, except that one of them should include a WHITE proxy card and the other should include a BLUE one. It is important that each shareholder use only the correct proxy card(s) to record his or her votes. All votes of Common Stock should be recorded only on the WHITE proxy cards, and votes of Series A Preferred Stock should be made only on the BLUE proxy cards, even if, in some cases, that requires you to return two proxy cards in order to cast all of your votes. Use of the wrong proxy card could invalidate your vote, so please be careful to use the right proxy card when you cast your vote. If you have any questions about the voting procedures, please read the Proxy Statement carefully - it explains these matters more fully. Of course, you may also call the Company directly with any particular questions you may have. Our main telephone number is (800) 733-3871.

         To help us in planning for the Annual Meeting, please mark the appropriate box on the accompanying proxy if you plan to attend.



                                    By Order of the Board of Directors


                                    /s/ N. Mahadevan
                                    --------------------------------------------
Hopland, California                     N. Mahadevan
May 11, 2001                            Corporate Secretary

                         MENDOCINO BREWING COMPANY, INC.
                               Post Office Box 400
                             13351 Highway 101 South
                            Hopland, California 95449


                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 28, 2001


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mendocino Brewing Company, Inc., a California corporation (the "Company"), of proxies to be used at the Annual Meeting of the Shareholders of the Company to be held on Thursday, June 28, 2001, at 11:00 a.m., local time, at the Ukiah Valley Conference Center located at 200 South School Street, Ukiah, California, and at any adjournment or adjournments thereof (the "Annual Meeting"). The approximate date on which this Proxy Statement and the accompanying Proxy were mailed to stockholders is May 11, 2001. The mailing address of the principal executive offices of the Company is: Post Office Box 400, 13351 Highway 101 South, Hopland, CA 95449, and its telephone number is:
(800) 733-3871.

Matters for Consideration at the Annual Meeting

         At the Annual Meeting, Shareholders will be asked to consider and to vote upon the following:

         Proposal No. 1: To approve a Share Purchase Agreement, dated November 3, 2000, between the Company, Inversiones Mirabel, S.A., and Golden Eagle Trust, and the transactions contemplated thereby.

         Proposal No. 2: To amend the Company's Bylaws to allow for the election of up to nine Directors.

         Proposal No. 3: To elect Directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Board of Directors has nominated the following candidates: Dr. Vijay Mallya, H. Michael Laybourn, R.H.B. (Bobby) Neame, Kent D. Price, Sury Rao Palamand, Jerome G. Merchant, and Yashpal Singh, and (if Proposals No.1 and 2 are approved by the shareholders) David Townshend.

         Proposal No. 4: To approve an amendment to the Company's 1994 Stock Option Plan, increasing the number of shares for which options may be granted under the Plan to 1,000,000 shares.

         Proposal No. 5: To approve an amendment to the Company's Articles of Incorporation, increasing the authorized number of shares of Company Common Stock from 20,000,000 to 30,000,000 shares, increasing the authorized number of shares of Company Preferred Stock from 2,000,000 to 10,000,000 shares, and making certain other changes.

         Proposal No. 6. To ratify the appointment of Moss Adams, L.L.P. to serve as the Company's independent accountants for the year ending December 31, 2001.

         THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE FOREGOING PROPOSALS.

                                TABLE OF CONTENTS

Caption                                                                                Page No.
-------                                                                                --------
PROXY STATEMENT SUMMARY..............................................................      4
   Proposal No. 1:  Acquisition Of United Breweries International (UK) Limited.......      4
   Proposal No. 2:  Amendment of the Company's Bylaws................................      6
   Proposal No. 3:  Election of Directors............................................      6
   Proposal No. 4:  Amendment of Stock Option Plan...................................      7
   Proposal No. 5:  Amendment of the Company's Articles of Incorporation.............      7
   Proposal No. 6:  Ratification of Independent Auditors.............................      8

GENERAL INFORMATION..................................................................      8
   Persons Making the Solicitation...................................................      8
   Voting Securities of the Company..................................................      8
   Solicitation of Proxies...........................................................     11
   Revocability of Proxies...........................................................     11
   Market Listing....................................................................     11
   Forward Looking Statements Regarding the Company..................................     11
   Available Information.............................................................     12

PROPOSAL NO. 1:  ACQUISITION OF UNITED BREWERIES INTERNATIONAL (UK) LIMITED..........     12
   Description of the Proposed Acquisition...........................................     13
    The Parties to the Agreement.....................................................     13
    Description of the Transaction...................................................     13
   Related Party Transaction.........................................................     15
   The Company's Principal Reasons for the Acquisition...............................     15
   Inversiones' Principal Reasons for the Acquisition................................     16
   History of the Acquisition........................................................     17
   Comparison of Shareholder Rights..................................................     19
   Consequences of Failure to Approve the Acquisition................................     20
   Fairness Opinion of the Company's Financial Advisor...............................     20
   Accounting Treatment..............................................................     22
   U.S. Federal Income Tax Consequences..............................................     23
   Market Information................................................................     23
   More Information about the Company................................................     23
   Information about UBI and UBSN....................................................     24
   Dissenters' Rights................................................................     29
   Vote Required for Approval........................................................     30

PROPOSAL NO. 2:  AMENDMENT OF THE COMPANY'S BYLAWS...................................     30
   Vote Required for Approval........................................................     30

PROPOSAL NO. 3:  ELECTION OF DIRECTORS...............................................     31
   Nominees for Director.............................................................     31
   Directors and Executive Officers of the Company...................................     31
   Board of Directors' Meetings and Committees.......................................     33
   Report of the Audit Committee.....................................................     34
   Director Compensation.............................................................     35
   Significant Employees.............................................................     36
   Security Ownership of Certain Beneficial Owners and Management....................     36

   Executive Compensation............................................................     38
   Stock Option Grants...............................................................     38
   Employment Agreement..............................................................     39
   Certain Transactions..............................................................     39
   Change in UBA's Beneficial Ownership Interest.....................................     40
   Section 16(a) Beneficial Ownership Reporting Compliance...........................     40
   Vote Required for the Election of Directors.......................................     41

PROPOSAL NO. 4:  AMENDMENT OF THE COMPANY'S 1994 STOCK OPTION PLAN...................     41
   History of the 1994 Plan..........................................................     41
   Options Now Outstanding Under the 1994 Plan.......................................     41
   Description of the Proposed Amendment.............................................     42
   New Plan Benefits.................................................................     42
   Administration of the 1994 Plan...................................................     43
   Options Available for Grant under the 1994 Plan...................................     43
   Eligibility.......................................................................     43
   Terms of Options..................................................................     44
   Adjustment Upon Changes in Capitalization.........................................     45
   Amendment and Termination.........................................................     46
   Federal Income Tax Aspects of the 1994 Plan.......................................     46
   Vote Required for Approval........................................................     47

PROPOSAL NO. 5:  AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION................     48
   Description of and Reasons for the Proposed Amendments............................     48
   General Reasons for the Proposed Amendments.......................................     51
   Effect of the Proposed Amendments on the Series A Preferred Stock.................     51
   Potential Future Offering of Preferred Shares.....................................     51
   Vote Required for Approval........................................................     52

PROPOSAL NO. 6:  RATIFICATION OF INDEPENDENT AUDITORS................................     52
   Vote Required for Approval........................................................     53

OTHER MATTERS    ....................................................................     53
   Shareholder Proposals to be Presented at the Next Annual Meeting..................     53
   Availability of Form 10-KSB.......................................................     53
   Other Matters to be Considered at the Annual Meeting..............................     53
   Supplements and Other Attached Documents..........................................     54

List of Supplements:
         Supplement A - Share Purchase Agreement
         Supplement B - Fairness Opinion
         Supplement C - Dissenters' Rights Information
         Supplement D - Pro Forma and Consolidated Financial Statements of Mendocino Brewing
                            Company, Inc. and United Breweries International (UK) Limited
         Supplement E - Bylaws Amendment
         Supplement F - 1994 Stock Option Plan
         Supplement G - Amended and Restated Articles of Incorporation

Documents Attached:
         Mendocino Brewing Company, Inc. 2000 Annual Report on Form 10-KSB (Without Exhibits)

                             PROXY STATEMENT SUMMARY

         The following is a summary of the material contained elsewhere in this Proxy Statement, and highlights certain information which is discussed more fully below in this Proxy Statement. This Summary is merely an overview of the full text of the Proxy Statement, therefore please refer to the Table of Contents, above, for the location in this Proxy Statement of the full text and description of each of the Proposals referred to in this Summary.

Proposal No. 1:  Acquisition Of United Breweries International (UK) Limited

         The following is a summary of the material discussed in this Proxy Statement under the heading "PROPOSAL NO. 1: Acquisition of United Breweries International (UK) Limited" with respect to the Company's proposed acquisition of that company (the "Acquisition"). Since this Summary does not contain a complete description of the proposed Acquisition or all of the information about that transaction and its consequences which may be important to you, you should read the rest of this Proxy Statement and the accompanying material with care, including the Share Purchase Agreement attached hereto as Supplement A, the Fairness Opinion of Sage Capital, LLC attached hereto as Supplement B, and the documents referred to under the heading "OTHER MATTERS -- Incorporation of Certain Documents by Reference," below. The following discussion of the Agreement is only a brief summary of the Agreement itself, therefore, there may be conflicts between the following description and the actual terms of the Agreement. As this discussion is only a summary of the Agreement, the actual terms of the Agreement will govern any conflict.

         The Parties to the Acquisition Agreement

             o  Mendocino Brewing Company, Inc. (the "Company", "we", or "us"),

             o  Inversiones Mirabel, SA, a Panamanian corporation
                ("Inversiones"), which owns all of the stock of United Breweries International (UK) Limited, a United Kingdom corporation ("UBI"), and

             o Golden Eagle Trust, a trust formed under the laws of the Isle of Man (part of the United Kingdom) ("Golden Eagle"), which owns all of the stock of Inversiones.

             o For more information please see "PROPOSAL NO. 1 - Description of the Proposed Acquisition - The parties to the Agreement," below.

         Relationships Among the Parties

             o Golden Eagle is controlled by trustees who may act in favor of our Chairman of the Board and Chief Executive Officer, Dr. Vijay Mallya, therefore, Dr. Mallya himself may have a material financial interest in Golden Eagle.

             o  Inversiones is a wholly-owned subsidiary of Golden Eagle.

             o Golden Eagle is also the parent of the controlling (97%) shareholder of United Breweries of America Inc., a Delaware corporation ("UBA") which is the Company's principal (55.3%) shareholder.

             o For more information please see "PROPOSAL NO. 1 - Related Party Transaction," below.

         Description of the Transaction.

             Pursuant to the Agreement, the Company has agreed to buy from Inversiones all of the outstanding shares of UBI (there are 100,000 shares outstanding). The Company would pay for the UBI shares by issuing to Inversiones 5,500,000 shares of the Company's Common Stock. The shares of Common Stock proposed to be issued to Inversiones would constitute approximately 49.6% of the Company's outstanding Common Stock after the Acquisition is consummated. As a consequence of the Acquisition, UBI would become a wholly-owned subsidiary of the Company. The Company has also agreed to seek shareholder approval for the election or appointment of one Director to be nominated by Inversiones. (For more information please see "PROPOSAL NO.1 - Description of the Proposed Acquisition," below.)

         Reasons for the Acquisition

             The principal purpose of the Agreement, from our point of view, is to acquire all of the outstanding shares of UBI, which in turn owns 100% of UBSN Ltd., a United Kingdom corporation ("UBSN"). UBSN markets, sells, and distributes Kingfisher Lager, primarily in the United Kingdom and elsewhere in the European Union. By acquiring UBI, we will obtain UBSN, a profitable company which is engaged in the sale and marketing of specialized beer in markets outside the United States, and holds the U.S. distribution rights to distribute Kingfisher Lager beer, a niche market beer which has thus far proved to be successful in its market segment. (For more information please see "PROPOSAL NO. 1--the Company's Principal Reasons for the Acquisition," and "--Inversiones' Principal Reasons for the Transaction," below.)

         What the Company is Paying for UBI

             o In the Acquisition, we will be buying from Inversiones all of the outstanding shares of UBI. The entire purchase price for UBI will consist of 5,500,000 shares of our Common Stock. No cash will be paid for any of the UBI shares being purchased. If the Acquisition is consummated, the additional shares of Common Stock to be issued would constitute approximately 49.6% of our outstanding shares immediately after it takes place.

         The Effect of the Acquisition on the Company's Shareholders

             o We would acquire a profitable company which is engaged in the sale and marketing of specialized beer primarily in the United Kingdom and European markets, as well as the U.S., Canadian, European, and Japanese distribution rights to Kingfisher Lager beer, an international brand which has proven success in its respective market segment.

             o We would issue to Inversiones 5,500,000 shares of our Common Stock, as described below. The new Common Stock would, by itself, amount to approximately 49.6% of all of the outstanding Common Stock of the Company after the Acquisition takes place. As a result of this issuance, our current shareholders would experience immediate and material dilution in the percentage of our Common Stock that their shares now represent. As an example, 10,000 shares of Common Stock now represents about 1.8% of the Company's Common Stock today, but it would represent only about 0.9% of the Company's voting power afterwards.

             o After the Acquisition, Inversiones would hold approximately 49.6% of all of the outstanding Common Stock of the Company. Inversiones is controlled by the same entity - Golden Eagle Trust - which controls UBA, our principal shareholder. Together,

                Inversiones and UBA would own, after the Acquisition, approximately 78% of our outstanding Common Stock.

             o For more information please see "PROPOSAL NO. 1 - Comparison of Shareholder Rights," below.

         Fairness Opinion

              We have retained Sage Capital, LLC, an independent investment banking firm, to evaluate the Acquisition. Sage Capital, LLC has given its opinion that the proposed transaction is fair, from a financial point of view, to us and to our shareholders, and that opinion is attached to this Proxy Statement as Supplement B. (For more information please see "PROPOSAL NO. 1 - Fairness Opinion of the Company's Financial Advisor," below.)

         Dissenters' Rights

              Any holders of the Company's Common Stock as of the record date (which is May 8, 2001) for the Annual Meeting who do not vote in favor of Proposal No. 1 (either in person or by proxy) will be entitled, under California law, to exercise certain dissenters' rights with respect to this transaction. Those shareholders are referred to herein as "Dissenting Shareholders." (Holders of Preferred Stock do not have dissenters' rights with respect to this Proposal.) We are required to offer to purchase the Common Stock of any Dissenting Shareholder for cash, at a price of $0.81 per share. If you wish to preserve the right to have us purchase your dissenting shares, you must either vote against Proposal No. 1, either in person at the Annual Meeting or by proxy, or refrain from voting in favor of the Proposal, again either personally or by proxy. (For more information please see "PROPOSAL NO.
              1 - Dissenters' Rights," below.)

Proposal No. 2:  Amendment of the Company's Bylaws

         The Company's Bylaws currently authorize a number of Directors between five and seven, allowing the Board of Directors to fix the exact number within that range. At present, the Board consists of seven Directors, so that all the available spaces on the Board are currently filled. At the Annual Meeting, the Shareholders are being asked to approve an amendment to Article II, Section 2.2 of the Bylaws to increase the range of authorized Directors to between five and nine, with the exact number within that range to be set by the Board. The proposed text of the amended Section 2.2 of the Company's Bylaws is attached to this Proxy Statement as Supplement E. The reason for this Proposal is that, under the terms of the Agreement with Inversiones described above, the Company has given Inversiones the right to nominate one Director to the Company's Board. If both the transaction with Inversiones and the proposed Bylaw amendment are approved by the Shareholders, therefore, the Board intends to increase the size of the Board to eight, making one additional place available for the new Director. Inversiones has proposed that David Townshend to fill the place thus created.

Proposal No. 3:  Election of Directors

         At the Annual Meeting, Shareholders will elect Directors. Under the Company's current Bylaws the Company's Board may consist of between five and seven members, with the current number set at seven, but if Proposals No. 1 and 2 above, are approved, this range will be increased to between five and nine. Either seven or eight nominees will be elected at the Annual Meeting to be the Directors of the Company, depending on the outcome of the vote on Proposals 1 and 2, above. The Board has nominated its current seven members to serve as Directors of the Company until the next Annual Meeting. Assuming that Proposals No. 1 and 2 will both be approved, the Board has, at the request of Inversiones, nominated

Mr. David Townshend (this nomination will be withdrawn, however, if either Proposal No. 1 or Proposal No.2 are not approved by the shareholders.

Proposal No. 4:  Amendment of Stock Option Plan

         The Board of Directors has proposed that the Company's 1994 Stock Option Plan be amended to increase the total number of options available to be granted under the Plan from the current 200,000 shares to 1,000,000 shares. A copy of the 1994 Stock Option Plan is attached to this Proxy Statement as Supplement F. The Board believes that this increase is appropriate because as the Plan is now structured there are no more options available for grant under the Plan, and additional options should be granted in the future in order to continue to provide appropriate incentives to persons who are making significant contributions to the Company's continued growth and development (all assuming that Proposals No. 1 and 2 are approved by the shareholders).

Proposal No. 5:  Amendment of the Company's Articles of Incorporation

         The Board of Directors has approved some proposed amendments to the Company's Articles of Incorporation, which are being submitted to the shareholders of the Company for their approval at the Annual Meeting. If approved by the shareholders, the proposed amendments would:

             o increase the number of authorized shares of Common Stock from 20,000,000 to 30,000,000;

             o increase the number of authorized shares of Preferred Stock from 2,000,000 to 10,000,000; and

             o permit the future issuance of one or more series of Preferred Stock which would have voting rights and /or the right to share in the Company's assets in the event of any liquidation or dissolution of the Company.

         The proposed amendments to the Company's Articles of Incorporation are not intended or expected to have any effect on the rights of the holders of Company's currently outstanding Series A Preferred Stock. A copy of the proposed Amended and Restated Articles of Incorporation for the Company is attached to this Proxy Statement as Supplement G. The Board of Directors believes that the proposed amendments are appropriate because the terms of the Company's current Articles are so restrictive with respect to the rights of any future series of Preferred Stock as to make it extremely difficult for the Company to be able to raise capital through the issuance and sale of any new series of Preferred Stock. Further, in the event that the shareholders approve Proposals No. 1 and No. 2, which are described elsewhere in this Proxy Statement and will also be submitted to the shareholders for their approval at the Annual Meeting, the Company will have issued or reserved for issuance over half of the shares of Common Stock it is authorized to issue under the current Articles of Incorporation, thus further restricting the Company's ability to raise capital in the future through the issuance and sale of its shares. It is the Board's intention to seek to raise additional funds by issuing a new series of Preferred Stock, possibly later this year, and although no specific details of such a private placement have yet been determined, the Board believes that in order to make such an offering successful it will be necessary to increase the number of shares of Common and Preferred Stock it is authorized to issue, and to make the other changes to the Company's Articles which are part of Proposal No. 5.

         Holders of the Company's Series A Preferred Stock will be asked to approve the proposed amendments along with the holders of the Company's Common Stock, although the holders of the Series A Preferred Stock do not have the right to vote on any of the other Proposals described in this Proxy Statement.

Proposal No. 6:  Ratification of Independent Auditors

         The Company has appointed Moss Adams, L.L.P. as its independent auditors to perform the audit of the Company's financial statements for the current fiscal year, and the shareholders are being asked to ratify such appointment. Moss Adams, L.L.P. also audited the Company's 1999 and 2000 financial statements.


                               GENERAL INFORMATION

Persons Making the Solicitation

         This solicitation of Proxies is being made by the Company's Board of Directors. The expenses of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Annual Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mails, but officers, Directors, and employees of the Company may solicit Proxies personally or by telephone, without receiving special compensation therefor. The Company will reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these Proxy materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company will use the services of Corporate Investor Communications, Inc., a company it does not regularly employ, in connection with this solicitation of Proxies.

Voting Securities of the Company

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given, and shareholders may of course attend the Annual Meeting and vote their shares in person. Proxies which are executed and returned to the Company without contrary instructions will be voted "For" Proposals 1, 2, 4, 5, and 6, "For" the election of each of the Board's nominees for Director, and otherwise in the discretion of the proxyholders.

         Outstanding Shares; Record Date. There were issued and outstanding 5,580,498 shares of the Company's Common Stock (the "Common Stock") and 227,600 shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock") on May 8, 2001, which date has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date").

         Voting Generally.

                  Holders of Common Stock. On any matter submitted to the vote of the shareholders other than the election of Directors, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the Company's books as of the Record Date. With respect to the special rules relating to the election of Directors, please see below under the captions "Election of Directors" and "Cumulative Voting." Holders of Common Stock will receive a WHITE proxy card together with this Proxy Statement.

                  Holders of Series A Preferred Stock. Although the Company's Series A Preferred Stock does not normally carry with it the right to vote, because of the nature of the proposed amendments to the Company's Articles of Incorporation which are included in Proposal No. 5, the holders of the Series A Preferred Stock will have the right to vote on that Proposal along with the holders of the Common Stock.

Each holder of a share of Series A Preferred Stock will be entitled to one vote on Proposal No. 5, in person or by Proxy, for each such share held of record on the Record Date. The holders of the Series A Preferred Stock will not, however, have the right to vote on any matter expected to come before the Annual Meeting other than Proposal No. 5. Holders of Series A Preferred Stock will receive a BLUE proxy card together with this Proxy Statement.

                  Casting Your Votes: WHITE and BLUE Proxy Cards. Holders of Common Stock may cast their Common Stock votes only on the WHITE proxy card which accompanies this Proxy Statement. Holders of Series A Preferred Stock will receive a BLUE proxy card, for the purpose of voting their Series A Preferred Stock. Some stockholders, who own both Common Stock and Series A Preferred Stock, will receive two Proxy Statements, one enclosing a WHITE proxy card for voting their shares of Common Stock and the other containing a BLUE proxy card for the purpose of voting their shares of Series A Preferred Stock. Whatever proxy card or cards you receive, the Company cannot accept any votes of Common Stock which are received on a BLUE proxy card, or any votes of Series A Preferred Stock which are received on a WHITE proxy card, so if you receive both a WHITE proxy card and a BLUE one please be sure to vote only your Common Stock on the WHITE card, and only your Series A Preferred Stock on the BLUE card. If you believe that you have received the wrong color card for the shares you own, please contact the Company's Manager of Investor Relations, Sarah McDaniel at
(800) 733-3871, and you will be promptly sent a replacement proxy card (or cards) at your request.

         Voting Procedures. Shareholders may vote in favor of or against any of the Proposals on which they are entitled to vote (keeping in mind that holders of Common Stock may vote on all of the Proposals; holders of Series A Preferred Stock may only vote on Proposal No. 5), or may abstain from voting on them, by specifying their choice as indicated on the appropriate proxy card. If no specific instructions are given with respect to any Proposal, however, the shares represented by any signed proxy will be voted FOR that that Proposal. Shareholders may also abstain from voting on all of the Proposals by simply not returning any proxy card. If a shareholder wishes to do so, he or she may also attend the Annual Meeting in person, and either submit a signed proxy card at that time or vote by ballot at the Annual Meeting.

         Votes Required for Approval. Ratification of Proposal No. 1 (the acquisition of UBI), Proposal No. 2 (the Bylaws amendment), Proposal No. 4 (the increase in the number of shares reserved for issuance pursuant to the Company's Option Plan), and Proposal No. 6 (approval of the auditors for fiscal 2001) will require only the affirmative vote of the holders of a majority of the shares of Common Stock of the Company voting in person or by proxy at the Annual Meeting. (The holders of the Series A Preferred Stock are not entitled to vote those shares on these Proposals.) Thus, abstentions and broker non-votes, although they will be counted in determining whether a quorum is present for the vote on all matters to come before the Annual Meeting, will have no direct effect on the outcome of the votes on those Proposals.

         Directors of the Company will be elected (Proposal No. 3) by the vote of a plurality of the shares of Common Stock which are present at the Annual Meeting, as discussed below under the heading "Election of Directors." (The holders of the Series A Preferred Stock are not entitled to vote those shares on the election of Directors.) Thus, abstentions and broker non-votes could have an indirect effect on the outcome of the election of Directors, since they will enable a smaller number of votes to determine the outcome of the election.

         Adoption of the proposed amendments to the Company's Articles of Incorporation (Proposal No. 5) will require the approval of a majority of all of the outstanding shares of the Company's Common Stock, voting as a single class, as well as a majority of the shares of the Company's Series A Preferred Stock, also voting as a class, but separately from the votes of the Common Stockholders. (The holders of Series A Preferred Stock are entitled to vote such shares on Proposal No. 5, although not on any of the other Proposals.) Thus, abstentions and broker non-votes will have the same effect as votes against Proposal No. 5.

         Election of Directors. With respect to the election of Directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees, by following the instructions on the enclosed proxy card. Directors will be elected by a plurality of the votes cast by the holders of the Company's Common Stock, voting in person or by proxy at the Annual Meeting.

         A shareholder may choose to withhold from the proxyholders the authority to vote for any of the individual candidates nominated by the Board of Directors, by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxyholders will not cast any of the shareholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the Annual Meeting, but they will retain the authority to vote for the candidates nominated by the Board of Directors whose names have not been struck out, and for any other candidates who may be properly nominated at the Annual Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, then he or she must appear and vote in person at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person. All votes will be tabulated by Boston Equiserve, Inc., the Company's Registrar and Transfer Agent, which will act as the tabulating agent for the Annual Meeting.

         Cumulative Voting. In connection with the election of Directors (only), shares may be voted cumulatively, but only for persons whose names have been placed in nomination prior to the voting for election of Directors and only if a shareholder present at the Annual Meeting gives notice at the Annual Meeting, prior to the vote, of his or her intention to vote cumulatively. (Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.) If any Company shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their votes in voting for election of Directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of Directors to be elected. All of these votes may be cast for any one nominee, or they may be distributed among as many nominees as the shareholder sees fit. The nominees receiving the highest number of votes, up to the number of places to be filled, shall be elected.

         If one of the Company's shareholders gives notice of intention to vote cumulatively, the persons holding the proxies solicited by the Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the Board's nominees as they deem possible. This discretion and authority of the proxyholders may be withheld by checking the box on the proxy card marked "withhold from all nominees." Such an instruction, however, will also deny the proxyholders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the Annual Meeting, although it will not prevent the proxyholders from voting, at their discretion, for any other person whose name may be properly placed in nomination at the Annual Meeting.

         Under California law and the Company's Articles of Incorporation, cumulative voting may not be used in connection with any matter other than the election of Directors.

         Quorum. The presence of the persons entitled to vote a majority of the voting shares of the Company at the Annual Meeting, whether those persons are present in person or only by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies or consideration of the issues raised at the Annual Meeting, the Company may adjourn the Annual Meeting. If the Company proposes to adjourn the Annual Meeting by a vote of the shareholders, the persons named in the enclosed form of proxy will vote all shares for which they have voting authority in favor of such adjournment.

         Votes Cast at the Annual Meetings. Representatives of Boston Equiserve, Inc., the Company's Registrar and Transfer Agent, will be in attendance at the Annual Meeting in order to receive and tabulate any votes cast at that time.

Solicitation of Proxies

         The expense of soliciting proxies in the form accompanying this Proxy Statement will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone or facsimile, or in person. The Company will request that brokers, custodians, nominees, and other record holders of the Company's Common and Series A Preferred Stock forward copies of the proxy and other soliciting materials to persons for whom they hold such shares and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. The Company also expects to use the services of Corporate Investor Communications, Inc., a proxy solicitation firm, in connection with the solicitation of proxies for the Annual Meeting. Although the exact cost of these services is not known at this time, it is anticipated that the cost will not exceed $8,000.

Revocability of Proxies

         A form of Proxy for voting your shares at the Annual Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to, and may, revoke it at any time before it is exercised, by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, if the person executing a Proxy is present at the Annual Meeting, and elects to vote in person, the powers of the Proxy holders will be superseded as to those Proposals on which the shareholder actually votes at the Annual Meeting.

Market Listing

         The Company's Common Stock is listed on the Pacific Exchange and trades under the symbol "MBR."

Forward Looking Statements Regarding the Company

         Certain information contained in this proxy statement which does not relate to historical financial information may be deemed to constitute forward looking statements. The words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe," "intend," "plan," "budget," or similar expressions identify "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. This proxy statement contains certain forward-looking statements with respect to the plans, objectives, future performance, and business of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from historical results and those presently anticipated or projected. The Company's shareholders are cautioned not to place undue reliance on such statements, which speak only as of the date of this Proxy Statement. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Available Information

         The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith periodically files reports, proxy statements, and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copies made at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and the Commission's regional offices at Seven World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Section of the Commission at its Washington, D.C. address at prescribed rates. Such material may also be accessed electronically by means of the Commission's Web site at http://www.sec.gov.

PROPOSAL NO. 1:   ACQUISITION OF UNITED BREWERIES INTERNATIONAL (UK) LIMITED

         At the Annual Meeting, the Shareholders will have the opportunity to vote to approve the proposed acquisition of all of the issued and outstanding capital stock of United Breweries International (UK) Limited, a company organized under the laws of England and Wales ("UBI"), which is currently wholly-owned by Inversiones Mirabel, S.A., a Panamanian corporation ("Inversiones"), in exchange for stock in the Company (the "Acquisition"). As a consequence of the Acquisition, UBI would become a wholly-owned subsidiary of the Company. The Company would not be required to pay any cash to acquire UBI. The entire purchase price would consist of five million five hundred thousand (5,500,000) newly issued shares of the Company's Common Stock The principal terms of the Acquisition will be presented by management at the Annual Meeting, and a copy of the Share Purchase Agreement is attached to this Proxy Statement as Supplement A (the "Agreement").

         Inversiones is a wholly-owned subsidiary of Golden Eagle Trust, an Isle of Man trust ("Golden Eagle") which is controlled by a corporation, CAS Nominees, Ltd. ("CAS"). The Company's Chairman of the Board and Chief Executive Officer, Dr. Vijay Mallya, may be deemed to be a beneficial owner of, and therefore have a material financial interest in, Golden Eagle because as trustees, CAS may exercise discretion in Dr. Mallya's favor. Golden Eagle has agreed to guarantee the representations and warranties made by Inversiones under the Share Purchase Agreement.

         The principal purpose of the Agreement, from the Company's point of view, is the acquisition of UBSN Ltd., a United Kingdom corporation ("UBSN") which is 100% owned by UBI. UBSN markets, sells, and distributes Kingfisher Lager beer, primarily in the United Kingdom and elsewhere in the European Union. Currently, the Kingfisher beer is brewed for UBSN by a third party, Shepherd Neame Limited, under a contract manufacturing agreement.

         Holders of the Company's Common Stock who do not vote in favor of the proposed Acquisition will be entitled, under California law, to exercise certain dissenter's rights. See "PROPOSAL NO. 1 -Dissenters' Rights," below, for a more complete description of the rights and responsibilities of shareholders wishing to exercise such dissenter's rights.

Description of the Proposed Acquisition

The Parties to the Agreement

         The Company. Mendocino Brewing Company, Inc., a California corporation (the "Company"), has historically brewed four ales and one stout, one seasonal ale, and one seasonal porter. The Company's brands include Red Tail Ale, Blue Heron Pale Ale, Eye of the Hawk Select Ale, Black Hawk Stout, Peregrine Golden Ale, and two seasonals for the domestic craft beer market. The Company operates two brewing facilities: one in Ukiah, California and another in Saratoga Springs, New York.

         Golden Eagle. Golden Eagle Trust ("Golden Eagle") is a trust formed under the laws of the Isle of Man (part of the United Kingdom). Among its other assets, Golden Eagle holds 100% of the outstanding stock of Inversiones. Golden Eagle will guaranty the performance and accuracy of Inversiones' representations and warranties, and its indemnity obligations, under the Agreement.

         Inversiones. Inversiones Mirabel, S.A. ("Inversiones"), which is 100% owned by Golden Eagle, is a holding company organized under the laws of Panama. Its sole function is to hold shares in various companies, including UBI.

         UBI and UBSN. United Breweries International (UK) Limited ("UBI") is 100% owned by Inversiones and owns, in turn, 100% of UBSN Ltd., a United Kingdom corporation ("UBSN"). Because UBI is a wholly-owned subsidiary of Inversiones, neither UBI nor UBSN is, or needs to be, a party to the Agreement.

Description of the Transaction

         The following summary of the Agreement is modified in its entirety by reference to the terms of the Agreement itself, a copy of which is attached to this Proxy Statement at Supplement A. Any conflict between the following description and the actual terms of the Agreement shall be resolved by reference to, and in favor of, the actual Agreement.

         Acquisition of UBI: Pursuant to the Agreement, the Company has agreed to buy from Inversiones all of the outstanding shares of UBI (there are 100,000 shares outstanding). The Company would pay for the UBI shares by issuing to Inversiones 5,500,000 shares of the Company's Common Stock. The shares of Common Stock proposed to be issued to Inversiones would constitute approximately 49.6% of the Company's outstanding Common Stock after the Acquisition is consummated. As a consequence of the Acquisition, UBI would become a wholly-owned subsidiary of the Company.

         Election of Director: The Company has also agreed to seek shareholder approval for the election or appointment of one Director to be nominated by Inversiones.

         Guaranty: Under the terms of the Agreement, Inversiones has made a number of representations and warranties with respect to UBI and UBSN. Each of these representations and warranties, and the performance by Inversiones of its indemnity obligations with respect thereto, are unconditionally indemnified and guaranteed by Golden Eagle, which must indemnify and hold the Company harmless against any and all losses, damages, costs, and expenses suffered or incurred by the Company as the result of any breach by Inversiones of any of such representations, warranties, or indemnities.

         Further, Inversiones and Golden Eagle have jointly and severally agreed to indemnify UBI against any and all claims, losses, and liabilities which UBI may incur arising out of a guarantee previously given by UBI to an unrelated third party in connection with a lease of certain property by a former affiliate of UBI's.

         Covenants of Inversiones: The Agreement imposes a series of restrictions on certain activities by Inversiones for a period of two (2) years following the closing, including the following:

             o No competition: Inversiones will not, directly or indirectly, engage in any business which competes with the business of UBI or UBSN in any country in which UBI or UBSN has carried on that business during the year preceding the closing of the Agreement.

             o No solicitation of customers: Inversiones will not solicit or entice away the business of any customer of UBI or UBSN that has been a customer of UBI or UBSN during the year preceding the closing of the Agreement

             o No solicitation of employees and contractors: Inversiones will not solicit, engage, or employ any person who has been employed in a managerial, supervisory, technical, or sales capacity by, or been engaged as a consultant to, UBI or UBSN as of the closing or during the six (6) month period immediately preceding the closing of the Agreement.

         In addition to the foregoing covenants, Inversiones may not (i) disclose, divulge, or use any of the confidential information of UBI or UBSN; or
(ii) use any name or trademark that is likely to be confused with any name or trademark (including but not limited to the "Kingfisher" trademark) that is owned by, or licensed to, UBI or UBSN in connection with a business of brewing or trading lager beer, or a business which is substantially similar to such brewing or trading business carried out by UBI or UBSN.

         Conditions to Closing: The closing of the Agreement, and the obligation of the Company to go forward with the acquisition of the shares of UBI, are subject to the satisfaction or waiver of each of the following conditions:

             o A majority of the Company's shareholders must approve the Acquisition

             o All of the representations and warranties given by Inversiones in the Agreement must be true as of the closing date

             o Inversiones must have complied with certain obligations during the period between the date on which the Agreement was signed and the closing date

             o The Company must have received a "fairness opinion", in a form satisfactory to the Special Committee and its independent counsel, Baker & McKenzie, regarding the proposed acquisition transaction from Sage Capital LLC (the Board of Directors believes that the opinion which is attached to this Proxy Statement as Supplement B will satisfy this obligation).

         In addition, under the terms of the Agreement if the holders of more than 123,457 shares of the Company's Common Stock elect to exercise their dissenters' rights with respect to the Acquisition, by not voting in favor of Proposal No. 1 and complying with their other responsibilities as described below under the heading "Dissenters' Rights", then the Company may, in the discretion of its Board of Directors, elect not to proceed with the Acquisition.

Related Party Transaction

         Because CAS Nominees Ltd., the trustee of Golden Eagle, has the ability to act in favor of Dr. Vijay Mallya, the Company's Chairman of the Board and Chief Executive Officer, Dr. Mallya may have beneficial ownership of Golden Eagle, which would therefore cause him to have a material financial interest in Golden Eagle. Golden Eagle is the sole (100%) owner of Inversiones, which in turn owns UBI.

         Golden Eagle also holds a controlling interest in United Breweries of America Inc., a Delaware corporation ("UBA"), through a subsidiary. UBA is the Company's principal shareholder, with direct ownership of 3,087,818 shares, or 55.3%, of the Company's currently outstanding voting Common Stock. UBA also has an agreement with certain of the Company's original founders which grants to UBA a right of first refusal to purchase an additional 882,547 shares. Dr. Mallya is the Chairman of the Board and Chief Executive Officer of UBA. Through Inversiones and UBA, therefore, Golden Eagle owns or controls a majority of the voting stock of both of the principal parties to the Agreement. In addition, Dr. Mallya is a member of the board of directors of UBSN.

         Mr. R.H.B. Neame, a current member of the Company's Board of Directors, has served as the Chairman and Chief Executive Officer of Shepherd Neame Ltd. for over twenty-five years. Shepherd Neame Ltd. is the brewer of Kingfisher Lager Beer under an agreement with UBSN.

         Because the Acquisition would be a related-party transaction, a Special Committee of the Board Directors was created to review and approve the proposed Acquisition. The members of the Special Committee are Kent D. Price (Chairman), Sury Palamand and Michael Laybourn. The Special Committee also retained the law firm of Baker & McKenzie to act as its independent counsel and to advise it with respect to the terms and conditions of the Share Purchase Agreement. The Company also obtained, from Sage Capital, L.L.C., an independent opinion as to the fairness of the proposed Acquisition, from a financial point of view, to the Company's shareholders (including shareholders other than UBA). A copy of that fairness opinion is attached to this Proxy Statement as Supplement B. For a brief description of the fairness opinion, please also see "PROPOSAL NO. 1 - Fairness Opinion," below.

         At present, the U.S. distribution agent for Kingfisher Lager beer in the United States is American United Breweries Int'l., Inc. ("AUBI"), a company which is affiliated with Inversiones and Golden Eagle, although there is no formal distribution agreement between UBI and AUBI for this purpose. After the Acquisition is consummated, UBI will terminate this relationship (as it relates to the distribution of Kingfisher beer) and enter into a separate distribution agreement with the Company. AUBI will, however, continue to distribute other beers in the United States which compete with the Kingfisher brand (in the same market niche), notably the Flying Horse and Taj Mahal brands.

The Company's Principal Reasons for the Acquisition

         The Special Committee has unanimously determined that the terms of the proposed Acquisition are fair to, and in the best interest of, the Company and its shareholders. On the basis of the recommendation of the Special Committee, the Company's full Board of Directors has also approved the proposed Acquisition (Mr. Mallya and Mr. Neame, being interested parties to the transaction, abstained from that vote).

         These decisions were based on several potential benefits of the transaction that the Special Committee and Board believe will contribute to the success of the Company, including: (a) adding cash flow and financial strength to the company; (b) providing impetus to the Company's long-term goal of meeting the conditions necessary to satisfy the requirements to be listed on the NASDAQ SmallCap Market instead of on the Pacific Exchange; (c) increasing the attractiveness of the Company to outside investors by combining the business of UBSN with the Company; (d) adding brand strength due to Kingfisher's reputation as an established international brand;
(e) enabling the Company's stock to become a more viable "currency" for additional brand acquisitions; (f) providing additional activity to the Company's current manufacturing facilities through Kingfisher's proven domestic sales volumes; and (g) utilizing the distribution strength of UBSN to market the Company's specialty ales in Europe and elsewhere.

         The Special Committee reviewed a number of factors in evaluating the Acquisition, including, but not limited to, the following: (a) historical information concerning the Company's and UBSN's respective business focus, financial performance and condition, operations, technology, and management; (b) management's view of the financial condition, results of operations, and businesses of the Company and UBSN before and after giving effect to the Acquisition and the Board's determination of the Acquisition's potential effect on stockholder values; (c) current financial market conditions and historical stock market prices, volatility and trading information; (d) the consideration the Company will exchange in the transactions in light of comparable transactions; (e) the belief that the terms of the Agreement are reasonable and fair, from a financial point of view, to all of the Company's shareholders; (f) the impact of the transactions on customers and employees; (g) results of the due diligence investigation of UBI and UBSN conducted by the Company's management, accountants and counsel; (h) the expectation that the transactions will be accounted for as an "as-if pooling"; and (i) review of the valuations of comparable companies.

         The Special Committee also identified and considered a number of potentially negative factors in its deliberations concerning the Acquisition, including among others the risk that the potential benefits of the transactions may not be realized and the possibility that the Acquisition may not be consummated.

         On balance, however, the Special Committee concluded that the potential benefits of the Acquisition to the Company and its shareholders outweighed the associated risks. The discussion of the information and factors considered by the Special Committee is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the transactions, the Special Committee did not find it practicable to quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination.

Inversiones' Principal Reasons for the Acquisition

         The Board of Directors of Inversiones has also concluded that the Acquisition would be fair to and in the best interests of Inversiones and its shareholders.

         The decision by Inversiones' Board of Directors to enter into the Agreement was based on several potential benefits of the Acquisition to Inversiones, including the belief that the businesses of UBI and UBSN complement the operations, business, and financial condition of the Company. In addition, the acquisition of UBI by the Company may help accelerate UBSN's growth rate, especially with respect to its United States markets.

         Inversiones' decision to proceed with the Acquisition resulted from its consideration of a number of alternatives, including its long-range plans to continue operating as an entity independent of the Company. Among the factors on which Inversiones based its decision were the following: (a) finding and securing the strategic alternative that would provide the greatest value to Inversiones' shareholder; (b) the current and potential market value of the Company's Common Stock; (c) the likelihood of completing and effecting the Acquisition; (d) the risks to UBI and UBSN if the Acquisition is not effected;
(e) the results of reviews conducted by Inversiones' management and advisors investigating the Company's business, operations, technology, competitive position, and possible expansion opportunities for UBI and/or UBSN;

and (f) review of the current and prospective future business environment in which UBI and UBSN operate.

         Inversiones' Board of Directors believes that the Acquisition will provide UBI and UBSN the opportunity to increase their business relationships in the United States through their connection with the Company, and that through closer relationships with the Company and potential relationships with other companies with which the Company does business, UBI and UBSN may be able to significantly increase their volumes and accelerate and enhance their product offerings. This would presumably enhance the value of the current investments of Inversiones and its parent, Golden Eagle Trust, in the Company.

         The Board of Directors of Inversiones considered a number of negative factors in its review of the potential benefits and drawbacks of the transactions, including among others: (a) the risk that the Acquisition might not be completed; (b) the possibility of disruption of management in connection with effecting the Acquisition and integrating the operations of the companies;
(c) the Company's current lack of profitability; (d) the possibility that key personnel might leave UBI and UBSN after the Acquisition is completed; and (e) the risk that the benefits anticipated in connection with the Acquisition will not be realized.

         Inversiones' Board of Directors concluded, however, that the potential benefits to Inversiones and its shareholder of the Acquisition outweighed the risks associated with the Acquisition.

History of the Acquisition

         During its March 18, 1998 Meeting, the Board discussed the possibility of acquiring certain brands and companies in the microbrewery industry. The Board decided to pursue some specific opportunities, including among others the acquisition of UBI.

         At the Board Meeting held on May 11, 1998, the Board again discussed the feasibility of a transaction with UBI, in this case, the acquisition of its wholly-owned subsidiary, UBSN.

         The Board again discussed the feasibility of various acquisition opportunities at its October 6, 1998 Meeting. During that Meeting, the Board focused on the acquisition of UBSN and the U.S. distribution capabilities of AUBI. At this Meeting, the Board formally appointed a Special Committee of disinterested Directors, consisting of Kent D. Price (Chairman), Sury Rao Palamand, and Michael Laybourn, to consider various aspects of a few of the proposed transactions, including the proposed acquisition of UBSN and AUBI. The Special Committee was also authorized to select an independent investment banker to review any potential transaction and provide the Company with a fairness opinion regarding it and to advise the Board on how the Company might obtain funding for any proposed transaction, if necessary.

         After reviewing proposals from several financial advisors, the Special Committee selected Black & Co. as its financial advisor and engaged Baker & McKenzie as independent Counsel to the Committee. On January 5, 1999, at the invitation of the Special Committee, Black & Co. made a presentation to the Board with respect to issues related to a proposed acquisition of UBI. Dr. Vijay Mallya and Mr. R.H.B. Neame, being interested Directors, did not take part in the Board's discussions at this Meeting, except to express their views on the valuation of the proposed transaction. The individuals with whom the Company was working at Black & Co., subsequently formed Sage Capital, LLC, and the Company has since engaged Sage Capital, LLC to act as its financial advisor with respect to the Acquisition.

         At the May 1, 1999 Company Board Meeting, Mr. Price informed the Board that in view of the Company's revised budget, changes taking place at Black & Co., and the need for further analysis, the proposed transaction with Inversiones would be delayed. He stated that the financial advisory principals of Black & Co. left the Company in April, 1999, and formed Sage Capital, LLC and that Black & Co. on April 9, 1999, had agreed to having Sage Capital satisfy its commitments and undertakings with respect to the above transaction as they were most familiar with it. Mr. Price stated that as soon as Sage Capital, LLC completed its evaluation of UBSN and AUBI, a formal offer to acquire UBSN would be made to UBSN's Board of Directors. The offer was expected to be made before June 15, 1999.

         On May 25, 1999, the Special Committee made an offer to purchase UBSN and UBI in exchange for 5,000,000 shares of Company Common Stock. The offer for UBSN included the distribution rights for Kingfisher Beer in the U.S. outside of the current U.S. Indian restaurant distribution. In its offer, the Special Committee stated that it would not make an offer on AUBI.

         At the Meeting of the Board held on August 30, 1999, Mr. Price reported that the Company was still waiting for a response to its offer to acquire UBI from Inversiones.

         On October 1, 1999, Mr. Price, on behalf of the Board, sent a letter to the Board of Directors of Inversiones, offering to acquire UBI and UBSN in exchange for 5,000,000 shares of the Company's Common Stock, subject to normal due diligence processes. The Board of Directors of Inversiones accepted this offer and the offer letter was signed and returned to the Company by the President of Inversiones on October 10, 1999.

         At the Board Meeting held on December 2, 1999, Mr. Price informed the Board that the Company had received the acceptance of the proposed form of transaction to acquire UBSN from its parent, Inversiones. The Board decided that the proposed transaction should be consummated by the end of March, 2000.

         On January 25, 2000 the Special Committee met with its Counsel John McKenzie of Baker & McKenzie. At this meeting the Special Committee discussed structural details of the acquisition of UBI and UBSN. The possibility of acquiring the exclusive U.S. distribution rights to Kingfisher Lager, and the economics of entering into an agreement to brew Kingfisher Lager at the Saratoga Brewing Facility, were discussed. In addition, the Special Committee discussed the intent of listing the Company's Common Stock on the Nasdaq Small Cap market.

         On March 29, 2000, the Company announced that it intended to enter into two concurrent related party transactions -- the acquisition of UBSN and the U.S. distribution rights for Kingfisher Lager.

         On April 15, 2000 the Special Committee had a conference call with Sage Capital, LLC ("Sage") during which the final transaction between the Company and UBI was discussed. It was recommended by Sage that the current transaction involving the acquisition of UBSN and the U.S. distribution rights to Kingfisher Lager, structured as two concurrent related party transactions, should be consolidated into a single transaction. In order to consolidate these two transactions, it was agreed to ask the controlling shareholders of UBI to merge the exclusive U.S. distribution rights to Kingfisher Lager into UBI, prior to the transaction.

         On April 27, 2000, the parties agreed to increase the number of shares of the Company's Common Stock to be issued to Inversiones as the purchase price for UBI, because, prior to the proposed transaction, UBI would be acquiring the exclusive right to distribute and brew Kingfisher brand beer in the United States. The Company agreed to increase the compensation to be paid to Inversiones by 500,000 shares, bringing the total purchase price up to 5,500,000 shares of the Company's Common Stock.

         On May 17, 2000, the Directors of UBI confirmed that the merger of the exclusive U.S. distribution rights to Kingfisher Lager into UBI, the parent of UBSN, was complete. As a result of this merger, a single transaction including the acquisition of UBSN, by acquiring its parent UBI which also includes the exclusive U.S. distribution rights to Kingfisher Lager, could now take place.

         On June 2, 2000, the Company made an offer to Inversiones to amend the original offer dated October 1, 1999 and accepted October 10, 1999, to reflect the completed merger of the exclusive U.S. distribution rights to Kingfisher Lager into UBI. The Company offered an additional 500,000 shares for the U.S. distribution business, bringing the total purchase price up to 5,500,000 shares of the Company.

         On June 10, 2000 Inversiones accepted the amended offer, confirming the total compensation of 5,500,000 shares of the Company to Inversiones for all of the issued and outstanding shares of UBI, the parent company of UBSN.

         On October 2, 2000 the Special Committee made its final recommendation to the Board as to the advisability and potential structure of the proposed Acquisition. At that Meeting, the Board voted unanimously (Messrs. Mallya and Neame abstaining) to accept the report and recommendations of the Special Committee and to pursue the Acquisition on the terms described elsewhere in this Proxy Statement.

         All of the parties to the Agreement formally executed it effective as of November 3, 2000. Subsequently, the Company filed with the SEC a Current Report on Form 8-K, also dated as of November 3, 2000, publicly announcing the execution and proposed consummation of the Acquisition.

         In December of 2000, the Company entered into discussions with the SEC regarding, among other matters, the Company's need for more comprehensive financial statements provided by UBI on a consolidated basis. After conversations with the Company regarding the financial disclosures that must be made in this Proxy Statement, and that would be required of UBI and UBSN in the future if the Acquisition is approved, UBI and UBSN requested that their primary auditor then commence preparation of the consolidated audited financial statements of the two companies according to the Generally Accepted Accounting Standards used in the US, in order to better comply with the form of financial disclosure required in the US by the SEC.

         On April 11, 2001, as a result of the above mentioned conversations with the SEC, the Company amended its Current Report on Form 8-K to incorporate the more comprehensive consolidated financial statements provided by UBI, and to correct certain other information related to UBI. These changes to the Current Report did not, however, require any related changes to the Agreement.

         On April 23, 2001, Sage Capital, LLC formally issued a Fairness Opinion in connection with the Acquisition.

Comparison of Shareholder Rights

         The proposed transaction will not change the rights of the Company's existing shareholders, although they will experience substantial immediate dilution as a result of it. The Company believes that the Acquisition should be considered an accretive transaction because after the consummation of the Acquisition the value of the Company's Stock will also include the value of UBI. In looking at the two companies' financial results for the years ended December 31, 1999 and 2000, UBI showed a profit for both years, while the Company suffered losses in both years. If the Acquisition had taken place in 1999 or 2000, it would have decreased the net amount of the Company's losses, thereby increasing the value of the shares to the Company's shareholders.

Consequences of Failure to Approve the Acquisition

         If the shareholders of the Company fail to approve the purchase of UBI from Inversiones, the Acquisition will not take place as it is currently envisioned and the Company will, for the present, continue its business as a separate entity. It will not have purchased UBI and its wholly-owned subsidiary UBSN, and will not have the exclusive rights to market and distribute the Kingfisher brand in the United States and Canada, and must continue to rely on its existing brands for revenues. As described in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, which is being distributed (but without Exhibits) along with this Proxy Statement, the Company operated at a loss during both 1999 and 2000, and can offer no assurance that it will turn a profit in the future. It is possible that management of the Company will continue to seek out candidates for combination with the Company, but the Company can offer no assurance that management will successfully locate a suitable candidate or that it will be able to consummate any such transaction.

Fairness Opinion of the Company's Financial Advisor

         The Company has retained Sage Capital LLC ("Sage") to act as its financial advisor in connection with the evaluation of certain elements of the Company's acquisition strategy. Pursuant to this engagement, Sage was asked to render an opinion to the Company's Board of Directors as to whether the equity consideration to be paid for UBI pursuant to the Agreement is fair to the shareholders of the Company from a financial point of view. Sage was not requested to, and did not, make any recommendation to the Company's Board of Directors as to the number of shares or the amount of cash consideration from the Company to be issued to and received by Inversiones' pursuant to the Agreement, which numbers were determined through arm's-length negotiations between the Company and Inversiones.

         As of April 23, 2001, Sage delivered its written opinion to the Company Board that, as of such date and based upon and subject to certain assumptions and other matters described in its written opinion, the total consideration to be paid by the Company pursuant to the Agreement in exchange for all of the equity of UBI is fair to the shareholders of the Company from a financial point of view. Sage's opinion is addressed to the Board of Directors of the Company, is directed only to the financial terms of the Agreement, and does not address the underlying business decision of the Company and Inversiones to engage in the Acquisition and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote at the Annual Meeting.

         The complete text of the April 23, 2001 opinion (the "Sage Opinion"), which sets forth the assumptions made, matters considered, and limitations on and scope of the review undertaken by Sage, is attached to this Proxy Statement as Supplement B, and the summary of the Sage Opinion set forth in this Proxy Statement is qualified in its entirety by reference to the Sage Opinion. The Company's shareholders are urged to read the Sage Opinion carefully and in its entirety for a description of the procedures followed, the factors considered, and the assumptions made by Sage.

         In arriving at its Opinion, Sage, among other things, (i) reviewed the Agreement; (ii) reviewed certain other documents relating to the Agreement;
(iii) reviewed certain publicly available information concerning the Company;
(iv) held discussions with members of senior management of the Company concerning the business prospects of the Company, including such management's views as to the organization of and strategies with respect to the Acquisition;
(v) reviewed certain operating and financial information prepared by the managements of the Company and UBI; (vi) reviewed the recent reported prices and trading activity for the common stock of certain other companies engaged in businesses Sage considered comparable to that of the Company and compared certain publicly available financial data for those comparable companies to similar data for the Company; (vii) reviewed the financial terms of certain other merger and acquisition transactions that Sage deemed generally relevant; and (viii) performed and considered such other studies, analyses, inquiries, and investigations as Sage deemed appropriate. Sage was not, to the best of its knowledge, denied access by the Company or UBI to any requested information and no restrictions were placed on Sage with respect to the procedures followed by Sage in rendering its opinion.

         Sage assumed and relied upon, without independent verification, the accuracy and completeness of the information it reviewed for the purposes of its opinion. With respect to the financial information of the Company and UBI, Sage assumed that such information was complete and accurate in all material respects and had been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of such companies, at the time of preparation, of the operating and financial performance of the Company and UBI. Sage also assumed that there were no material changes in the Company's or UBI's assets, financial condition, results of operations, business, or prospects since the date of their last financial statements made available to Sage and that all material liabilities (contingent or other, known or unknown) of the Company and UBI are as set forth in the financial statements. Sage did not prepare or obtain any independent evaluation or appraisal of the assets or liabilities of the Company and UBI, nor did Sage conduct a physical inspection of the properties and facilities of the Company and UBI in connection with its opinion. The Sage Opinion states that it was based on economic, financial and other conditions existing as of the date of such opinion. Sage does not have any obligation to update, revise or reaffirm its opinion. Furthermore, Sage expressed no opinion as to what the value of the Company's Common Stock will be when issued pursuant to the Agreement or the prices at which the Company's Common Stock will trade at any time.

         Based upon this information, Sage performed a variety of financial analyses of the Acquisition. The following paragraphs briefly summarize the principal financial analyses performed by Sage in arriving at its opinion delivered to the Company's Board of Directors. Such analyses are based on a number of assumptions, including among other things, the projected performance of the Company and UBI and the comparable public companies.

         Contribution Analysis. Sage reviewed the pro forma contribution of the Company and UBI to estimated combined financial results for the twelve months ending December 31, 1999, the twelve months ending December 31, 2000, and the twelve months ending December 31, 2001. Sage reviewed, among other things, pro forma contributions to total revenues, earnings before interest, taxes, depreciation and amortization ("EBITDA") and earnings before interest and taxes ("EBIT"). Based on this analysis, for the twelve months ended December 31, 2000, the Company would have contributed 41.8% of pro forma combined total revenues and 41.3% of pro forma combined EBITDA. As of December 31, 2000, the Company would have contributed 78.4% of total assets and 91.0% of shareholders' equity. For the twelve months ending December 31, 2001, the Company would have contributed 46.9% of pro forma combined total revenues, 51.9% of combined EBITDA, and 39.6% of pro forma EBIT.

         Comparable Company Analysis. Sage compared selected historical and projected operating and stock market data and operating and financial ratios for the Company to the corresponding data and ratios of certain publicly traded companies which it deemed generally comparable to the Company. Such data and ratios included market value to historical and projected revenue, market value to historical and projected earnings before taxes ("EBT"), market value to historical and projected net income and market value to historical book value. Companies deemed to be generally comparable to the Company included Boston Beer, Minnesota Brewing, Pyramid Brewing and Redhook Ale Brewery.

         For the comparable companies, the multiples of market value to last twelve months ("LTM") book values ranged from 0.24 to 2.0 with a mean of 1.37; market value to LTM net income ranged from 13.2 to14.6 with a mean of 13.9, excluding Pyramid and Redhook; and market value to LTM sales ranged from 0.28 to 0.78 with a mean of 0.55. These ratios compared with the following ratios for the Company, calculated on the $0.90 per share price of the Company's Common Stock at its most recent closing price prior to April 23, 2001: market value to book value of 0.54, market value to LTM net income is not meaningful due to the Company's loss for the period, and market value to LTM sales of 0.51.

         Comparable Transaction Analysis. Sage also analyzed publicly available financial information for 73 selected U.S. and international mergers and acquisitions with aggregate transaction values up to $3.5 billion (the "Comparable Public Company Transactions") of companies in the malt beverage industry since 1998. For these transactions, the mean value of market capitalization to sales was 1.6, the mean value of market capitalization to EBITDA was 5.7, and the mean value of market capitalization to LTM earnings was
16.9 times.

         No company or transaction used in any comparable transaction analysis as a comparison is identical to the Company or UBI. Accordingly, these analyses are not simply mathematical; rather, they involve complex considerations and judgments concerning differences in the financial and operating characteristics of the comparable companies and other factors that could affect the public trading value of the comparable companies and the transactions to which they are being compared.

         The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Accordingly, Sage believes that its analyses must be considered as a whole and that considering any portions of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the evaluation process underlying its opinion. In performing its analyses, Sage made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company or UBI. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein. Additionally, analyses relating to the values of businesses or assets do not purport to be appraisals or necessarily reflect the prices at which businesses or assets may actually be sold.

         Sage is a regional investment banking firm based in Portland, Oregon. As part of their investment banking services, the principals of Sage are regularly engaged in the business of advising the managements and boards of directors of corporations regarding the issuance of securities, providing advisory services for mergers and acquisitions, issuing fairness opinions and providing market valuations. The Company has agreed to pay Sage for its services in connection with the transaction, including the delivery of its fairness opinion, a fee of $75,000, of which the balance of $16,666 is due upon delivery of its fairness opinion. The Company has also agreed to reimburse Sage for reasonable out-of-pocket expenses and to indemnify Sage against certain liabilities relating to or arising out of services performed by Sage as financial advisor to the Company.

Accounting Treatment

         The Acquisition will be accounted for as if it were under the pooling method of accounting, and accordingly, the operating results of UBI and UBSN will be included in the Company's consolidated results of operation from the date of the Acquisition. Since Golden Eagle controls both the Company and Inversiones (and through Inversiones, UBI) through various subsidiaries, the Company is required to treat the acquisition of UBI as if it were a pooling of interests. Thus UBI's assets and liabilities will be included at their carryover basis, and not at their fair market value. Because these assets will be recorded at their historical values, no goodwill will be recorded as a result of the transaction. Representatives of

Moss Adams, LLP, the Company's independent auditors, are expected to be present at the Annual Meeting, will be invited to make a statement if they so desire, and are expected to be available to answer appropriate questions from the shareholders.

U.S. Federal Income Tax Consequences

         The following discussion summarizes the material federal income tax consequences relevant to the Company and its stockholders in connection with the Company's acquisition of all of the outstanding shares of UBI. This discussion is based on currently existing provisions of the Internal Revenue Code, existing and proposed Treasury Regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to the Company and its shareholders as described herein. The Company is not requesting and will not request a ruling from the Internal Revenue Service in connection with this acquisition. In addition, the Company has not requested an opinion of counsel regarding the tax consequences of this acquisition.

         The acquisition of the shares of UBI should be considered a statutory reorganization under Internal Revenue Code section 368(a)(1)(B), and therefore should not create a taxable transaction. As a result, the Company should not recognize gain or loss with respect to the transaction, and the assets acquired should maintain a carryover basis. There should be no tax consequences to the Company's shareholders with respect to this acquisition.

Market Information

         On March 28, 2000, the last full day of trading prior to the public announcement of the proposed Acquisition, the last reported sale price of the Company's Common Stock on the Pacific Exchange was $0.8125 per share.

         There is no public market for UBI's Common Stock. Inversiones owns 100% of the issued and outstanding shares of UBI. UBI has never paid a dividend on its Common Stock and does not anticipate paying dividends in the near future.

More Information about the Company

         The following additional material, all of which has been filed by the Company with the SEC and is publicly available on the SEC's website (www.sec.gov), is incorporated herein by reference:

         o The following sections of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, all of which included with this Proxy Statement pursuant to Exchange Act Rule 14a-3:
              "Description of Business," "Description of Property," "Legal Proceedings," "Market for Common Equity and Related Stockholder Matters," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Financial Statements."

         The information incorporated by reference is deemed to be part of this Proxy Statement, except for any such information superseded in the Proxy Statement.

Information about UBI and UBSN

         Overview

         UBI's primary function is to serve as a holding company for UBSN. UBSN sells, markets and distributes alcoholic beverages. Its operation is based at Faversham, Kent, in England, close to the brewery of Shepherd Neame Ltd., licensed brewers of Kingfisher Lager in the United Kingdom (the "U.K."). UBSN's portfolio of products includes Kingfisher Lager (bottled and draught) and Grover Wines, which are imported from India to be sold in Indian restaurants.

         UBSN promotes Kingfisher, a premium Indian style Lager brand, within the U.K. and Continental Europe. Kingfisher is an international brand and is currently distributed in over 30 countries. It is a two time World Champion Lager, winning at the World Beer Championships at Stockholm, Sweden. Over the last several years, Kingfisher has consistently been ranked in the top ten fastest growing beer brands in the United Kingdom. On November 7, 2000, UBSN sponsored Kingfisher National Curry Day, for the fourth consecutive year. In the near future, UBSN hopes to sponsor a new event: the Kingfisher Curry Capital of Britain.

         UBSN is the sole distributor of Kingfisher Lager in the U.K., Ireland, and Continental Europe. In the U.K., UBSN's business is reliant on the niche Indian restaurant sector ("IR Sector") to the extent that total sales volume is derived from sales to the IR Sector. In the U.K., Kingfisher has a share of approximately 22% of the IR Sector market through some 6,500 licensed Indian restaurants. In addition, recently, UBSN has reached an agreement with the J.D. Witherspoons restaurant chain to carry Kingfisher Lager. J.D. Witherspoons currently has 434 outlets throughout the U.K., with an additional 100 anticipated to open in the next twelve months. J.D. Witherspoons has recently promoted Indian fare through a successful promotion on Thursday evenings, J.D.'s Curry Club Night.

         UBSN also distributes Kingfisher Lager in the U.K. and Ireland through the Cash & Carry and J. Sainsbury chains of supermarket stores. Kingfisher had major national exposure through J. Sainsbury when the store conducted a nationwide launch of a promotional campaign in the summer of 2000. The advertising campaign was centered around a national celebrity and was featured in all 360 J. Sainsbury stores throughout the U.K. The campaign featured end of aisle displays featuring recipes and ingredients; Kingfisher Lager was the recommended beverage to accompany a recipe.

         A recent increase in popularity of Indian food in the U.K. has also extended to the take-home market. Supermarkets and off-brand stores have also experienced a recent increase in take-home sales. UBSN is pursuing new distribution possibilities in other U.K. chain supermarket stores. In addition, Kingfisher is exported to 16 European markets and to the U.S. and Canadian markets.

         UBSN does not physically distribute its products to its ultimate trade customers, relying instead on specialist restaurant trade distributors in the U.K. Shepherd Neame Ltd. acts as UBSN's agent, on a commission basis, in the supermarket trade.

         Company Background

         UBI (distributors of Kingfisher Lager) and Shepherd Neame Limited (licensed brewers of Kingfisher Lager) formed UBSN Limited in August 1989 as a 50-50 joint venture. Key personnel from both companies provided their services to UBSN in order to develop the Kingfisher brand in the U.K. and Europe and to distribute the brand to North America. In 1998, UBI purchased all of Shepherd Neame's stake in UBSN and in consideration, entered into a ten year brewing agreement with Shepherd Neame.

         Premises

         UBSN currently has 4 years of a 6 year lease remaining for offices located in Faversham, Kent, England.

         Employees

         UBSN has no employees. However, there are fourteen individuals who provide their services to UBSN. All fourteen are employed either by UBI or Shepherd Neame Limited and are assigned by their respective employers to provide services to UBSN. Of the fourteen individuals who provide services to UBSN, nine are members of the sales force, three serve in administrative positions, and individuals also serve in the following roles: Managing Director, Marketing Director, and Accountant. The latest sales representative to join UBSN began working for UBSN during the year 2000.

         Products & Sizes

         UBSN's business presently consists of the selling, marketing and distribution of three product lines. The first is Kingfisher Lager, the sales of which accounted for 99% of the Company's total gross sales during 2000, up slightly from 98.5% in 1999. The other products, Kalyani Export Special Indian Lager and Grover Wines, accounted for 1% of the Company's total gross sales during 2000, down from 1.5% during 1999.

         UBSN makes available and distributes its Kingfisher Premium Lager Beer in bottles and kegs. During 2000, UBSN made the decision to shift its emphasis on selling forty-liter kegs, the old industry standard, to fifty-liter kegs, the new industry standard. UBSN is also the exclusive European distributor of four wines from Grover Vineyards Limited. Grover Vineyards is now producing Cabernet Sauvignon, Shiraz red, Clairette Blanc de Blanc, and Grenache rose wines. All wines are available in cases.

         Until recently, UBSN also distributed Kalyani Export Special Indian Lager, which is produced and bottled in India, in 350 ml bottles as well as in 650 ml bottles. However, UBSN launched sales of a new 660 ml bottle of Kingfisher Lager in July of 2000, with the intent of spreading the new size throughout the United Kingdom prior to a planned trade and restaurant promotional drive in November of 2000. All key distributors stocked the 660 ml bottle by the end of the year, and sales of the new bottle helped drive Kingfisher volume sales for the year ending December 31, 2000, 11.8% ahead of the sales volume for 1999. As a result of the success of the introduction of the 660 ml Kingfisher bottle, it was no longer necessary to import the Kalyani product of a similar size. Therefore sales of the 650 ml product have been discontinued, and UBSN currently sells the Kalyani Lager in 350 ml bottles only.

         United Kingdom Overview

         Economically, the U.K. has remained reasonably steady over the past few years in terms of growth of economy, interest rates, and inflation. However, the U.K. Pound Sterling has strengthened against most European currencies, and in particular, against the Euro. This has encouraged investment in retail businesses in the U.K., in particular the food and drink retail businesses. Companies which have historically been involved in beer brewing and distributing activities in the U.K. have been expanding into other segments, such as food and drink retail, leisure, and hotel/hospitality.

         At the same time, in recent months and since the entry of superstores such as Wal-Mart, the U.K. has experienced a price discount war, with suppliers under extreme pressure to bear the cost of the cuts in retail prices. An all-party parliamentary committee was recently engaged to analyze the effects of the economic climate on the large retail food chains, and determined that the four largest retail food chains were not making excessive profits.

         Results of Operations

         The following tables set forth, as a percentage of net sales, certain items included in UBI's Profit and Loss Account. See Financial Statements and Notes thereto.




Profit and Loss Account:                      Year Ended December 31,
                                                 2000        1999
                                               --------    --------
                                                  (%)         (%)
Net Sales                                       100.00      100.00
Costs of Sales                                   65.01       65.48
                                                ------      ------
Gross Profit                                     34.99       34.52
                                                ------      ------
Distribution and Selling Expenses                22.20       21.15
General and Administrative Expenses               7.15        8.87
                                                ------      ------
Total Operating Expenses                         29.35       30.02
                                                ------      ------
Profit From Operations                            5.64        4.50
Costs Related to Litigation                        .14        1.70
Interest Expense                                   .65        1.02
                                                ------      ------
Profit before income taxes                        4.86        1.78
Income taxes on Profit                           (1.60)      (0.86)
Minority interest in loss                         0.00        0.04
                                                ------      ------
Profit Before Loss on Discontinued
Operations and Disposal of Soyco, Ltd.            3.26        0.96

Discontinued Operations and Disposal
of Soyco, Ltd.                                    0.00       23.67
                                                ------      ------
Net Profit                                        3.26       24.63
                                                ======      ======

         Net Sales

         UBI and UBSN's consolidated net sales for 2000 increased by 6.4% over 1999 due in part to the Kingfisher brand's growth in the IR Sector. Sales for the year ended December 31, 2000 were approximately, $12,644,000 and increased about $757,000 over 1999. If the sales had been reported in British Pounds, they would have increased 13.5% from 1999 to 2000. The fluctuation in sales growth percentage is attributable to the exchange rates utilized when converting from British Pounds to U.S. Dollars. The increase in sales during 2000 resulted in a profit of approximately $412,000 for the year, an increase of approximately $178,000, or 76%, over sales during 1999. Net profit for 1999 included approximately $2,814,000 of income related to Soyco, Ltd. ("Soyco"), a wholly owned subsidiary of UBI which was sold to an unrelated buyer late in the year. UBI received approximately $80,000 in cash related to the sale of Soyco, recognizing a gain on the transaction as a result of the buyer's assumption of all Soyco's outstanding liabilities.

         Export sales increased by 13% from 1999 to 2000. Sales volume in the United Kingdom measured in Brewers Barrels increased by 8.7% from 1999 to 2000. UBI's export sales volume increased by 9% over the same period. Management attributes the increase in sales to UBI's good position in an extremely competitive situation in the Indian restaurant market and also the continued strength of the British Pound against other European currencies. A portion of the sales growth is attributable to a price increase of 2.5% on Kingfisher products which was effected on January 1, 2000.

         Cost of Goods Sold

         Cost of goods sold as a percentage of UBI and UBSN's consolidated net sales remained relatively constant, decreasing minimally from 65.48% during 1999 to 65.01% during 2000.

         Gross Profit

         As a result of the higher net sales as explained above, UBI and UBSN's consolidated gross profit increased from $4,103,000 in 1999 to $4,424,000 in 2000, representing an increase of 7.8%. As a percentage of net sales, the gross profit during 2000 stayed relatively constant, increasing to 35% from 34.5% during 1999.

         Operating Expenses

         Operating expenses were $3,710,000 in 2000, as compared to $3,568,000 for 1999, representing an minor increase of 4%. Operating expenses consist of sales, marketing and distribution, and general and administrative expenses.

         Operating expenses have been increasing over the years, generally due to UBSN's growth in the industry, for example, transportation and commission costs have risen. This may be attributed generally to the increase in volume of business to the U.S. over the past few years. Also, because sales to supermarkets have increased, the commissions to agents which serve this market, such as Shepherd Neame Ltd., have risen accordingly. In addition, there has been an increase over the past few years in freight rates and oil prices. There have also been increases in government duties, for example, there was a minor increase in the rate of excise duty on beer and wine in April, 2000.

         UBSN has also incurred more costs with regard to personnel. An additional staff member was recruited in 2000 to assist in the sales office, in addition to the sales personnel which were added to the London and Midlands markets. Also, UBSN implemented an annual raise in compensation for its personnel. Travel expenses have risen as the directors have been expanding their focus to the Continent and overseas.

         There has been a slight increase in advertising and promotion costs in recent months. The increase arises out of UBSN's promotional costs incurred in the launch of the new 660 ml bottle size for Kingfisher Lager.

         UBSN has experienced a decrease in some expenses. Although there was in increase in expenses in 1999 associated with equipping UBSN's new offices, the majority of those expenses were initial, non-recurring outlays, therefore those expenses have fallen in 2000. Also, until 2000, UBSN maintained a small central London office to work on sponsorship, which caused redundancies of many expenses, including staffing and personnel costs. Closure of this office has cut expenditures for sponsorship; the sponsorship expenses to date in 2000 have been entirely made up of costs and expenses related to UBSN's sponsorship of the Kingfisher National Curry Day on November 7, 2000.

         Litigation Expense

         The provision for litigation expense for the year 1999 was approximately $203,000, due to a dispute with a major distributor, German Lager Importers, Ltd. Expenses related to this litigation decreased to $18,000 during 2000. In October of 2000, UBSN received a settlement for the debt owed by this distributor, and will be reimbursed for the full costs incurred in the litigation.

         Interest Expense

         UBI's consolidated interest expense on bank overdrafts and other credit facilities was $82,000 in 2000, down from $121,000 in 1999.

         Net Income

         UBI's consolidated net income before income taxes for the year ended December 31, 2000 was $614,000, as compared to $211,000 for the prior year representing 4.9% of net sales for the year 2000 as compared to 1.8% in 1999. Net Income increased from $109,000 in 1999 to $412,000 in 2000, excluding a recognized gain of $2,928,000 on the sale of Soyco, which took place during December of 1999.

         Liquidity and Capital Resources

         Short Term Debt. Nedcor Bank has provided UBSN with a maximum overdraft facility of approximately $2,015,000 ((pound)1,250,000) at an agreed rate of 1.5% over LIBOR. This facility is secured by all the assets of UBSN, and is used to supplement the cash flows from operations to sustain UBSN's operations. Approximately $1,486,300 was outstanding as of December 31, 2000, as compared to approximately $2,009,000 as of December 31, 1999.

         Trade Creditors. Shepherd Neame Ltd., UBSN's former 50% shareholder, has agreed to provide the Company with trade credit of an unspecified amount. The terms of the trade credit allow 45 days for payment for purchases of Kingfisher brand goods. As of December 31, 2000, UBSN owed approximately $2,134,000 to Shepherd Neame Ltd. Under this arrangement, as compared to $2,014,000 at December 31, 1999.

         Current Ratio. UBI's ratio of current assets to current liabilities on December 31, 2000 was 1.01 to 1, as compared to December 31, 1999, when the ratio was 0.92 to 1. Its ratio of total assets to total liabilities was 1.21 to 1 as of December 31, 2000, while the same ratio was 1.11 to 1 at December 31, 1999.

         Independent Accountants

         UBI and UBSN used the London offices of J.M Shah and Company and Ernst and Young, respectively (the "Former Accountants") as their independent accountants until January 31, 2001. Effective as of February 1, 2001, however, UBI and UBSN changed accountants, although here were no disputes with the Former Accountants regarding their financial or reporting practices. UBI and UBSN believed that in order to properly present their financial statements for the purposes of this Proxy Statement, it was necessary to choose one principal independent auditor to consolidate the two firms' financial statements in compliance with US GAAP. UBI and UBSN engaged Hawsons Chartered Accountants ("Hawsons") as their principal auditor, because, among other reasons, Hawsons is affiliated with Moss Adams LLP, the Company's independent auditor ("Moss Adams"), through the international accounting group known as Moores Rowland International. Hawsons has worked closely with Moss Adams in the past. If the proposed Acquisition is approved, the managements of the Company, UBI, and UBSN believe that with Hawsons as the lead auditor of UBI, the coordination and production of future consolidated financial statements will be greatly facilitated.

Dissenters' Rights

         Under California law, the Company is required to offer to purchase each shareholder's dissenting shares (shares which were not voted in favor of the Acquisition) for cash at their fair market value on the day before the date that the material terms of the Acquisition were announced. On March 28, 2000, the day before the proposed Acquisition was first announced, the closing sale price for the Company's Common Stock on the Pacific Exchange was $0.8125; accordingly, that is the price which the Company believes is the fair market value of the Common Stock for purposes of these dissenters' rights. If you preserve your right to dissent by not voting in favor of Proposal No. 1 and, nonetheless, the Acquisition is approved, the Company will mail a notice to you of the approval of the Acquisition within ten days of the approval. The notice will state the price it deems to be the fair market value of the shares ($0.8125 per share), and will detail the procedure to follow if you desire to have the Company purchase your dissenting shares for the stated fair market value. You must follow the procedure given in the notice by making a written demand that the Company purchase your dissenting shares within 30 days of receiving the notice of approval of the Acquisition. If a Shareholder disagrees with the Company's determination of fair market value, then there is a procedure for an appraiser appointed by the court to determine such value.

         To preserve the right to have the Company purchase dissenting shares, you must either (1) vote against the transaction (whether in person at the Annual Meeting or by proxy), or (2) simply refrain from voting in favor of the transaction in any way (again, whether personally or by proxy). So, if you attend the Annual Meeting in person and vote in favor of the Acquisition, or appoint a proxy holder and that proxy holder votes in favor of the Acquisition, you will lose your dissenter's rights. The fair market value of the shares that a dissenting Shareholder may receive in cash, through exercise of Dissenters' Rights, may be more or less than the value of those shares at the time of the Annual Meeting, or at the time the proposed Acquisition takes place (if it does). For instance, as of the close of business on April 2, 2001 (the beginning of the fiscal quarter of the mailing of this Proxy Statement), the closing sale price for the Company's Common Stock on the Pacific Exchange was approximately $0.875 per share.

         If dissenters' rights are properly demanded with respect to more than 123,457 shares of the Company's Common Stock (which would require the Company to pay out more than $100,000 to dissenting shareholders), the Company will have the right to call off the proposed Acquisition entirely, and in that case no shareholder will have the right to exercise dissenters' rights.

         For a detailed discussion of dissenters' rights, please refer to Chapter 13 of the California Corporations Code, sections 1300 through 1304, inclusive, which are attached to this Proxy Statement as Supplement C. If Proposal No. 1 is approved by the shareholders, each shareholder who has voted against the transaction or refrained from voting for the transaction will receive a notice within ten (10) days of the approval, setting forth a statement of the Company's determination of the fair market value of any dissenting shares, a description of the procedure to be followed if the Shareholder desires to exercise his or her dissenters' rights, and a copy of the relevant sections of the Chapter 13 of the California Corporations Code.

                           VOTE REQUIRED FOR APPROVAL

         Approval of the Acquisition requires the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting. For purposes of this vote, abstentions and broker non-votes will in effect not be counted.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 1


PROPOSAL NO. 2:            AMENDMENT OF THE COMPANY'S BYLAWS

         The Company's Bylaws currently authorize a number of Directors between five (5) and seven (7), allowing the Board of Directors to fix the exact number within that range. At present, the Board consists of seven (7) Directors, so that all the available spaces on the Board are currently filled. At the Annual Meeting, the Shareholders are being asked to approve an amendment to Article II,
Section 2.2 of the Bylaws to increase the range of authorized Directors to between five (5) and nine (9), with the exact number within that range to be set by the Board.

         The proposed text of the amended Section 2.2 of the Company's Bylaws is attached to this Proxy Statement as Supplement D, and is hereby incorporated by reference into this Proxy Statement. If the proposed amendment is approved by the Shareholders, the Board intends to increase the size of the Board to eight
(8), making one additional place available for a new Director. On the assumption that both Proposal No. 1 and this Proposal will be approved, the Board has nominated David Townshend to fill the place thus created.

         The reason for this Proposal is that, under the terms of the Agreement referred to in Proposal No. 1, above, Inversiones has the right to nominate one member of the Company's Board of Directors. The Company has also agreed under the terms of the Agreement to incorporate this Proposal to increase the number of directors into this Proxy Statement. Thus, if Proposal No. 1 is approved by the Shareholders the Company must request that the shareholders vote to increase the size of the Board to accommodate the new candidate.

         Inversiones has designated David Townshend, a current Director of UBSN, for election to the Company's Board. Mr. Townshend is currently a Director of UBSN and has been the General Manager of UBSN since 1990. (For more information about Mr. Townshend, please see "PROPOSAL NO. 3 - Election of Directors - Nominees for Director," below.) If this Proposal and Proposal No. 1 are approved by the shareholders, management intends to vote all proxies it receives (other than those which are marked "Withhold For All", or on which Mr. Townshend's name has been stricken out, as described above under "GENERAL INFORMATION - Voting Securities of the Company - Election of Directors" and on the Proxy Card enclosed herewith) FOR the election of Mr. Townshend to the Board of Directors.

                           VOTE REQUIRED FOR APPROVAL

         Approval of the proposed amendment to the Company's Bylaws requires the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting. For purposes of this vote, abstentions and broker non-votes will in effect not be counted.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2

PROPOSAL NO. 3:            ELECTION OF DIRECTORS

         At the Annual Meeting, Shareholders will elect Directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until such Directors' earlier resignation or removal. Under the Company's current Bylaws the Company's Board may consist of between five and seven members, with the current number set at seven, but if Proposals No. 1 and 2 above, are approved by the shareholders at the Annual Meeting this range will be increased to between five and nine. Either seven or eight nominees will be elected at the Annual Meeting to be the Directors of the Company, depending on the outcome of the vote on Proposals 1 and 2, above.

         Shares represented by the accompanying proxy will be voted for the election of the nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a Director.

Nominees for Director

         The Board has nominated its current seven members to serve as Directors of the Company until the next Annual Meeting. The Board's primary nominees are:
Dr. Vijay Mallya, H. Michael Laybourn, R.H.B. (Bobby) Neame, Kent D. Price, Sury Rao Palamand, Jerome G. Merchant, and Yashpal Singh.

         In the event Proposals No. 1, and 2, above, are both approved, the Board has additionally nominated Mr. David Townshend. The Agreement discussed in Proposal No. 1 provides that Inversiones will have the right to designate Mr. Townshend for Director. If either Proposal No. 1 or Proposal No. 2 are not approved by the Shareholders, the nomination of Mr. Townshend will be withdrawn at the Annual Meeting. As of the date of this Proxy Statement, no other names had been placed in nomination for consideration by the Shareholders at the Annual Meeting.

Directors and Executive Officers of the Company

         The following table sets forth the names, ages as of April 30, 2001, and certain information regarding each of the Company's current Directors and executive officers, and each of the Board's nominees for Director:

                                                                                                         Director
Name                                        Age     Position                                               Since
----                                        ---     --------                                             --------
H. Michael Laybourn                         62      Director                                                1993
Narayanan Mahadevan                         43      Chief Financial Officer and Secretary                   ----
Vijay Mallya, Ph.D.                         44      Director, Chairman of the Board, and Chief              1997
                                                    Executive Officer
Jerome G. Merchant*+                        39      Director                                                1997
R.H.B. (Bobby) Neame                        66      Director                                                1998
Sury Rao Palamand, Ph.D.*+                  69      Director                                                1998
Kent D. Price*+                             56      Director                                                1998
Yashpal Singh                               54      Director and President                                  1997
David R. Townshend++                        53      Nominee for Director                                    ----

--------------

*       Member of the Audit/Finance Committee.

+       Member of the Compensation Committee.

++ Assuming that the shareholders approve the proposed Acquisition, more fully described in Proposal No. 1, above, and the proposed Bylaws amendment, more fully described in Proposal No. 2, above, increasing the size of the Board. If either Proposal No. 1 or Proposal No. 2 is not approved, the nomination of Mr. Townshend will be withdrawn.

         H. Michael Laybourn, co-founder of the Company, served as the Company's President from its inception in 1982 through December, 1999, and as its Chief Executive Officer from inception through October 1997. Mr. Laybourn was elected a Director in November 1993 when the Company began the process of converting from a limited partnership to a corporation and served as Chairman of the Board from June 1994 through October 1997. Mr. Laybourn is a former Vice President of the California Small Brewers Association and a former Chairman of the Board of Directors of the Brewers Association of America. Mr. Laybourn holds a Bachelor of Fine Arts degree from Arizona State University.

         Narayanan Mahadeven, 43, joined the company in early 2001 as Secretary, Corporate Controller and Chief Financial Officer. Before joining the Company, he served the United Breweries Group in India for the prior 17 years in various financial and accounting capacities. Mr. Mahadaven was most recently employed as Senior Manager of Accounting Services of Herbertsons Ltd. for the past six years. He holds a Bachelors Degree in Mathematics and is a Chartered Accountant in India.

         Vijay Mallya, Ph.D., became Chairman of the Board and Chief Executive Officer of the Company in October 1997. Dr. Mallya has been the Chairman of several companies since 1983. Dr. Mallya is Chairman of UBICS, Inc., United Breweries Limited, UB Engineering Limited, Mangalore Chemicals and Fertilizers Ltd., Herbertsons Limited, McDowell & Co. Ltd., and other affiliated companies (collectively the "UB Group"). United Breweries Limited and McDowell & Co., Ltd. are two of Asia's leading beer and spirits companies. The UB Group has annual sales in excess of (US) $1 Billion. He also sits on boards of several foreign companies and organizations including companies comprising the UB Group, The Institute of Economic Studies (India), and the Federation of the Indian Chamber of Commerce and Industries. Dr. Mallya holds a Bachelor of Commerce degree from the University of Calcutta in India and an honorary Doctorate in Business Administration from the University of California, Irvine.

         Jerome G. Merchant became a Director in October 1997 and was Chief Financial Officer of the Company from November 1997 to October, 1998. Mr. Merchant currently serves as the Strategic Planning Consultant to the Chairman's Office of the Company and has served in such capacity since July

1996. Since April 1993, Mr. Merchant has served in various capacities for Cal Fed Investments, a wholly owned subsidiary of Cal Fed Bank. He is currently responsible for the due diligence and monitoring of all investment products for Cal Fed Investments. Mr. Merchant received his Bachelor of Science degree in Managerial Economics-Finance from the University of California, Davis.

         R.H.B. (Bobby) Neame became a Director in January 1998. Mr. Neame has served as the Chairman and Chief Executive Officer of Shepherd Neame Ltd. for more than twenty-five years. Shepherd Neame Ltd. has operated as a brewery in England for 300 years, making it England's oldest continuously operating brewery.

         Sury Rao Palamand, Ph.D., became a Director in January 1998. Dr. Palamand is the President of Summit Products, Inc., a beverage development firm serving the beverage industry; President of the Old 66 Brewery & Restaurant, a brewery-restaurant in St. Louis, Missouri; owner of Southbend Brewery & Smokehouse, a chain of brewpubs in the States of North and South Carolina; and Managing Director of Atlantic Beverages Ltd., a product development firm serving the United Kingdom. From 1966 to 1989, Dr. Palamand served as Director, Beer and New Product Development for Anheuser-Busch Companies, Inc. Dr. Palamand holds a Master of Science in Chemistry from the University of Bombay, India, and a Master of Science and Doctorate in Food and Flavor Technology from Ohio State University.

         Kent D. Price became a Director in January 1998. He is currently the President and CEO of Robert Kent and Company, an investment and consulting company. Additionally, he is currently the Chairman of Fluid, Inc. and a Director of Capital Markets Company. From August 1994 until July 1998, he was employed by IBM Banking, Finance and Securities Industries as General Manager of Securities and Capital Markets. From 1993 through August 1994, he served as Chairman and Chief Executive Officer of the Bank of San Francisco. He currently serves as a Director of The San Francisco Company, which is the holding company for the Bank of San Francisco. He also sits on the board of the American Bridge Company. Mr. Price received a Bachelor of Arts in history and politics and a Master of Arts in Slavic studies from the University of Montana and attended Oxford University as a Rhodes Scholar.

         Yashpal Singh, President of the Company since January, 2000, became a Director in October 1997 and Chief Operating Officer in November 1997. Mr. Singh has served as Executive Vice President of the company since May, 1998. Since 1997, Mr. Singh has served as Executive Vice President - Operations for UBA. In this capacity, he is responsible for the U.S. brewing operations of UBA. Between 1992 and 1997, Mr. Singh served as Senior Vice President - Operations for United Brewers Ltd., where he was responsible for the operations of 12 breweries, instituting new projects, and technical and operational evaluation of potential acquisition opportunities. Mr. Singh has over 36 years of experience in the brewing industry. Mr. Singh holds degrees in Chemistry, Botany, and Zoology from Punjab University in India, and has graduate training in the fields of Brewing, Malting, and Mineral Water Technology. Mr. Singh is an associate member of the Institute of Brewing, London; a member of the Master Brewers Association of America; and was a former member of the Managing Committee of the All India Brewer's Association.

         David Townshend is currently a Director of UBSN and has been the General Manager of UBSN since 1990. Mr. Townshend's responsibilities encompass all aspects of UBSN's operations. Prior to his promotion to General Manager of UBSN, Mr. Townshend served as Transport Manager for Shepherd Neame Limited, where his responsibilities included distribution and customer services.

Board of Directors' Meetings and Committees

         During the fiscal year ended December 31, 1999, the Board of Directors held four meetings. During 2000, the Board of Directors held two meetings. No Director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

         Listed below are the committees of the Board of Directors, along with Directors who served as members of each committee during 1999 and to date in 2000.

         Audit and Finance Committee. The Board has a standing Audit/Finance Committee and a standing Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

         Messrs. Merchant, Price, and Palamand presently serve as the members of the Audit/Finance Committee. The Audit/Finance Committee met once during 1999, and met four times during 2000. The Audit/Finance Committee reviews, acts on, and reports to the Board of Directors with respect to various auditing, accounting and finance matters, including the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of the Company's auditors, and the accounting practices of the Company.

         Compensation Committee. Messrs. Merchant, Price, and Palamand presently serve as the members of the Compensation Committee. Messrs. Laybourn, Mallya, and Palamand served as the members of the Compensation Committee until April 30, 1999. The Compensation Committee met four times during 1999 and met once during 2000. The Compensation Committee considers all matters of compensation with respect to the chief executive officer, president, any vice president, and any other senior executives, and makes recommendations to the Board regarding the compensation of such persons. The Compensation Committee also makes determinations with respect to the granting of stock options with respect to Directors who are also employees of the Company.

         Special Committee. The Special Committee, consisting of Directors Kent
D. Price (as Chairman), Sury Rao Palamand, and Michael Laybourn, was created by the Board in 1998 for the purpose of advising the Board concerning certain potential transactions by the Company, including among others the Acquisition described in Proposal No. 1, above.

         The Special Committee met six times during 1999 and three times during 2000.

Report of the Audit Committee

         The following audit committee report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials" filed with the SEC, subject to Regulation 14A or 14C or
Section 18(a) of the Securities Exchange Act of 1934, as amended.

         The Board of Directors maintains an Audit/Finance Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit/Finance Committee believe that the Audit/Finance Committee's current member composition satisfies the rules of the National Association of Securities Dealers, Inc. ("NASD") and the Pacific Exchange that govern audit committee composition, including the requirement that all audit committee members be "independent directors." The Audit/Finance Committee has not adopted a written charter.

         The Audit/Finance Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of accounting, auditing, and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit/Finance Committee reviewed and discussed the audited financial statements with management;

discussed with the independent auditors the material required to be discussed by statement on auditing standards no. 61; and reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

         Audit Fees. The aggregate fees billed by Moss Adams for the audit of the Company's annual consolidated financial statements for the year ended December 31, 2000 and the review of the quarterly consolidated financial statements included in the Company's Form 10-QSB for 2000 were $50,200.

         Financial Information System Design and Implementation Fees. There were no fees billed by Moss Adams to the Company for financial information systems design and implementation for the year ended December 31, 2000.

         All Other Fees. The aggregate fees billed to the Company for all other services rendered by Moss Adams for the year ended December 31, 2000 were $51,800.

         The Audit Committee has determined that the provision of the services rendered above for (a) financial information systems design and implementation and (b) all other fees is compatible with the maintenance of Moss Adams' independence.

         Based on the review and discussions referred to above, the Audit/Finance Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the years ended December 31, 1999 and December 31, 2000, as filed with the SEC.
                                 Approved by the Members of the Audit Committee:

                                                   Jerome G. Merchant
                                                   Sury Rao Palamand
                                                   Kent D. Price

Director Compensation

         The Company's policy with respect to compensation of outside Directors for their services as Directors is as follows: each outside Director receives $3,000 per Board meeting he attends and $1,000 per committee meeting he attends. The outside Directors may opt to receive such compensation in cash, or in shares of the Company's Common Stock which will be valued at its fair market value as of the date of the meeting of the Board of Directors or of the meeting of the committee for which the outside Director is being compensated. To date, all of the outside Directors have elected to receive such compensation in shares of the Company's Common Stock. In addition, every year each outside Director is granted options to purchase a number of shares of Common Stock having a fair market value equal to $25,000, as determined on the date of the grant, at an option exercise price equal to the closing price of the Company's Common Stock on the Pacific Exchange.

         Mr. Merchant receives a monthly fee of $2,700 in exchange for consulting services he renders to the Company. This monthly fee is in lieu of the normal Directors' fees of $3,000 per Board meeting and $1,000 per committee meting. In exchange for his consulting services with regard to the Acquisition and related transactions, Mr. Merchant will receive 2.5% of the value of the consideration paid by the Company under the Agreement, payable in the Company's Common Stock. The Common Stock will be valued at the average trading price of the Common Stock over the six months prior to the closing of the Agreement.

         Additionally, in recognition of their past services as Directors of the Company, on August 30, 1999 the Company's three outside Directors were issued a one-time grant of shares of the Company's Common Stock in the following amounts:
Mr. Neame, 18,500 shares; Mr. Price, 31,800 shares; and Mr. Palamand, 23,100 shares.

Significant Employees

         Don Barkley, 46, joined the Company in 1983 as Master Brewer and has served in that capacity continuously since then. In 1993 Mr. Barkley was the President and representative to the national board of governors of the Master Brewers Association of the Americas, Northern California District. Mr. Barkley holds a Bachelor of Science degree in fermentation science from the University of California, Davis.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock and Series A Preferred Stock as of April 2, 2001, for (a) each shareholder known by the Company to own beneficially 5% or more of the outstanding shares of its Common Stock or Series A Preferred Stock; (b) each Director and nominee; and (c) all Directors and executive officers of the Company as a group. Except as noted, the Company believes that the beneficial owners of the Common Stock and Series A Preferred Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                     Shares
                                                  Beneficially      Approximate
               Name                                 Owned(1)         Percentage
               ----                               ------------      -----------
United Breweries of America Inc.+                 3,087,818(2)       55.3%

Vijay Mallya, Ph.D.+                              3,087,818(3)       55.3%

H. Michael Laybourn++                               289,067(4)        5.2%

R.H.B. (Bobby) Neame                                 70,283(5)        1.3%
         c/o Shepherd Neame, Ltd.
         17 Court Street.
         Faversham, Kent ME13 3AX
         United Kingdom

Kent D. Price                                        90,313(5)        1.6%
         c/o Robert Kent and Company
         Wood Island #308
         60 E. Sir Francis Drake Blvd.
         Larkspur, CA 94939

Sury Rao Palamand, Ph.D.                             80,013(5)        1.4%
         50 Crestwood Executive Center,
         Suite 207
         St. Louis, MO 63126

Jerome G. Merchant+                                  42,222(5)        0.8%

Yashpal Singh++

David Townshend
         c/o UBSN Limited
         17 Court Street
         Faversham, Kent ME13 3AX
         United Kingdom

All Directors and executive officers
   as a group (8 persons)                         3,659,716(6)       64.0%

SERIES A PREFERRED STOCK:

H. Michael Laybourn                                       6,100        2.7%
All Directors and executive officers
   as a group (8 persons)                                 6,100        2.7%

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

--------------

 +       Three Harbor Drive, Suite 115, Sausalito, CA 94965

 ++      1601 Airport Road, Ukiah, CA 95402

 (1) Applicable percentages of ownership are based on 5,580,498 shares of Common Stock outstanding. Shares of Common Stock subject to a contract of purchase or options currently exercisable or exercisable within 60 days after the date of this Proxy Statement are deemed outstanding for computing the percentage ownership of the person obligated to purchase the shares or holding the options but are not deemed outstanding for computing the percentage of any other person.

(2) Does not include (i) 1,101,302 shares issuable upon conversion of certain convertible notes issued to UBA (see "--Certain Transactions," below), or (ii) 882,547 outstanding shares which are held in the aggregate by certain of the Company's founders, including Messrs. Laybourn and Barkley, John Scahill, and Norman Franks, and which, pursuant to a Shareholders' Agreement, are subject to (A) a right of first refusal to purchase, held by the Company, which may become exercisable within 60 days, and (B) the requirement that the owners of record vote such shares for four Directors designated by UBA and two additional independent Directors who are acceptable to UBA.

(3) Includes all shares held by UBA. Dr. Mallya may be deemed to be a beneficial owner of UBA because UBA is controlled by Golden Eagle Trust, which in turn is controlled by trustees who may exercise discretion in Dr. Mallya's favor among others. Dr. Mallya is also the Chairman and Chief Executive Officer of UBA.

(4) Includes 12,500 shares subject to options exercisable or will be exercisable within 60 days. Does not include 3,684,498 outstanding shares held by UBA, Messrs. Scahill, Franks, and Barkley, all of which are subject to Shareholders' Agreement which requires the parties thereto to vote for one Director designated by Mr. Laybourn.

(5) Includes 42,222 shares subject to options which are presently exercisable or will be exercisable within 60 days.

(6) Does not include 596,680 outstanding shares held by Messrs. Scahill, Franks, and Barkley pursuant to a Shareholders' Agreement which requires the parties thereto to vote for four Directors designated by UBA, one Director designated by Mr. Laybourn, and two additional independent Directors who are acceptable to UBA, and which grants UBA a right of first refusal with respect to such shares. Includes 168,888 shares subject to options which are presently exercisable or will be exercisable within 60 days

Executive Compensation

         The following table sets forth the annual compensation, including salary, bonuses, and certain other compensation, paid by the Company to its Chief Executive Officer and most highly-compensated executive officers during each of the fiscal years ended December 31, 1998, 1999, and 2000. None of the Company's other executive officers received total compensation in excess of $100,000 in any of those years.

                           SUMMARY COMPENSATION TABLE

                                            Annual Compensation                                 Long-Term Compensation
                                --------------------------------------------- -----------------------------------------------------
                                                                                       Awards                        Payouts
                                                                              ---------------------------- ------------------------
                                                                                             Securities
                                                                               Restricted    Underlying
                                                               Other Annual       Stock       Options/       LTIP       All Other
             Name                         Salary     Bonus     Compensation     Award(s)        SARs        Payouts   Compensation
    And Principal Position       Year      ($)        ($)          ($)            ($)            (#)          ($)          ($)
------------------------------- ------- ----------- --------- ---------------  ----------    ----------     -------   -------------
Vijay Mallya                    2000      $120,000     $0.00      $8,266
Chief Executive Officer
                                1999      $120,000     $0.00       $0.00

                                1998      $120,000     $0.00       $0.00

H. Michael Laybourn             2000         $0.00     $0.00       $0.00                       20,000
Former President
                                1999      $120,000     $0.00      $9,027

                                1998      $120,000     $0.00      $8,386

Yashpal Singh, President and    2000      $106,267   $30,050      $9,027
Chief Operating Officer
                                1999      $100,008   $30,000      $7,916

                                1998      $ 87,922     $0.00      $5,127

Stock Option Grants

         The following table sets forth certain information concerning options held by the named executive officers at December 31, 2000. No stock options were granted to or exercised by any of the Company's executive officers during the year ended December 31, 2000 or to date during 2001.

                          Number of       Percent of Total
                          Securities        Options/SARs
                          Underlying         Granted To
                         Options/SARs       Employees in     Exercise or Base    Expiration
Name                     Granted (#)        Fiscal Year      Price ($/Share)        Date
----                     ------------     ----------------   ---------------     ----------
H. Michael Laybourn       12,500                               $8.80              09/18/01

Employment Agreement

         The Company's employment agreement with President Michael Laybourn which provided for minimum salary of $120,000 expired December 24, 1998. Mr. Laybourn remained President of the Company until December, 1999.

         The Company entered into an employment agreement with its current President and Chief Operating Officer, Yashpal Singh, effective on April 1, 1998. Under that agreement, which will expire in 2004 (but may be terminated at any time, by either party, upon six months notice), Mr. Singh's base salary was initially set at $100,000 per year, however, based on performance reviews, his base salary may be increased annually by the Company's Board of Directors. For the current year, Mr. Singh's base salary is $115,500. Mr. Singh is also entitled to receive an annual bonus, based on an annual performance review, and such bonuses may amount to as much as 30% of Mr. Singh's base salary. The Company provides Mr. Singh with standard medical and dental benefits and also approximately $200,000 in life insurance benefits.

Certain Transactions

         The Board of Directors has proposed that the Company purchase all of the issued and outstanding capital stock of UBI, which is currently wholly-owned by Inversiones, in exchange for five million five hundred thousand (5,500,000) shares of the Company's Common Stock (see "PROPOSAL NO. 1," above). The principal terms of this transaction will be presented by management at the Meeting for the approval of the Company's shareholders, and a copy of the Agreement among the Company, Inversiones, is attached to this Proxy Statement as Supplement A. Under California law, shareholder approval must be obtained before the Agreement can be consummated. Also, under the terms of the Agreement Inversiones has the right to nominate one Director, David Townshend, to serve on the Company's Board. Since the Company's Bylaws currently limit the total number of Directors to seven, and there are now seven serving Directors, in order to increase the size of the Board to accommodate Mr. Townshend, the Board of Directors has submitted to the shareholders a Proposal to amend the Bylaws to increase the size of the Board (see PROPOSAL NO. 2, above). If the Acquisition is approved by the Company's shareholders, UBI would become a wholly-owned subsidiary of the Company. For a full description of the proposed Acquisition please see PROPOSAL NO. 1, above.

         In recognition of Mr. Laybourn's personal guarantee of an equipment lease during 1996, the Company granted President Michael Laybourn a 5-year option to purchase 12,500 shares of Common Stock of the Company at an exercise price of $8.80 per share. Mr. Laybourn's personal guarantee has now terminated in accordance with its terms. The option was granted in January 1997 and expires in September 2001.

         In 1998, UBA agreed to provide the Company with a credit facility of up to $2 million for the working capital requirements of the Company at an interest rate of 1.5% per annum above the prime rate offered by the Bank of America in San Francisco, California (the "1998 Facility"). In mid-1999, the 1998 Facility was terminated, and a new credit facility (the "1999 Facility") in the maximum amount of $800,000 was offered to the Company on substantially the same terms as the 1998 Facility. On August 31, 1999, the Company and UBA entered into a Master Line of Credit Agreement setting forth the terms of the 1999 Facility. Pursuant to the terms of the Master Line of Credit Agreement, advances on the credit facility bear interest at the prime rate of the Bank of America in San Francisco plus 1.5%, up to a maximum of 10%, and is due and payable quarterly. The principal amount of each advance, together with any accrued but unpaid interest on such advance, is due 18 months after the date of such advance. Each advance made on the line of credit will be evidenced by a convertible note. Each convertible note includes a conversion feature whereby UBA could, at its option, convert the principal and any accrued but unpaid interest into unregistered shares of the Company's Common Stock on or after the maturity date, at a rate of one share of Common Stock for each $1.50 of principal and unpaid interest. The arrangement was approved by the independent Directors (Robert Neame, Kent D. Price and Sury Rao Palamand) on August 30, 1999. The terms of the 1999 Facility were recently amended so that the maximum amount available to the Company under the 1999 Facility was increased to $1,200,000, and then increased again to $1,600,000. As of April 1, 2001, the Company had made twelve draws on the credit facility, and the aggregate principal amount drawn, together with interest accrued, equaled $1,651,954. This amount corresponds to the right of UBA to acquire up to 1,101,302 shares of Common Stock of the Company at a conversion price of $1.50 per share.

Change in UBA's Beneficial Ownership Interest

         United Breweries of America Ltd., a British Virgin Islands company ("UBA-BVI") owns approximately 97% percent of the total issued and outstanding shares of UBA (a Delaware corporation). In November of 1997, UBA owned 2,119,647 shares, representing 47.5%, of the then outstanding shares of Common Stock of the Company. UBA then acquired an additional 30,000 shares in a private transaction, increasing its percentage of share ownership to 2,149,647 shares, or approximately 48.2% of the Company's then outstanding common shares.

         On August 30, 1999, UBA agreed to convert all outstanding convertible notes (together with all accrued but unpaid interest) issued to UBA under the 1998 Facility. By their terms the convertible notes were convertible at $1.50 per share. However, at the request of the Company's Board, UBA agreed to convert the notes into Company Common Stock at a price of $1.125, which was the market price of the Common Stock on the Pacific Exchange as of the date immediately prior to the date of the conversion. The total amount converted was approximately $1,055,442, and 938,171 shares of Common Stock were received upon the conversion. As a result, UBA became the owner of 55.3% of the Company's outstanding shares of Common Stock, with 3,087,818 shares. Further, as a result of the conversion, the Company recognized an expense of $248,500 for the induced conversion. The induced conversion was approved by the Board's independent Directors (Robert Neame, Kent D. Price and Sury Rao Palamand).

         Upon the termination of the 1998 Facility, UBA agreed to provide the Company with the 1999 Facility of up to $1,600,000 (as subsequently amended) on substantially the same terms as the 1998 Facility. As of April 1, 2001, the Company had made 12 draws on the 1999 Facility, and the aggregate amount drawn together with interest accrued thereon is equal to $1,651,954.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires each of the Company's executive Directors and officers, and each person who or which is a beneficial owner of more than 10% of the Company's Common Stock, to file forms with the Securities and Exchange Commission ("SEC") and the Pacific Exchange Inc. reports of ownership and changes in ownership of the Company's shares. These persons are required by SEC regulation to furnish the Company with copies of all such forms they file. Based solely upon a review of such Forms furnished to the Company during fiscal 1999 and 2000, only one person who, at any time during fiscal 1999 and 2000 was a Director, officer, or beneficial owner of more than 10 percent of the Company's Common Stock failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years. The Annual Statement of Changes in Beneficial Ownership on Form 5 filed jointly by Dr. Vijay Mallya and United Breweries of America Inc. was filed with the Commission one day after the filing deadline, because Dr. Mallya was travelling overseas and could not be reached until his return.

                   VOTE REQUIRED FOR THE ELECTION OF DIRECTORS

         The affirmative vote of the holders of a plurality of the shares of Common Stock present and voting at the Annual Meeting is required to elect each of the nominees for Director. Each share of Common Stock which is represented, in person or by proxy, at the Annual Meeting will be accorded one vote on each nominee for Director, unless one or more shareholders express an intention to exercise the right of cumulative voting, in which case all shares will be accorded the cumulative voting rights. For purposes of this vote, abstentions and broker non-votes will in effect not be counted. Please see "GENERAL INFORMATION -- Voting Securities of the Company - Cumulative Voting," above, for a brief description of the voting procedures in the event that cumulative voting is requested at the Annual Meeting in connection with the election of Directors.

         The Board of Directors recommends that shareholders vote FOR the election of all eight of the nominees named above (including David Townshend). In the event that the transaction described in Proposal No. 1, above, or the Bylaws amendment described in Proposal No. 2, above, are not approved, the Board will withdraw the nomination of Mr. Townshend.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF
                   THE NOMINEES FOR DIRECTOR DESCRIBED ABOVE.


PROPOSAL NO. 4:   AMENDMENT OF THE COMPANY'S 1994 STOCK OPTION PLAN

         At the Annual Meeting, the Shareholders are being asked to approve an amendment to the Company's 1994 Stock Option Plan (the "1994 Plan") to increase the number of shares of Common Stock reserved for issuance under the 1994 Plan by 800,000 shares, from the current 200,000 shares to an aggregate of 1,000,000 shares.

History of the 1994 Plan

         The Company's 1994 Plan was adopted by the Board of Directors in October of 1994. The purpose of the 1994 Plan is to advance the interests of the Company by giving the Company's employees and consultants incentive, through ownership of the Company's stock, to continue in the service of the Company and thereby to help the Company compete effectively with other enterprises for the services of qualified individuals.

         Between its adoption in 1994 and the end of 2000, all of the options available for grant under the terms of the1994 Plan were awarded, leaving no options available for future grant. In February of 2001, the Board of Directors amended the 1994 Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 800,000 shares to a total of 1,000,000 shares. That amendment is the subject of this Proposal.


Options Now Outstanding Under the 1994 Plan

         As of April 2, 2001, options for 201,388 shares were outstanding under the 1994 Plan, and no shares had been issued pursuant to the exercise of options granted under the 1994 Plan. As of April 2, 2001, the aggregate fair market value of all shares of Common Stock subject to outstanding options under the 1994 Plan was approximately $176,215, based on the closing sale price of $0.875 for the Company's Common Stock as reported on the Pacific Exchange on such date.

Description of the Proposed Amendment

         The Board of Directors believes that in order to attract and retain highly qualified employees and consultants to the Company in the future, and to provide such employees and consultants with adequate incentives through their proprietary interest in the Company, it will be necessary to have a recognized means of offering them a potential equity stake in the Company. Until very recently, such incentives were given by offering stock options through the 1994 Plan. Now, however, all of the 200,000 shares which have been reserved for issuance in the form of options granted under the 1994 Plan have been used up. In order to continue to have this form of incentive compensation available, it is therefore necessary to either adopt a new option plan, or some other comparable plan, or to amend the 1994 Plan in order to make available more shares for future option grants. After considering a number of suggestions, the Board of Directors has approved this Proposal to amend the 1994 Plan to reserve an additional 800,000 shares of Common Stock for issuance in the form of options, thereby increasing the number of options available for grant from the current 200,000 to an aggregate of 1,000,000. The proposed amendment will not make any other changes to the current terms or conditions of the 1994 Plan, or of any options which have been or may be granted under the 1994 Plan. By means of this Proposal No. 4 the shareholders are being asked to approve this amendment to the 1994 Plan.

New Plan Benefits

         Option awards under the 1994 Plan may be granted at the discretion of the Compensation Committee. Accordingly, it is not possible to determine in advance when or whether future option grants may be made under the 1994 Plan, or to whom such grants may be made. The following table sets forth information concerning awards made to certain individuals and groups during 2000 under the 1994 Plan. This information may not be indicative of awards that will be granted under the Plan in the future, however.


                            OPTION GRANTS DURING 2000

                                                                   Number Of Shares           Market Value of the
Name And Position                                                Subject To Options(1)       Underlying Shares (2)
-----------------                                                ---------------------       ---------------------
Michael Laybourn, Director                                              20,000                      $17,500
Jerome G. Merchant, Director                                            20,000                      $17,500
Robert Neame, Director                                                  20,000                      $17,500
Sury Rao Palamand, Director                                             20,000                      $17,500
Kent D. Price, Director                                                 20,000                      $17,500

All Executive Officers as a Group
All Non-Executive Directors as a Group                                  100,000                     $87,500
All Other Employees as a Group

--------------------
(1) All options (i) were granted with an exercise price equal to the fair market value of the Company's Common Stock as of the date of grant,
      (ii) have a term of 5 years from the date of grant, and are immediately exercisable upon the date of the grant, except that the last grant of options under the 1994 Plan to Michael Laybourn exceeded the total reserved number of shares under the 1994 Plan by approximately 1,400 shares, therefore the Company and Mr. Laybourn agreed that none of those options would become exercisable until August, 2001, so that the Company would have sufficient time to take action to increase the number of shares available.
(2) Based on $0.875, the closing price of a share of the Company's Common Stock on April 2, 2001.

Administration of the 1994 Plan

         The 1994 Plan may be administered by the Board of Directors or by a committee of the Board. The 1994 Plan is currently being administered by the Board of Directors and the Board's Compensation Committee (the "Administrator"). The Compensation Committee, which is comprised of "outside" (non-employee) directors, has the authority to grant stock options and otherwise administer the 1994 Plan. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 1994 Plan. All questions of interpretation of the 1994 Plan are determined by the Board of Directors or the Compensation Committee and its decisions are final and binding upon all participants.

Options Available for Grant under the 1994 Plan

         Options granted under the 1994 Plan may be, at the discretion of the Administrator and as reflected in the terms of the written option agreement, either "incentive stock options" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options ("NSO"). The 1994 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. Shares subject to options granted under the 1994 Plan that lapse unexercised will generally become available for reissuance under the 1994 Plan at the time of such lapse.

         Subject to adjustment as described below (see "--Adjustment Upon Changes in Capitalization"), the Company may grant only that number of options as is specified in the 1994 Plan. Once the specified number of options are outstanding, the Company may not grant any more options under the 1994 Plan unless some of the formerly granted options lapse unexercised. The exercise of a previously granted option will not increase the number of shares available to be granted in the future.

         At the present time, there are no remaining shares reserved for issuance under the 1994 Plan, unless the 1994 Plan is amended. The Board of Directors has, however, approved an amendment to the 1994 Plan which would increase the number of options which could be granted under the 1994 Plan from 200,000 shares to 1,000,000 shares. If this Proposal is approved, the 1994 Plan would be so amended and the Company would reserve an additional 800,000 shares of its Common Stock for issuance pursuant to the grant and exercise of options under the 1994 Plan.

Eligibility

         The 1994 Plan provides that options may be granted to employees (including officers and directors who are also employees) and consultants of the Company, its subsidiaries and affiliates. ISOs may be granted only to employees of the Company and its subsidiaries. The Administrator selects the optionees and determines the number of shares subject to the option and the exercise price of each option. In making such determination, the Administrator takes into account the duties and responsibilities of the optionee, his or her present and potential contribution to the success of the Company, and other relevant factors. Only employees (including employee-Directors) of the Company may receive ISOs under the 1994 Plan. As of April 2, 2001, the Company had approximately 64 full-time and 21 part-time employees who may be eligible to participate in the 1994 Plan.

         The 1994 Plan provides limits on the aggregate market value of shares subject to all ISOs that may be granted to any single optionee, so that the aggregate fair market value of the shares covered by all ISOs granted to that optionee under the 1994 Plan (together with any other ISO's granted to that individual) which may for the first time become exercisable as ISOs during any one calendar year may not exceed $100,000.

Terms of Options

         The terms of options granted under the 1994 Plan are determined by the Administrator. Each option is evidenced by a stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

         Written Agreement. All grants of options under the 1994 Plan must be evidenced by a written option agreement containing the terms required by the 1994 Plan itself as well as all other terms, imposed at the discretion of the Administrator, which govern the option so granted.

         Exercise of Options. The optionee must earn the right to exercise the option by continuing to work for the Company. All options granted under the 1994 Plan vest (become exercisable) in cumulative annual increments, of at least 20% per year, over a period of five years from the date of grant, but the Administrator may in its discretion issue options with faster vesting periods, or impose performance based vesting criteria. The Administrator determines when options have become exercisable. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased, and by tendering payment of the purchase price to the Company. The method of payment of the exercise price of the shares purchased upon exercise of an option is determined by the Administrator.

         Exercise Price. The exercise price of options granted under the 1994 Plan is determined by the Administrator, and must be at least equal to the fair market value of the shares on the date of grant in the case of ISOs, and 85% of the fair market value of the shares on the date of grant, in the case of NSOs, as determined by the Administrator, based upon the closing sales price for the Company's Common Stock on the principal trading market or quotation system for the Company's Common Stock (currently, the Pacific Exchange) on the date of grant. ISOs granted to shareholders owning more than 10% of the Company's outstanding stock are subject to the additional restriction that the exercise price on such options must be at least 110% of the fair market value on the date of the grant. NSOs granted to a "covered employee" under Section 162(m) of the Code are subject to the additional restriction that the exercise price on such options must be at least 100% of the fair market value on the date of grant.

         Termination Of Employment. If the optionee's employment or consulting relationship with the Company is terminated for any reason other than death or disability, options under the 1994 Plan may be exercised, to the extent the option was exercisable on the date of such termination, not later than three months (or such other period of time as determined by the Administrator) after the date of such termination. In no event, however, may an option be exercised by any person after its termination date.

         Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of total and permanent disability, options may be exercised, to the extent the option was exercisable on the date of such termination, within one year (or such other period of time as determined by the Administrator) after the date of termination, but in no event may any option be exercised after its termination date.

         Death. If an optionee should die while employed or retained by the Company, his or her currently exercisable options may be exercised within one year after the date of death (or such other period of time as determined by the Administrator) by his or her estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent the right to exercise would have accrued had the optionee continued living and remained employed or retained by the Company, but in no event may the option be exercised after its termination date.

         Term (Length of Time) of Options. In general, options granted under the 1994 Plan may not have a term of more than ten years, although options may be granted for shorter terms. Options granted to any person who, at the time of grant, owns 10% or more of the combined voting power of the outstanding stock (common and preferred) of the Company or any of its subsidiaries may not be for a term of more than five years.

         Nontransferability Of Options. No option granted under the 1994 Plan may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution. Options granted under the 1994 Plan may be exercised, during the lifetime of the optionee, only by the optionee and in the event of the optionee's death, only by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

         Other Provisions. The option agreements issued in connection with the grant of any option under the 1994 Plan may contain such other terms, provisions and conditions, not inconsistent with the terms of the 1994 Plan, as may be determined by the Administrator.

Adjustment Upon Changes in Capitalization

         In the event any change is made in the Company's capitalization, such as a stock split or dividend, that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the option price, the number of shares subject to each option, the annual limitation on a grant to any one employee, as well as the number of shares available for issuance under the 1994 Plan, unless the change in capitalization itself involves the termination of all outstanding options.

         All options then outstanding under the 1994 Plan will automatically terminate upon consummation of any (i) merger in which the shares of the Company outstanding immediately before the merger (or in which the shares of the surviving entity issued with respect to shares of the Company immediately before the merger takes place) represent 50% or less of the combined voting power of all of the Company's outstanding stock, (ii) sale, transfer, or other disposition of all or substantially all of the assets of the Company, or (iii) other corporate reorganization or business combination in which the beneficial ownership of 50% or more of the combined voting power of all outstanding stock is transferred. However, the Company may, in its discretion, at any time within 30 days before the scheduled consummation of such a transaction, cancel all outstanding options and pay to each optionee a sum equal to (a) the estimated amount per share that the optionee would otherwise have received at the closing of such transaction with respect to any shares he or she would receive upon exercise of his or her exercisable options, less (b) the aggregate exercise price for such options.

Amendment and Termination

         The Board of Directors may at any time or from time to time amend, suspend, or terminate the 1994 Plan without approval of the shareholders; provided, however, that shareholder approval is required for any amendment to the 1994 Plan that: (i) increases the number of shares that may be issued under the 1994 Plan; (ii) modifies the standards of eligibility; or (iii) modifies the limitation on grants to employees described in the 1994 Plan or results in other changes which would require shareholder approval to qualify options granted under the 1994 Plan as performance-based compensation under Section 162(m) of the Code. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the 1994 Plan without the written consent of the optionee; provided that the

Board of Directors may, with or without the optionee's consent, amend or modify the 1994 Plan and any option agreement entered into thereunder to the extent necessary to qualify options so granted for such favorable federal income tax treatment as may be afforded to employee stock options under Code Section 422 and applicable tax regulations.

         The 1994 Plan will terminate on the earlier to occur of (i) the tenth anniversary of the date on which it was originally approved by the Company's Board of Directors, which will fall in 2004 (but in this case any options then outstanding under the 1994 Plan shall remain validly outstanding and exercisable until they expire by their terms), or (ii) the date on which all shares available for issuance under the 1994 Plan shall have been issued.

Federal Income Tax Aspects of the 1994 Plan

         The following is a brief summary of the federal income tax consequences of transactions under the 1994 Plan based on federal income tax laws in effect on April 1, 2001. This summary is not intended to be exhaustive, and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current federal income tax law and expressly does not discuss the income tax law of any state, municipality or non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all optionees to consult their own tax advisors concerning tax implications of option grants and exercises and the disposition of stock acquired upon such exercises under the 1994 Plan.

         There are generally no federal income tax consequences to the optionee or the Company upon the grant of an option. Generally, there are no federal income tax consequences to the optionee or the Company upon the exercise of an ISO (except that the alternative minimum tax may apply). Upon exercise of an NSO, the optionee normally will recognize taxable ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Optionees who are employees generally may elect to satisfy the withholding tax obligation by payment of the taxes in cash or out of the current earnings paid to the optionee. If an optionee holds the stock acquired upon exercise of an ISO for at least two years from the date on which the option is granted and at least one year from the date of exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs. Upon disposition of the stock acquired upon exercise of an NSO, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will generally be long-term or short-term, depending on whether the stock was held for more than one year.

                           VOTE REQUIRED FOR APPROVAL

         The affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting is required to approve the proposed amendment of the 1994 Plan, by which the total number of shares available for grant in the form of options under the Plan would be increased from 200,000 to 1,000,000. Each share of Common Stock which is represented, in person or by proxy, at the Annual Meeting will be accorded one vote on this Proposal. For purposes of this vote, abstentions and broker non-votes will in effect not be counted.


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED
               AMENDMENT OF THE COMPANY'S 1994 STOCK OPTION PLAN

PROPOSAL NO. 5:    AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION

         At the Annual Meeting, the Shareholders are being asked to approve the adoption of Amended and Restated Articles of Incorporation (the "Amended Articles"), to replace and supersede the Company's existing Articles of Incorporation. If adopted, the Amended Articles would make the following changes to the Company's existing Articles of Incorporation: (1) the authorized number of shares of Company Common Stock would be increased from 20,000,000 to 30,000,000 shares; (2) the authorized number of shares of Company Preferred Stock would be increased from 2,000,000 to 10,000,000 shares; and (3) the Company's Board of Directors would be permitted to create and issue one or more series of Preferred Stock which would have voting rights and /or the right to share in the Company's assets in the event of any liquidation or dissolution of the Company. If adopted, the Amended Articles would not change the rights, preferences, or restrictions of the Company's existing Series A Preferred Stock in any way.

Description of and Reasons for the Proposed Amendments

         The following is a description of the terms of the Amended Articles. This description does not purport to be complete and is qualified in its entirety by reference to the proposed Amended and Restated Articles of Incorporation attached as Supplement G to this Proxy Statement and incorporated herein by reference. All shareholders are urged to read the proposed Amended and Restated Articles of Incorporation in their entirety.

         Agent for Service of Process

                  How it is Now. Article 3 of the Company's current Articles of Incorporation purports to identify the Company's agent for service of process. In fact, the individual identified in the current Article 3 was appointed to that role when the Company was originally incorporated, but he is no longer the Company's agent for service of process, and has not been for some time. As is the case with all California corporations, the Company's agent for service of process is identified each year in a separate certificate required to be filed with the California Secretary of State.

                  The Proposed Amendment. The Amended Articles would eliminate the current Article 3 entirely.

                  Reasons for the Proposed Amendment. Under California law, it is not appropriate to retain the current Article 3 in the Amended Articles. In fact, if the Company were to do so the California Secretary of State would most likely refuse to accept the Amended Articles for filing. The proposed amendment merely brings the Amended Articles into accordance with California law. It will have no effect on the Company, its shareholders, or the Company's actual current agent for service of process.

         Increase in the Number of Authorized Shares of Common Stock

                  How it is Now. The Company's current Articles of Incorporation authorize the issuance of up to 20,000,000 shares of Common Stock.

                  The Proposed Amendment. If the Amended Articles are approved by the Shareholders, the authorized number of shares of Common Stock would be increased from 20,000,000 shares to 30,000,000 shares.

                  Reasons for the Proposed Amendment. At the present time, the Company has outstanding 5,580,498 shares of Common Stock, leaving 14,419,502 shares available for issuance in the future, including approximately 200,000 shares which may be issued subject to the exercise of options currently outstanding. If Proposal No. 1 (the acquisition of UBI and UBSN) and Proposal No. 4 (amendment of the Company's 1994 Stock Option
Plan) are approved by the shareholders, however, the Company will have outstanding 11,080,498 shares of Common Stock, and will have reserved another 1,000,000 shares for issuance in connection with the exercise of options granted or to be granted under the Option Plan. If the Company's Articles of Incorporation are not amended, that would leave only 7,919,502 shares of Common Stock available for issuance in the future. As is discussed more fully below, the Company's Board of Directors has decided to explore the possibility of conducting a private offering of Company stock later in the year. The Board has not decided whether to offer Common Stock, Preferred Stock, or some combination of the two in the private offering now under consideration, but the Board believes that it would be in the Company's best interests to increase the number of shares of Common Stock which are available for issuance in the future in order to provide for that and any future offerings.

         Increase in the Number of Authorized Shares of Preferred Stock

                  How it is Now. The Company's current Articles of Incorporation authorize the issuance of up to 2,000,000 shares of Preferred Stock. At the present time, there are outstanding 227,600 shares of Preferred Stock, all of which are Series A Preferred Shares. Except with respect to the Series A Preferred Stock, the terms of which are fixed in the Articles of Incorporation (and will not be changed if this Proposal is adopted), the Company's current Articles authorize the Board of Directors to issue new shares of Preferred Stock in one or more series, to fix the number of each new series of Preferred Stock, and to determine the rights, preferences, privileges, and restrictions granted to and imposed upon any such new series of Preferred Stock.

                  The Proposed Amendment. If the Amended Articles are approved by the shareholders, the authorized number of shares of Preferred Stock would be increased from 2,000,000 shares to 10,000,000 shares.

                  Reasons for the Proposed Amendment. At present, the Company has available only 1,772,400 authorized and unissued shares of Preferred Stock available for future issuances. As is discussed more fully below, the Company's Board of Directors has decided to explore the possibility of conducting a private offering of Company stock later in the year. The Board has not decided whether to offer Common Stock, Preferred Stock, or some combination of the two in the private offering now under consideration, but the Board believes that it would be in the Company's best interests to increase the number of shares of Preferred Stock which are available for issuance in the future in order to provide for that and any future offerings.

         Rights of Any New Series of Preferred Stock in the Event of Liquidation of the Company

                  How it is Now. The current Articles of Incorporation provide that, in the event of a liquidation of the Company, the assets of the corporation must be distributed first to holders of the Company's Series A Preferred Stock, in an amount equal to $1.00 per share, and second to the holders of the Company's Common Stock. There is no provision for any distribution to the holders of any series of Preferred Stock which may be issued in the future, and in fact the current Articles effectively prohibit any new series of Preferred Stock from receiving any distribution upon liquidation.

                  The Proposed Amendment. The Amended Articles would provide that each series of Preferred Stock could share in the proceeds of any liquidation of the Company, in the order of their seniority as established by the Board of Directors at the time each such series is created. Although the Amended Articles do not require that any new series of Preferred Stock be given rights upon liquidation senior to those of the Common Stock, it is likely that any new investor would require seniority over the

Common Stock in the event of liquidation. The Amended Articles do not affect the existing seniority rights of the Series A Preferred Stock upon liquidation.

                  Reasons for the Proposed Amendment. The Board of Directors believes that unless the Company's Articles of Incorporation are amended to provide that the holders of any potential new series of Preferred Stock may be granted seniority over the holders of the Company's Common Stock, it will be extremely difficult for the Company to sell shares of its Preferred Stock in the future.

         Voting Rights

                  How it is Now. The Articles of Incorporation provide that no shares of Company Preferred Stock may have voting rights. This provision is, however, subject to the requirements of California law, which requires that the holders of preferred stock be given the right to vote on certain matters affecting their rights as shareholders. As a result, the Company's Series A Preferred Stock does not normally carry with it the right to vote on any matter which might come before the shareholders.

                  The Proposed Amendment. The Amended Articles do not grant voting rights to the holders of the Company's existing Series A Preferred Stock. However, the general prohibition against granting voting rights to any new series of Preferred Stock which might be issued in the future would be removed, so that the Board could create one or more new series of Preferred Stock that did have limited or general voting rights.

                  Reasons for the Proposed Amendment. The Board of Directors believes that unless the Company's Articles of Incorporation are amended to provide that the holders of any potential new series of Preferred Stock may be granted voting rights, it will be extremely difficult for the Company to sell shares of its Preferred Stock in the future.

                  Dividends.

                  How it is Now. The Articles of Incorporation do not expressly provide the Board of Directors the authority to fix the dividends and dividend preferences of any other series of Preferred Stock other than the Series A. However, authority is generally provided through the Board's powers set forth in
Section 4.3, because the Board can fix dividends of previously undesignated series of Preferred Stock at the time the Board designates such series. The current Articles of Incorporation also provide, in Article 5, Section 5.3 (which would become Section 4.4 of Article 4 in the Amended Articles) that dividends may not be made cumulative (in other words, that the Board may not create a series of Preferred Stock which has dividend rights which automatically accumulate even when no dividend is specifically authorized or paid out for a given period).

                  The Proposed Amendment. The Amended Articles do not affect the seniority of the Series A, or any other rights of the Series A, with regard to dividends. However, the inclusion of Section 4.2 clearly sets forth the Board's ability to fix the dividends of any series of Preferred Stock other than Series A Preferred Stock. The Amended Articles also remove the existing prohibition against cumulative dividends (see Article 4, Section 4.4, of the Amended Articles).

                  Rasons for the Proposed Amendment. The Board of Directors believes that the Articles of Incorporation should explicitly set forth the Board's right to fix the dividends and dividend preferences, in order to avoid any possible question as to whether the Board has such a right. The Board also feels that the Company should have the ability to create a series of Preferred Stock carrying the right to receive cumulative dividends. It is the view of the Board of Directors that these amendments, while not strictly necessary in order to expedite any future offering of Company Preferred Stock, are likely to increase the

Company's available options and flexibility in drafting (and, where necessary, negotiating) the terms of any future series of Preferred Stock.

General Reasons for the Proposed Amendments

         The Board of Directors believes that the proposed amendments are appropriate because the terms of the Company's current Articles are so restrictive as to the rights of any future series of Preferred Stock as to make it extremely difficult for the Company to be able to raise capital through the issuance and sale of Preferred Stock. Further, in the event that the shareholders approve Proposals No. 1 and No. 2, which are described elsewhere in this Proxy Statement and will also be submitted to the shareholders for their approval at the Annual Meting, the Company will have issued or reserved for issuance over half of the shares of Common Stock it is authorized to issue under the current Articles of Incorporation, thus further restricting the Company's ability to raise capital in the future through the issuance and sale of its shares. As discussed below, the Board has decided to explore the possibility of conducting a private offering of Company stock later in the year, although the Board has not yet decided a number of important questions relating to the proposed offering, including among others when it will take place and whether to offer Common Stock, Preferred Stock, or some combination of the two. The Board believes that in order to make such offering successful it will be necessary to increase the number of shares of Common and Preferred Stock it is authorized to issue, and to make the other changes to the Company's Articles which are part of Proposal No. 5. Holders of the Company's Series A Preferred Stock will be asked to approve the proposed amendments, although they do not have the right to vote on any of the other Proposals described in this Proxy Statement.

Effect of the Proposed Amendments on the Series A Preferred Stock

         The Board of Directors believes that the Amended Articles will not affect in any material way the rights, preferences, or privileges of the Series A Preferred Stock. Nothing in the proposed amendments will create, or permit the creation of, a class or series of stock with any dividend or liquidation rights senior to those of the Series A Preferred Stock. Although it is true that the Amended Articles would permit the Board to create a new series of Preferred Stock having voting rights, that will not affect the Series A Preferred Stock in any way, since the holders of those shares have never had voting rights with respect to them. Similarly, while the Board would, under the Amended Articles, be authorized to create a new series of Preferred Stock having cumulative dividend rights (which the holders of the Series A Preferred Stock do not have), that will also not affect the Series A Preferred Stock since Under Article 4,
Section 4.1 of the Amended Articles (previously Article 5, Section 5.1), no dividend may be paid on any other class of stock, whether Common or Preferred, until the dividend due to the holders of the Series A Preferred Stock has been paid in full.

         Since the Board of Directors intends to use the proceeds of any new private placement of Company Preferred Stock to pay out the stated dividend on the Series A Preferred Stock, and thereby to retire all of the outstanding shares of Series A Preferred Stock (as is discussed more fully below), the Board believes that this Proposal, and the adoption of the Amended Articles, is in the best interest, not only of the Company and the Common Shareholders, but of the holders of the Series A Preferred Stock as well.

Potential Future Offering of Preferred Shares

         The Board of Directors anticipates that the Company will, upon the closing of its next round of Preferred Stock financing, use a portion of the proceeds of such financing to pay to the current holders of the Company's Series A Preferred Stock a preferred dividend equal to $1.00 per share of Series A Preferred Stock. Since there are currently 227,600 issued and outstanding shares of the Company's Series

A Preferred Stock, the aggregate preferred dividend to be paid by the Company would be $227,600. Pursuant to the Company's Articles of Incorporation, upon payment of such preferred dividend by the Company, all issued and outstanding shares of the Company's Series A Preferred Stock would automatically be canceled, and would cease to be outstanding for all purposes, so that the 227,600 shares of Series A Preferred Stock would, once the dividend is paid, resume the status of authorized but unissued and undesignated shares of Preferred Stock, and become available for future issuances by the Company.

         The Board of Directors anticipates that it will utilize its "blank check" authority in the Company's Articles of Incorporation to proceed with the Company's next round of Preferred Stock financing. Both the Company's current Articles of Incorporation, and the proposed Amended Articles, provide "blank check" authority to the Board of Directors. Blank check authority permits the Board of Directors, without the expense and delay of calling a special shareholders meeting, to issue preferred stock in series and to fix the designation, powers, preferences and rights of shares in each series. By using this authority, the Board could, in its discretion, tailor the terms of any new series of Preferred Stock to fit the particular needs of the Company at the time of the stock's issuance.


                           VOTE REQUIRED FOR APPROVAL

         The affirmative votes of the holders of a majority of the outstanding shares of both the Company's Common Stock and its Series A Preferred Stock, in each case voting separately as a class, will be required in order to approve the proposed amendment of the Articles of Incorporation. The votes of the holders of the Company's Common Stock and Series A Preferred Stock will be recorded and counted separately for this purpose. Each share of Common Stock, and each share of Series A Preferred Stock, which is represented, in person or by proxy, at the Annual Meeting will be accorded one vote on this Proposal. For purposes of this vote, since the approval of a majority of the outstanding shares of the Common Stock and of the Series A Preferred Stock will be required (rather than simply a majority of the shares or either class which are represented, in person or by proxy, at the Annual Meeting), abstentions and broker non-votes will have the effect of votes against this Proposal.


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED
              AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION


PROPOSAL NO. 6:    RATIFICATION OF INDEPENDENT AUDITORS

         The Company has appointed Moss Adams, L.L.P. as its independent auditors to perform the audit of the Company's financial statements for the year 2001, and the shareholders are being asked to ratify such appointment. Moss Adams, L.L.P. audited the Company's 2000 financial statements which are included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, which is included (without Exhibits) with this Proxy Statement, and also audited the Company's 1999 financial statements. Representatives of Moss Adams, L.L.P. are expected to be present at the Annual Meeting, will have an opportunity to make a statement at the Annual Meeting if they desire to do so, and are expected to be available to respond to appropriate questions. Ratification of the appointment of Moss Adams, L.L.P. requires the vote of a majority of the shares of the Company's Common Stock present in person or represented by a proxy at the Annual Meeting and entitled to vote. Abstentions have no effect.

         VOTE REQUIRED FOR APPROVAL OF THE APPOINTMENT OF MOSS ADAMS LLP

         The affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting is required to approve the appointment of Moss Adams LLP as the Company's independent auditors for the year 2001. Each share of Common Stock which is represented, in person or by proxy, at the Annual Meeting will be accorded one vote on this Proposal. For purposes of this vote, abstentions and broker non-votes will in effect not be counted.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS, L.L.P.


                                  OTHER MATTERS

Shareholder Proposals to be Presented at the Next Annual Meeting

         Any proposal which a shareholder wishes to have presented at the next annual meeting and included in the management proxy materials relating to such meeting must be received at the main office of the Company no later than January 15, 2002. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, it will be included in the proxy statement and set forth on the form of proxy issued for the next annual meeting of shareholders.

         If a shareholder of the Company wishes to present a proposal before the Company's next annual meeting but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such shareholders must give written notice to the Secretary of the Company at its main office. The Company must receive such notice no later than March 30, 2002.

         It is urged that any shareholder proposals be sent by certified mail, return receipt requested.

Availability of Form 10-KSB

         Included with this Proxy Statement, and partially incorporated herein, is a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000. The Exhibits to the Form 10-KSB are not included, however. The Company will provide without charge to any shareholder, upon written request, an additional copy of this Annual Report on Form 10-KSB. Such written requests should be made to the Company at Mendocino Brewing Company, Inc., Attn:
Sarah T. McDaniel, Manager, Shareholder Relations, Post Office Box 400, 13351 Highway 101 South, Hopland, California 95449, Telephone: (800) 733-3871.

Other Matters to be Considered at the Annual Meeting

         The Board of Directors does not presently intend to present matters other than the foregoing for action by the shareholders at the Annual Meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the Annual Meeting except as specified herein. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form accompanying this Proxy Statement, will be voted in accordance with the judgment of the persons voting such proxies.

Supplements and Other Attached Documents

         The Company hereby incorporates the following documents into this Proxy Statement by reference:

         o Portions of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, as described above in the section of this Proxy Statement captioned "PROPOSAL NO. 1", under the heading "More Information About the Company". A copy of the Form 10-KSB (not including the Exhibits thereto) accompanies this Proxy Statement for convenient reference.

         o   Supplement A, the Share Purchase Agreement

         o Supplement B, the Fairness Opinion provided to the Company by Sage Capital LLC

         o Supplement C, Dissenters' Rights: Sections 1300 through 1304 of the California Corporations Code

         o Supplement D, Pro Forma and Consolidated Financial Statements of Mendocino Brewing Company, Inc. and United Breweries International
             (UK) Limited

         o Supplement E, the proposed amendment to Section 2.2 of the Company's Bylaws

         o   Supplement F, the Company's 1994 Stock Option Plan

         o Supplement G, the Company's proposed Amended and Restated Articles of Incorporation, marked to show all proposed changes.

         The information specifically incorporated by reference herein is deemed to be a part of this Proxy Statement; however the information incorporated herein from the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, is only deemed to be a part of this Proxy to the extent that any statements or information contained therein which have not been superseded or corrected by statements or information provided in this Proxy Statement or the attachments and supplements hereto.

                                  SUPPLEMENT A
                                (Proposal No. 1)

                             DATED NOVEMBER 3, 2000

                          (1) INVERSIONES MIRABEL, S.A.
                          (2) MENDOCINO BREWING COMPANY
                             (3) GOLDEN EAGLE TRUST

                          ----------------------------

                            SHARE PURCHASE AGREEMENT

                          -----------------------------


                                Baker & McKenzie
                              100 New Bridge Street
                                 London EC4V 6JA

                           Telephone: (020) 7919 1000
                              Fax: (020) 7919 1999
                                  Ref: BPA/SAR

                                    CONTENTS

Clauses                                                                    Pages
-------                                                                    -----

1.         Definitions and Interpretation.....................................3
2.         Sale of Sale Shares...............................................10
3.         Consideration.....................................................11
4.         Conditions........................................................12
5.         Completion........................................................13
6.         Restriction of Vendor.............................................17
7.         Warranties........................................................19
8.         Covenant in Respect of Tax........................................23
9.         Pensions..........................................................27
10.        Restriction on Announcements......................................27
11.        Pre-Completion Obligations........................................28
12.        Confidentiality of Information Received by the Vendor.............31
13.        Guarantee and Indemnity by Guarantor..............................32
14.        Costs.............................................................34
15.        General...........................................................34
16.        Notices...........................................................36
17.        Governing Law and Submission to Jurisdiction......................38

SCHEDULE 1
           The Vendor........................................................39
SCHEDULE 2
           Details of the Company............................................40
SCHEDULE 3
           The Subsidiary....................................................42
SCHEDULE 4
           The Property......................................................43
SCHEDULE 5
           Warranties........................................................44
SCHEDULE 6
           [NOT USED]........................................................81
SCHEDULE 7
           Software..........................................................82
SCHEDULE 8
           Vendor's Protection...............................................83

DATE:                  2000

PARTIES:

(1) INVERSIONES MIRABEL, S.A. a company incorporated in Panama whose registered office is at Hong Kong Bank Building, 6th Floor, Samuel Lewis Avenue, P.O. Box 6-4298, El Dorado, Panama City (the "Vendor") as set out in Schedule 1.

(2) MENDOCINO BREWING COMPANY a company incorporated in the State of California whose registered office is at 3 Harbor Drive #115, Sausalito, CA 94965 (the "Purchaser").

(3) GOLDEN EAGLE TRUST a discretionary trust created on 12 October 1982 whose registered office address is c/o CAS Nominess Limited, Celtic House, Victoria Street, Douglas, Isle of Man (the "Guarantor").

RECITALS:

(A) The Vendor is the registered holder and beneficial owner of all of the issued shares in the capital of United Breweries International (UK) Limited ("the Company"). Particulars of the Company are set out in
         Schedule 2.

(B) The Vendor wishes to sell and the Purchaser wishes to purchase the said shares on the terms and conditions set out in this Agreement.

(C) The Guarantor has agreed to guarantee the performance of the obligations of the Vendor hereunder.

TERMS AGREED:

1.       Definitions and Interpretation

1.1 In this Agreement where the context so admits the following words and expressions shall have the following meanings:

         "Accounting Date"                 31 December 1999;

         "Accounts"                        the audited  financial  statements of
                                           the Company and of the Subsidiary for
                                           the accounting reference period which
                                           ended on the  Accounting  Date  (each
                                           such financial statement comprising a
                                           balance   sheet,   profit   and  loss
                                           account,  cash flow statement,  notes
                                           and directors' and auditors'  report)
                                           copies  of which are  annexed  to the
                                           Disclosure Letter;

         "Beer" all existing brands of beer distributed by the Company and/or the Subsidiary as at the Completion Date;

         "CAA"                             the Capital Allowances Act 1990;

         "Company"                         United Breweries  International  (UK)
                                           Limited  details of which are set out
                                           in Schedule 2;

         "Companies                        Acts" the Companies Act 1985 and the
                                           Companies Act 1989 and the former
                                           Companies Acts within the meaning of
                                           Section 735(1)(c) of the Companies
                                           Act 1985;

         "Completion"                      completion  of the sale and  purchase
                                           of the Sale  Shares as  specified  in
                                           clause 5;

         "Completion                       Date" the fifth business day after
                                           the day upon which the last of the
                                           Conditions is satisfied or waived (or
                                           such later date as the parties may
                                           agree);

         "Conditions"                      the  conditions  specified  in clause
                                           4.1;

         "Confidential Information"        know-how,  trade  secrets  and  other
                                           information of a
                                           confidential nature,  wherever in the
                                           world protectable;

         "Consideration Shares"            5,500,000  shares of common  stock in
                                           the capital of the Purchaser;

         "Directors"                       the persons  listed as  directors  of
                                           the Company in Schedule 2;

         "Disclosure Letter"               the letter of  today's  date from the
                                           Vendor  to  the   Purchaser   in  the
                                           approved terms;

         "Employment Law"                  all  and  any   laws,   common   law,
                                           statutes,                 directives,
                                           recommendations,         regulations,
                                           notices, codes of practice,  guidance
                                           notes, judgements, decrees or orders,
                                           whether of the European  Community or
                                           the United  Kingdom,  relating  to or
                                           connected   with  the  employment  of
                                           employees and their health and safety
                                           at work;

         "Environment"                     all or any  of the  following  media,
                                           namely, the air, water and  land; and
                                           the medium  of  air includes  the air
                                           within buildings  and the  air within
                                           other natural or man-made  structures
                                           above or below ground;

         "Environmental Law"               all  and  any   laws,   common   law,
                                           statutes,  directives,   regulations,
                                           notices,  standards  having  force of
                                           law,  codes  of  practice,   guidance
                                           notes, by-laws,  judgements,  decrees
                                           or  orders  whether  of the  European
                                           Community  or the  United  Kingdom or
                                           any  other   relevant   jurisdiction,
                                           relating   to  (1)   the   pollution,
                                           contamination  or  protection  of the
                                           Environment   or  (2)  the   storage,
                                           labelling,     handling,     release,
                                           treatment,  manufacture,  processing,
                                           deposit,  transportation  or disposal
                                           of  Hazardous  Substances  or (3) the
                                           responsibility  or duty  of care  for
                                           waste;

         "Environmental Licence"           any permit,  licence,  authorisation,
                                           consent or other  approval,  that may
                                           be required by any Environmental Law;

         "Environmental Registration"      any registration that may be required
                                           by any Environmental Law;

         "Exchange Act"                    the United States Securities Exchange
                                           Act of 1934, as amended;

         "Former Property"                 all land and premises previously used
                                           by the Company or the  Subsidiary  or
                                           under the past ownership,  occupation
                                           or  control  of  the  Company  or the
                                           Subsidiary   and  shall  exclude  the
                                           Property;

         "Hazardous Substances"            all     substances     of    whatever
                                           description which may cause or have a
                                           harmful effect on the  Environment or
                                           the health of man or any other living
                                           organism      including,      without
                                           limitation,  all  poisonous,   toxic,
                                           noxious,   dangerous   and  offensive
                                           substances;

         "IHTA"                            the Inheritance Tax Act 1984;

         "Intellectual Property"           includes  Confidential   Information,
                                           patents,      registered     designs,
                                           copyrights,   rights  in   databases,
                                           design  rights,   topography  rights,
                                           trade    marks,    business    names,
                                           registrations  of and applications to
                                           register any of the aforesaid  items,
                                           rights  in the  nature  of any of the
                                           aforesaid   items  in  any   country,
                                           rights   in  the   nature  of  unfair
                                           competition  rights and rights to sue
                                           for   passing   off,   in  each  case
                                           wherever in the world enforceable;

         "Management Accounts"             the financial statements unaudited of
                                           the  Company and the  Subsidiary  for
                                           the  period  ending  on  and as at 30
                                           September  2000 (each such  financial
                                           statement to include a balance sheet,
                                           a profit and loss account,  cash flow
                                           statement and notes);

         "participating interest"          the  meaning  defined in section  260
                                           Companies Act 1985;

         "Pension Scheme"                  the  United  Breweries  International
                                           (UK) Limited Pension Plan;

         "Planning Acts"                   the Town  and  Country  Planning  Act
                                           1990, the Planning (Listed  Buildings
                                           and Conservation Areas) Act 1990, the
                                           Planning  (Hazardous  Substances) Act
                                           1990,  the  Planning   (Consequential
                                           Provisions) Act 1990 and the Planning
                                           and  Compensation  Act  1991  and the
                                           Rules,  Regulations  and Orders  made
                                           under  them or  continued  by them as
                                           they apply from time to time;

         "Property"                        the    leasehold    property    short
                                           particulars  of which  are set out in
                                           Schedule 4;

         "Proposed Environmental Laws"     any    proposed    laws,    statutes,
                                           directives,   regulations,   notices,
                                           standards,    codes   of    practice,
                                           guidance notes,  by-laws,  decrees or
                                           orders   whether   of  the   European
                                           Community  or the  United  Kingdom or
                                           any other relevant jurisdiction which
                                           have been  published on or before the
                                           date  hereof and which  relate to (1)
                                           the   pollution,   contamination   or
                                           protection of the  Environment or (2)
                                           the  storage,  labelling,   handling,
                                           release,   treatment,    manufacture,
                                           processing,  deposit,  transportation
                                           or disposal of  Hazardous  Substances
                                           or (3) the  responsibility or duty of
                                           care for waste;

         "Proxy Statement"                 the   statement   required   by  Rule
                                           14a-3(a)  issued  under the  Exchange
                                           Act of 1934;

         "Purchaser's Accountants"         Moss Adams LP;

         "Purchaser's Solicitors"          Baker &  McKenzie  of 100 New  Bridge
                                           Street, London EC4V 6JA;

         "Retirement                       Benefits Scheme" a retirement
                                           benefits scheme within the meaning
                                           given to that term in Section 611 of
                                           the Taxes Act;

         "Sale Shares" the 100,000 ordinary shares of (pound)1 each in the capital of the Company, being the entire issued share capital of the Company;

         "SEC"                             the  United  States   Securities  and
                                           Exchange Commission;

         "Subsidiary"                      the  subsidiary  undertaking  of  the
                                           Company  which is listed in  Schedule
                                           3;

         "subsidiary undertaking"          the  meaning  given  to that  term in
                                           section 258 Companies Act 1985;

         "Tax" all forms of taxation, withholdings, duties, imposts, levies, social security contributions and rates imposed by any local, municipal, governmental, state, federal, or other body in the United Kingdom or elsewhere and any interest, penalty, surcharge or fine in connection therewith;

         "Taxes Act"                       the Income and Corporation  Taxes Act
                                           1988;

         "TCGA"                            the Taxation of Chargeable  Gains Act
                                           1992;

         "Vendor's Solicitors"             Butcher Burns of Beaumont  House,  47
                                           Mount Pleasant, London WC1X 0AE;

         "Warranties"                      the representations, warranties and
                                           undertakings contained or referred to
                                           in clause 7 and Schedule 5.

1.2 Save where the context otherwise requires words and phrases the definitions of which are contained or referred to in Part XXVI of the Companies Act 1985 shall be construed as having the meaning thereby attributed to them.

1.3 Any references, express or implied, to statutes or statutory provisions shall be construed as references to those statutes or provisions as respectively amended or re-enacted or as their application is modified from time to time by other provisions (whether before or after the date hereof) and shall include any statutes or provisions of which they are re-enactments (whether with or without modification) and any orders, regulations, instruments or other subordinate legislation under the relevant statute or statutory provision. References to sections of consolidating legislation shall wherever necessary or appropriate in the context be construed as including references to the sections of the previous legislation from which the consolidating legislation has been prepared.

1.4 References in this Agreement to clauses and schedules are to clauses in and schedules to this Agreement (unless the context otherwise requires). The recitals and schedules to this Agreement shall be deemed to form part of this Agreement.

1.5 Headings are inserted for convenience only and shall not affect the construction of this Agreement.

1.6 The expression "the Vendor" and the expression "the Purchaser" includes their respective successors and assigns and the expression "the Guarantor" includes its successors.

1.7 References to "persons" shall include bodies corporate, unincorporated associations and partnerships (whether or not having separate legal personality).

1.8 References to writing shall include any methods of reproducing words in a legible and non-transitory form.

1.9 The masculine gender shall include the feminine and neuter and the singular number shall include the plural and vice versa.

1.10 All warranties, representations, indemnities, covenants, agreements and obligations given or entered into by more than one person are given or entered into jointly and severally.

1.11 A document expressed to be "in the approved terms" means a document the terms of which have been approved by or on behalf of the parties to this Agreement and a copy of which has been signed for the purposes of identification by or on behalf of those parties.

2.       Sale of Sale Shares

2.1 Subject to the terms of this Agreement, the Vendor shall sell with full title guarantee and the Purchaser shall purchase, free from all liens, charges and encumbrances and together with all rights now or hereafter attaching to them, including all rights to any dividend or other distribution declared, made or paid after the date of this Agreement, the number of Sale Shares set opposite its name in column 2 of Schedule 1.

2.2 The Vendor hereby waives and agrees to procure the waiver of any restrictions on transfer (including pre-emption rights) which may exist in relation to the Sale Shares, whether under the articles of association of the Company or otherwise.

2.3 The Vendor shall have the right to nominate David Townshend (for the purposes of this clause 2.3, the "Nominee") for election to the board of directors of the Purchaser and for this purpose:

2.3.1 the Vendor shall, within 7 days of the date of this Agreement, provide the Purchaser with written notice of the Nominee's proposed election to the board of directors of the Purchaser; and

2.3.2 the Purchaser shall, within 7 days of receipt of such notice, incorporate into the Proxy Statement proposals to:

2.3.2.1 increase the number of directors permitted on the board of directors of the Purchaser by one (1); and

2.3.2.2           elect the Nominee to the board of directors of the Purchaser.

         The parties hereto acknowledge and agree that a failure by the Purchaser to obtain shareholder approval for the proposals under clause
         2.3.2.1 and/or clause 2.3.2.2 above shall not in any way constitute a breach or default by the Purchaser of this Agreement or a failure of a condition to the respective rights and obligations of the parties under this Agreement.

3.       Consideration

         The total consideration payable for the Sale Shares shall be the issue and allotment by the Purchaser to the Vendor of the Consideration Shares credited as fully paid.

         Vendor hereby acknowledges that the Consideration Shares to be delivered to Vendor pursuant to this Agreement will not be registered under the United States securities laws, and may not be sold or transferred except in accordance with such United States securities laws. Each of the certificates evidencing the Consideration Shares shall bear a restrictive legend to that effect, and a stop order shall be placed against the sale or transfer of such Consideration Shares.

4.       Conditions

4.1      The sale and purchase of the Sale Shares is conditional upon:

4.1.1 the Warranties remaining true and accurate and not misleading at Completion as if repeated at Completion and at all times between the date of this Agreement and Completion;

4.1.2 the Vendor having complied fully with the obligations specified in clauses 11.1, 11.2, 11.3, 11.4 and 11.5;

4.1.3          the Purchaser having obtained:

4.1.3.1 approval by the Board of Directors of the Purchaser of the Agreement and the transactions contemplated therein;

4.1.3.2 approval by the SEC of the Proxy Statement filed by the Purchaser with respect to the transactions contemplated in the Agreement, in accordance with the Exchange Act;

4.1.3.3 approval by the shareholders of the Purchaser of the Agreement and the transactions contemplated in the Agreement, in accordance with applicable law, and Purchaser's articles of incorporation and by-laws;

4.1.3.4 a "fairness opinion" in a form satisfactory to the Special Committee of the Purchaser's Board of Directors from Sage Capital LLC; and

4.1.3.5 notices electing to exercise dissenters rights from the holders of no more than 123,457 shares of the Purchaser's common stock.

4.2      The Purchaser may waive all or any of the conditions in clauses 4.1.1,
         4.1.2 and 4.1.3 at any time by notice in writing to the Vendor's Solicitors.

4.3 Each party to this agreement shall use its reasonable endeavours to procure the fulfilment of the Conditions for which that party is responsible on or before the Completion Date and in particular the Purchaser shall use its reasonable endeavours to obtain the approval and opinion referred to in clause 4.1.3 above as soon as reasonably practical after the date hereof.

4.4 In the event that any of Conditions shall not have been fulfilled (or waived pursuant to clause 4.2) prior to 31 January 2001 then the Purchaser shall not be bound to proceed with the purchase of the Sale Shares and this Agreement shall cease to be of any effect except clauses 1, 10, 12, 13, 14, 15.1 to 15.5, 16 and 17 which shall remain in force and save in respect of claims arising out of any antecedent breach of this Agreement.

5.       Completion

5.1 Subject to the provisions of clause 4, Completion shall take place on the Completion Date at the offices of the Purchaser's Solicitors when all (but not some only) of the events described in this clause 5 shall occur.

5.2      At Completion, the Vendor shall:

5.2.1          deliver to the Purchaser:

5.2.1.1 duly executed transfers of all of the Sale Shares in favour of the Purchaser together with the relevant share certificates;

5.2.1.2 transfers in favour of the Company (or its nominees) of such shares in the Subsidiary as are registered in the names of nominee holders, together with the relative share certificates;

5.2.1.3 such waivers or consents as the Purchaser may require to enable the Purchaser to be registered as holders of any of the Sale Shares;

5.2.1.4 all the statutory and other books (duly written up to date) of the Company and the Subsidiary and their respective certificates of incorporation, common seals and any other papers and documents of the Company or the Subsidiary in its possession;

5.2.1.5 written confirmation that the Vendor or Directors are not aware of any matter or thing which is a breach of or inconsistent with any of the Warranties;

5.2.1.6 certified copies of any powers of attorney under which any of the documents referred to in this clause 5.2 is executed or evidence satisfactory to the Purchaser of the authority of any person signing on the Vendor's behalf;

5.2.1.7 the duly executed power of attorney in respect of the Sale Shares which is referred to in clause 15.8;

5.2.1.8 letters of resignation in the approved terms from each of the Directors and the secretary of the Company and the directors and secretary of the Subsidiary, such resignations to take effect from close of the meeting of the Board referred to in clause 5.2.4 below;

5.2.1.9 a duly executed release under seal, in the approved terms, releasing the Company and the Subsidiary from any liability whatsoever (whether actual or contingent) which may be owing to the Vendor by the Company or the Subsidiary at Completion;

5.2.1.10 a certified copy of the resolution of the board of CAS Nominees Limited as trustees of the Guarantor, authorising the Guarantor to act as guarantor of the obligations of the Vendor under this Agreement;

5.2.2 pay all monies (if any) then owing by it to the Company or to the Subsidiary, whether due for payment or not;

5.2.3 assume responsibility for the guarantee given by the Company in respect of the lease dated 11 July 1990 between Benchmark Shopfitting Limited, UB (Soyco) Limited and the Company (for the purposes of this clause 5.2.3 and clause 7.13, the lease and the guarantee being referred to as the "Guaranteed Lease"). For the avoidance of doubt, by virtue of this clause 5.2.3 the Vendor shall assume full responsibility to defend, settle and discharge any claim or liability, whether by litigation, negotiation or otherwise arising by virtue of the Guaranteed Lease and the Purchaser's sole involvement with such claim or liability will be to tender the handling of such claim or liability to the Vendor;

5.2.4 cause the Directors to hold a meeting of the Board of the Company at which the Directors shall pass resolutions in the approved terms (inter alia) to:

5.2.4.1 approve the registration of the Purchaser as members of the Company subject only to the production of duly stamped and completed transfers in respect of the Sale Shares;

5.2.4.2           appoint  such  persons  as  the   Purchaser  may  nominate  as
                  directors and secretary of the Company;

5.2.4.3 revoke all authorities to the bankers of the Company relating to bank accounts and to give authority to such persons as the Purchaser may nominate to operate the same; and

5.3      At Completion, the Purchaser shall:

5.3.1 allot the Consideration Shares to the Vendor, credited as fully paid, and deliver to the Vendor a duly executed share certificate in the name of the Vendor in respect of the Consideration Shares;

5.3.2 deliver to the Vendor's Solicitors certified copies of any powers of attorney under which any of the documents referred to in this clause 5.3 is executed or other evidence satisfactory to the Vendor's Solicitors of the authority of the person signing on the Purchaser's behalf; and

5.3.3 deliver to the Vendor's Solicitors certified copies of the approvals referred to in clause 4.1.3 above.

5.3.4 deliver to the Vendor a letter confirming that the Vendor will not be liable for any claim against, or liability incurred by the Company and/or the Subsidiary, which arises from or is attributable to an act, omission, event, transaction or occurrence that takes place after Completion. For the avoidance of doubt, such letter shall also confirm that the Vendor will be liable for claims asserted against the Company and/or the Subsidiary, and for liabilities incurred by the Company and/or the Subsidiary which are attributable to any breach of the Warranties, whether such claims are asserted before or after the Completion Date.

5.4 Without prejudice to any other remedies available to the Purchaser, if in any respect the provisions of clause 5 are not complied with by the Vendor on the Completion Date the Purchaser may:

5.4.1 defer Completion to a date not more than 28 days after the Completion Date (and so that the provisions of this clause 5.4 shall apply to Completion as so deferred); or

5.4.2 proceed to Completion so far as practicable (without prejudice to its rights under this Agreement); or

5.4.3          rescind this Agreement.

6.       Restriction of Vendor

6.1 The Vendor undertakes with the Purchaser (for itself and as trustee for the Company) that, except with the consent in writing of the Purchaser and subject to the provisions of clause 6.3:

6.1.1 for the period of two years after Completion it will not within any country in which the Company or the Subsidiary has carried on business during the year preceding Completion either on its own account or in conjunction with or on behalf of any person, firm or company carry on or be engaged, concerned or interested, directly or indirectly, whether as shareholder, director, employee, partner, agent or otherwise in carrying on any business which competes with the business carried on by the Company or the Subsidiary at Completion and in particular (but without limitation) the business of brewing, marketing, selling and distributing Beer (other than as a holder of shares in a company carrying on such a business where the shareholding is for investment purposes only and does not confer any control over the business in question);

6.1.2 for the period of two years after Completion it will not either on its own account or in conjunction with or on behalf of any other person, firm or company solicit or entice away or attempt to solicit or entice away from the Company or the Subsidiary the custom of any person, firm, company or organisation who shall at any time within the year preceding Completion have been a customer, identified prospective customer, representative, agent, or correspondent of the Company or the Subsidiary or in the habit of dealing with the Company or the Subsidiary or enter into any contract for sale and purchase or accept business from any such person, firm, company or organisation in a business area in which the Company or the Subsidiary competes as at the Completion Date;

6.1.3 for the period of two years after Completion it will not either on its own account or in conjunction with or on behalf of any other person, firm or company employ, engage, solicit, entice away or attempt to employ, engage, solicit or entice away from the Company or the Subsidiary any person employed in a managerial, supervisory, technical or sales capacity by, or engaged as a consultant to the Company or the Subsidiary at Completion or at any time during the period of six months immediately preceding Completion (whether or not such person would commit a breach of contract by reason of leaving such employment or engagement);

6.1.4 it will not at any time hereafter make use of or disclose or divulge to any person (other than to officers or employees of the Company or of the Subsidiary whose province it is to know the same) any Confidential Information (other than any information properly available to the public or disclosed or divulged pursuant to an order of a court of competent jurisdiction) relating to the Company or the Subsidiary, the identity of its customers and suppliers, its products, finance, contractual arrangements, business or methods of business and shall use its best endeavours to prevent the publication or disclosure of any such information by any person, firm or company with which it is connected;

6.1.5 if, in connection with the business or affairs of the Company or the Subsidiary, it shall have obtained Confidential Information belonging to any third party under an agreement purporting to bind the Company or the Subsidiary which contained restrictions on disclosure it will not without the previous written consent of the Board of Directors of the Purchaser at any time infringe such restrictions;

6.1.6 it will not at any time after the Completion Date in relation to any trade, business or company use a name or trade mark including the word "Kingfisher" or any word confusingly similar thereto in connection with a business of brewing or trading lager beer or a business substantially similar to such brewing or trading business carried out by the Company and/or the Subsidiary at Completion in such a way as to be capable of or likely to be confused with the name or any trade mark owned by or licensed to the Company or the Subsidiary.

         Except that nothing in this clause 6 shall preclude the Vendor either on its own account or in conjunction with or on behalf of any person, firm or company from directly or indirectly carrying on business to supply, manufacture, package, market and distribute Kingfisher lager beer or other Kingfisher products to importers and customers in territories outside the European Union, the United States of America and Canada and any other territories other than those referred to in the distribution agreement dated 9 October 1998 between UBSN Limited and the Company.

6.2 The Vendor shall procure that all companies and businesses directly or indirectly owned or controlled by it shall be bound by and observe the provisions of this clause 6 as if they were parties covenanting with the Purchaser in the same terms.

6.3 While the restrictions contained in this clause 6 are considered by the parties to be reasonable in all the circumstances, it is recognised that restrictions of the nature in question may fail for technical reasons and accordingly it is hereby agreed and declared that if any of such restrictions shall be adjudged to be void as going beyond what is reasonable in all the circumstances for the protection of the interests of the Purchaser but would be valid if part of the wording thereof were deleted or the periods thereof reduced or the range of activities or area dealt with thereby reduced in scope the said restriction shall apply with such modifications as may be necessary to make it valid and effective.

7.       Warranties

7.1 The Vendor represents, warrants and undertakes to and with the Purchaser that each of the statements set out in Schedule 5 is now and will at Completion be true and accurate.

7.2 The Warranties (other than Warranties 4.1 and 4.2 in respect of which no qualification is accepted) are given subject to matters fully, fairly and specifically disclosed in the Disclosure Letter but no other information relating to the Company or the Subsidiary of which the Purchaser has knowledge (actual or constructive) and no investigation by or on behalf of the Purchaser shall prejudice any claim made by the Purchaser under the Warranties or operate to reduce any amount recoverable, and liability in respect thereof shall not be confined to breaches discovered before Completion. No letter, document or other communication shall be deemed to constitute a disclosure for the purposes of this Agreement unless the same is accepted as such by the Purchaser and is expressly referred to in the Disclosure Letter.

7.3 The Vendor acknowledges that the Purchaser has entered into this Agreement in reliance upon the Warranties and has been induced by them to enter into this Agreement.

7.4 Without restricting the rights of the Purchaser or otherwise affecting the ability of the Purchaser to claim damages on any other basis available to it, in the event that any of the Warranties is broken or (as the case may be) proves to be untrue or misleading, the Vendor shall, on demand, pay (in a full indemnity basis) to the Purchaser or, at the Purchaser's direction, the Company or the Subsidiary:

7.4.1 the amount necessary to put the Company and the Subsidiary into the position which would have existed if the Warranties had not been broken or (as the case may be) had been true and not misleading; and

7.4.2 all costs and expenses incurred by the Purchaser, the Company and the Subsidiary as a result of such breach and any costs (including legal costs on a solicitor and own client basis), expenses or other liabilities which any of them may incur either before or after the commencement of any action in connection with (i) any legal proceedings in which the Purchaser claims that any of the Warranties has been broken or is untrue or misleading and in which judgement is given for the Purchaser or (ii) the enforcement of any settlement of, or judgement in respect of, such claim.

7.5 Each of the Warranties shall be separate and independent and, save as expressly provided to the contrary, shall not be limited by reference to or inference from any other Warranty or any other term of this Agreement.

7.6 Where any statement in the Warranties is qualified by the expression "so far as the Vendor is aware" or "to the best of the Vendor's knowledge and belief" or any similar expression, that statement shall be deemed to include an additional statement that it has been made after due and careful enquiry of David Townshend in respect of Subsidiary and Gul Lodhi in respect of the Company.

7.7 The Vendor hereby agrees with the Purchaser (for itself and as trustee for the Company and the Subsidiary) to waive any rights which it may have in respect of any misrepresentation or inaccuracy in, or omission from, any information or advice supplied or given by the Company or the Subsidiary or its officers, employees or advisers in connection with the giving of the Warranties and the preparation of the Disclosure Letter save for any rights of the Vendor in respect of fraud.

7.8 The Vendor shall procure that (save only as may be necessary to give effect to this Agreement) neither it nor the Company or the Subsidiary shall do, allow or procure any act or omission before Completion which would constitute a breach of any of the Warranties if they were given at Completion or which would make any of the Warranties inaccurate or misleading if they were so given.

7.9 The Vendor hereby agrees to disclose promptly to the Purchaser in writing immediately upon becoming aware of the same, any matter, event or circumstance (including any omission to act) which may arise or become known to it after the date of this Agreement and before Completion which:

7.9.1 constitutes a breach of or is inconsistent with any of the Warranties; or

7.9.2 has, or in the reasonable opinion of the Vendor is likely to have, an adverse effect on the financial position or prospects of the Company or the Subsidiary.

7.10 In the event of its becoming apparent on or before Completion that the Vendor is in breach of any of the Warranties or any other term of this Agreement the Purchaser may (without any liability on its part) rescind this Agreement by notice in writing to the Vendor's Solicitors.

7.11 The Vendor shall give to the Purchaser and its solicitors and accountants both before and after Completion all such information and documentation relating to the Company and the Subsidiary as the Purchaser shall reasonably require to enable it to satisfy itself as to the accuracy and due of observance of the Warranties.

7.12     The liabilities of the Vendor under the Warranties:

7.12.1 shall save in relation to paragraph 3 of Schedule 5 (the "Tax Warranties") cease after the second anniversary of the Completion Date except in respect of matters which have been the subject of a bona fide written claim made before such date by the Purchaser or the Purchaser's Solicitors to the Vendor or the Vendor's Solicitors;

7.12.2 shall in relation to the Tax Warranties and for the avoidance of doubt clause 8 being the Covenant in respect of Tax cease after the seventh anniversary of the Completion Date except in respect of matters which have been the subject of a bona fide written claim made before such date by the Purchaser or the Purchaser's Solicitors to the Vendor or the Vendor's Solicitors;

7.13 The Vendor agrees with the Purchaser (for itself and in trust for each member of the Purchaser's group, the Company and the Subsidiary) that it will indemnify and keep indemnified the Purchaser for the benefit of the Purchaser and in trust for each member of the Purchaser's group, the Company and the Subsidiary from and against any claims, costs, expenses, damages, losses of whatsoever nature (whether direct, indirect, consequential or loss of profit) arising suffered or incurred by any of them in relation to the Company's guarantee of the Guaranteed Lease.

7.14 If any sum payable by the Vendor under this clause 7 shall be subject to Tax (whether by way of deduction or withholding or direct assessment of the person entitled thereto) such payment shall be increased by such an amount as shall ensure that after deduction, withholding or payment of such Tax the recipient shall have received a net amount equal to the payment otherwise required hereby to be made.

7.15 The Vendor undertakes to indemnify the Purchaser or, at the Purchasers direction the Company or the Subsidiary, against any loss suffered by any or all of them as a result of the failure of the Company and the Subsidiary to be registered under the Data Protection Act 1998.

7.16 For the avoidance of doubt the terms of Schedule 8 to this Agreement shall limit the liability of the Vendor hereunder.

8.       Covenant in Respect of Tax

8.1      In this clause unless the context otherwise requires:

8.1.1 "event" includes (without limitation) any omission, event, action or transaction whether or not the Company or the
                  Subsidiary is a party thereto, the death of any person, a change in the residence of any person for any Tax purpose, a failure to make sufficient dividend payments to avoid an apportionment or deemed distribution of income and the entering into and completion of this Agreement and references to the result of events on or before the Completion Date shall include the combined result of two or more events one or more of which shall have taken place on or before the Completion Date;

8.1.2 "relief" includes (without limitation) any relief, allowance, credit, set off, deduction or exemption for any Tax purpose;

8.1.3 reference to income or profits or gains earned, accrued or received shall include income or profits or gains deemed to have been or treated as or regarded as earned, accrued or received for the purposes of any legislation;

8.1.4 reference to any Tax liability shall include not only any liability to make actual payments of or in respect of Tax but shall also include:

8.1.4.1 the loss or reduction in the amount, or the setting off against income, profits or gains, or against any Tax liability for which no provision has been made in preparing the Accounts, of any relief which would (were it not for the said loss, reduction or setting off) have been available to the Company or the Subsidiary and which has been taken into account in computing (and so eliminating or reducing) any provision for deferred Tax which appears (or which but for such relief would have appeared) in the Accounts;

8.1.4.2 the loss or reduction in the amount of, or the setting off against any Tax liability for which no provision has been made in preparing the Accounts, of a right to repayment of Tax which has been treated as an asset of the Company or the Subsidiary in preparing the Accounts; and

8.1.4.3 the loss or reduction in the amount of, or the setting off against income, profits or gains earned, accrued or received on or before Completion, or against any Tax liability of any relief which is not available before Completion but which arises in respect of an event occurring after Completion in circumstances where, but for such loss, reduction or setting off, the Company or the Subsidiary would have had a Tax liability in respect of which the Purchaser would have been able to make a claim under this clause 8;

                  and in such a case the amount of Tax which could otherwise be saved or relieved, by the relief so lost, reduced or set off (calculated by reference to the rates of Tax in force at the date of this Agreement) or the amount of repayment which would otherwise have been obtained shall be treated as the amount of a Tax liability which has arisen;

8.1.5 reference to a payment in respect of Tax includes (without limitation) a payment for the surrender of losses or other amounts by way of group relief (within the meaning of Section 402 of the Taxes Act) or for the surrender of advance corporation tax or for the transfer of any other relief, a repayment of any such payment and a payment by way of reimbursement, recharge, indemnity or damages.

8.2 Subject as hereinafter provided, the Vendor hereby covenants with and undertake to pay to the Purchaser (for itself and as trustee for its successors in title) a sum equal to the amount of:

8.2.1 any Tax liability of the Company or the Subsidiary resulting from or by reference to any income, profits or gains earned accrued or received on or before the Completion Date or any event on or before the Completion Date whether alone or in conjunction with other circumstances and whether or not such Tax is chargeable against or attributable to any other person; and

8.2.2 any Tax liability of the Company or the Subsidiary that arises after Completion as a result of an act, omission or transaction by a person other than the Company or the Subsidiary and which liability to Tax falls upon the Company or the Subsidiary as a result of its having been in the same group for Tax purposes as that person at any time before Completion; and

8.2.3 all costs and expenses which are incurred by the Purchaser or the Subsidiary in connection with any of the matters referred to in this clause 8 or in taking or defending any action under the covenants contained in this clause 8 (including, without prejudice to the generality of the foregoing, all legal and other professional fees and disbursements).

8.3      The covenants contained in clause 8 do not apply to any liability:

8.3.1 to the extent that provision or reserve in respect thereof has been made in the Accounts or to the extent that payment or discharge of such liability has been taken into account therein;

8.3.2 in respect of which provision or reserve has been made in the Accounts which is insufficient only by reason of any increase in rates of Tax made after the Completion Date with retrospective effect.

8.4 If the Purchaser shall become aware of any assessment, notice, demand or other document issued or action taken by or on behalf of any person, authority or body from which it appears that the Company or the Subsidiary has or may have a liability in respect of which a claim could be made under this clause, it shall give written notice thereof to the Vendor and shall (if the Vendor shall indemnify and secure the Purchaser and the Company and the Subsidiary as applicable to the Purchaser's reasonable satisfaction against any liabilities, costs, damages or expenses which may be incurred thereby) take such action and procure that the Company and/or the Subsidiary shall take such action as the Vendor may reasonably request to dispute, resist or compromise the liability; provided that neither the Company nor the Subsidiary nor the Purchaser shall be required to take any such action unless the Vendor shall have produced to them the opinion of leading Counsel practising in the relevant area of law that such action is reasonable and provided also that neither the Company and/or the Subsidiary nor the Purchaser shall in any event be required to take any steps which would require any admission of guilt or liability relating to matters connected with the claim in question or which would affect the future conduct of the business of the Purchaser or the Company or the Subsidiary or any subsidiaries of the Purchaser or affect the rights or reputations of any of them.

8.5      The due date for the making of payments under this clause 8 shall be:

8.5.1 where the payment relates to a liability of the Company or the Subsidiary to make an actual payment of or in respect of Tax, the date which is seven days before the date on which such actual payment is due to be made to the relevant authority;

8.5.2             where the payment  relates to a matter  falling  within clause
                  8.1.4.1 or 8.1.4.3, the date falling seven days after the Vendor has been notified by the Purchaser that the auditors for the time being of the Company or the Subsidiary have certified at the request of the Purchaser, the Company or the Subsidiary that the Vendor has a liability for a determinable amount under clause 8.2; and

8.5.3             where the payment relates to a matter falling within clause
                  8.1.4.2 the date on which the repayment of Tax would otherwise have been due to be made; and

8.5.4 in the case of costs and expenses within clause 8.2.4 the date on which such costs and expenses are incurred.

8.6 If any payment due to be made by the Vendor under this clause is not made on the due date for payment thereof the same shall carry interest from such due date of payment until actual payment at the rate of 4 per cent above the Base Rate from time to time of National Westminster Bank PLC, compounded on the last days of March, June, September and December in each year.

8.7 If any sum payable by the Vendor under this clause 8 (other than interest under clause 8.6) shall be subject to Tax (whether by way of deduction or withholding or direct assessment of the person entitled thereto) such payment shall be increased by such an amount as shall ensure that after deduction, withholding or payment of such Tax the recipient shall have received a net amount equal to the payment otherwise required hereby to be made.

8.8 The Vendor shall give all such assistance and provide such information as the Purchaser shall reasonably request from time to time for the purpose of enabling the Purchaser or the Subsidiary to make returns and provide information as required to any Tax authority and to negotiate any liability to Tax.

9.       Pensions

The Company operates the Pension Scheme in respect of the Directors and employees of the Company and the Subsidiary.

10.      Restriction on Announcements

Each of the parties to this Agreement undertakes that whether before or after Completion it will not (save as required by law or by any securities exchange or any supervisory or regulatory body to whose rules any party to this Agreement is subject in which case, if practicable, the announcements will be circulated to the other party prior to disclosure) make any announcement in connection with this Agreement unless the other parties shall have given their respective consents to such announcement (which consents may not be unreasonably withheld or delayed and may be given either generally or in a specific case or cases and may be subject to conditions).

11.      Pre-Completion Obligations

11.1 As from the date of this Agreement, the Vendor shall give and shall procure that the Purchaser and/or any persons authorised by it will be given such access to the premises and all books, title deeds, records and accounts of the Company and the Subsidiary as the Purchaser may reasonably request and be permitted to take copies of any such books, deeds, records and accounts and that the Directors and employees of the Company and the Subsidiary shall be instructed to give promptly all such information and explanations to any such persons as aforesaid as may be requested by it or them.

11.2 The Vendor shall procure that, from the date of this Agreement until Completion, the Company shall not other than in the ordinary course of business, without the prior written consent of the Purchaser:

11.2.1 enter into or vary any contract nor assume any liability which is outside the ordinary or proper course of its business or which is long term, unusual or onerous;

11.2.2 enter into any single capital commitment in a sum in excess of(pound)75,000 (whether by way of purchase, lease, hire purchase or otherwise);

11.2.3 make any material change in the nature, scope or organisation of its business nor dispose of the whole of its undertaking or property or a substantial part thereof;

11.2.4 acquire or form any subsidiary nor acquire any shares in any company nor acquire the whole or any substantial part of the undertaking assets or business of any other company or any firm or person or enter into any joint venture or partnership with any other person;

11.2.5 make any loans or grant any credit (other than credit given in the normal course of trading and advances made to employees against expenses incurred by them on its behalf);

11.2.6 borrow any money (except borrowings from its bankers not exceeding (pound)75,000) or make any payments out of or drawings on its bank accounts (except payments in the ordinary course of business);

11.2.7            enter into any guarantee, indemnity or surety;


11.2.8 employ or engage, or make any offer of employment or engagement to, any senior employee or consultant on a salary or consultancy fee of (pound)35,000 or more a year or make any changes (whether immediate, conditional or prospective) in the terms of employment (including, without limitation, in the amount or basis of the emoluments or benefits) of any of its employees or in any arrangements with its consultants;

11.2.9 enter into any agreement, arrangement or understanding with any trade union, works council, staff association or other employee representative body in respect of any of the employees or directors of the Company;

11.2.10 acquire or dispose of or grant any option or right of preemption in respect of any material asset or any interest nor give nor receive any service otherwise than at market value;

11.2.11 acquire or dispose of any freehold or leasehold property or grant any lease or third party right in respect of the Property;

11.2.12 negotiate or agree any review of rent in respect of any lease of any of the Property;

11.2.13 enter into any leasing, hire purchase agreement or any agreement or arrangements for payment on deferred terms;

11.2.14 grant or enter into any licence, franchise or other agreement or arrangement concerning any part of its name, trading names or know-how;

11.2.15           declare, make or pay any dividend or distribution;

11.2.16           incur or pay any management charges;

11.2.17 permit any of its insurances to lapse or do anything which would make any policy of insurance void or voidable;

11.2.18           make any payments to the Vendor;

11.2.19           apply  for,   surrender  or  agree  any   variations   to  any
                  Environmental Licences;

11.2.20           agree, conditionally or otherwise, to do any of the foregoing.

11.3 As soon as reasonably practicable after the date of this Agreement, Purchaser shall prepare and file with the SEC the Proxy Statement in accordance with the requirements of the Exchange Act, pursuant to which the Purchaser solicits the proxies of the Purchaser's shareholders to approve the execution, delivery and performance of this Agreement and the transactions contemplated herein. Purchaser shall use its reasonable efforts to have the Proxy Statement approved by the SEC as promptly as possible after the filing thereof, and, as soon as reasonably practicable following receipt of such approval, Purchaser shall mail a copy of the Proxy Statement to each of its shareholders. Purchaser shall also use its reasonable efforts to obtain any and all permits and approvals required under applicable United States state securities or "blue sky" laws and regulations for the execution, delivery and performance of this Agreement, and the transactions contemplated herein, as soon as reasonably practicable after the date of this Agreement.

11.4 The Vendor undertakes that it will provide and cause the Company to provide, such information and any other assistance as the Purchaser may reasonably require in order to prepare and file the Proxy Statement.

11.5 The Vendor undertakes that none of the information supplied, or to be supplied, by the Vendor and/or the Company to the Purchaser for purposes of inclusion or incorporation by reference into the Proxy Statement, or any amendment or supplement thereto, will (i) at the date of filing of the Proxy Statement with the SEC; (ii) at the time of mailing of the Proxy Statement to the Purchaser's shareholders; or
         (iii) at the time of any meetings of the Purchaser's shareholders to be held to consider the transactions contemplated in this Agreement, contain any untrue statement of material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein not misleading, in light of the circumstances under which such statements were made.

         If, at any time prior to the Completion Date, any material event should occur, or Vendor should discover any material facts, relating to the Vendor, the Company, the Subsidiary, or any officer or director thereof, which should be set forth in a supplement to the Proxy Statement, the Vendor shall provide prompt written notice thereof to the Purchaser, and shall provide the Purchaser with (i) all relevant information pertaining to such event or facts; and (ii) all assistance reasonably requested by the Purchaser in connection with the preparation and filing of such supplement to the Proxy Statement.

12.      Confidentiality of Information Received by the Vendor

12.1 The Vendor undertakes with the Purchaser that it shall treat as strictly confidential all information received or obtained by it or its employees, agents or advisers as a result of entering into or performing this Agreement including information relating to the provisions of this Agreement, the negotiations leading up to this Agreement, the subject matter of this Agreement and the business or affairs of the Purchaser or any member of the Purchaser's group and subject to the provisions of clause 12.3 that it will not at any time hereafter make use of or disclose or divulge to any person any such information and shall use its reasonable endeavours to prevent the publication or disclosure of any such information.

12.2 The Purchaser undertakes with the Vendor that it shall treat as strictly confidential all information received or obtained by it or its employees, agents or advisers relating to the business or affairs of the Vendor and the terms of this Agreement and subject to the provisions of clause 12.3 that it will not at any time hereafter make use of or disclose or divulge to any person any such information and shall use its best endeavours to prevent the publication or disclosure of such information and in the event that this Agreement is rescinded the Purchaser shall forthwith deliver to the Vendor and procure the delivery by its advisors of all documents, records and copies thereof containing Confidential Information in respect of the Company and/or Subsidiary and/or its business.

12.3 The restrictions contained in clauses 12.1 and 12.2 shall not apply so as to prevent any party from making any disclosure required by law or by any securities exchange or supervisory or regulatory or governmental body pursuant to rules to which such party is subject or from making any disclosure to any professional adviser for the purposes of obtaining advice (provided always that the provisions of this clause 12 shall apply to and the relevant party shall procure that they apply to and are observed in relation to, the use or disclosure by such professional adviser of the information provided to him) nor shall the restrictions apply in respect of any information which comes into the public domain otherwise than by a breach of this clause 12 by any party.

13.      Guarantee and Indemnity by Guarantor

13.1 In consideration of the Purchaser entering into this Agreement the Guarantor hereby unconditionally and irrevocably guarantees to the Purchaser the due and punctual performance and observance by the Vendor of the Warranties and indemnities and covenants under or pursuant to this Agreement and agrees to indemnify the Purchaser against all losses, damages, costs and expenses (including legal costs and expenses) which the Purchaser may suffer through or arising from any breach by the Vendor of such obligations, commitments, warranties, undertakings, indemnities or covenants. The liability of the Guarantor as aforesaid shall not be released or diminished by any arrangements or alterations of terms (whether of this Agreement or otherwise) or any forbearance, neglect or delay in seeking performance of the obligations hereby imposed or any granting of time for such performance.

13.2 If and whenever the Vendor defaults for any reason whatsoever in the performance of any obligation or liability undertaken or expressed to be undertaken by it under or pursuant to this Agreement, the Guarantor shall forthwith upon demand unconditionally perform (or procure performance of) and satisfy (or procure the satisfaction of) the obligation or liability in regard to which such default has been made in the manner prescribed by this Agreement (as the case may be) and so that the same benefits shall be conferred on the Purchaser, the Company or the Subsidiary as it would have received if such obligation or liability had been duly performed and satisfied by the Vendor. The Guarantor hereby waives any rights which it may have to require the Purchaser to proceed first against or claim payment from the Vendor to the intent that as between the Purchaser and the Guarantor the latter shall be liable as principal debtor as if it had entered into all undertakings, agreements and other obligations jointly and severally with the Vendor.

13.3 This guarantee and indemnity is to be a continuing security to the Purchaser for the Warranties, indemnities and covenants on the part of the Vendor under or pursuant to this Agreement notwithstanding any settlement of account or other matter or thing whatsoever.

13.4 This guarantee and indemnity is in addition to and without prejudice to and not in substitution for any rights or security which the Purchaser may now or hereafter have or hold for the performance and observance of the obligations, commitments, undertakings, covenants, indemnities and warranties of the Vendor under or in connection with this Agreement.

13.5 In the event of the Guarantor having taken or taking any security from the Vendor in connection with this guarantee and indemnity, the Guarantor hereby undertakes to hold the same in trust for the Purchaser pending discharge in full of all the Guarantor's obligations under this Agreement. The Guarantor shall not, after any claim has been made pursuant to this clause 13, claim from the Vendor any sums which may be owing to it from the Vendor or have the benefit of any set-off or counter-claim or proof against or dividend, composition or payment by the Vendor until all sums owing to the Purchaser in respect hereof shall have been paid in full.

13.6 As a separate and independent stipulation, the Guarantor agrees that any obligation expressed to be undertaken by the Vendor under this Agreement (including, without limitation, any moneys expressed to be payable under this Agreement) which may not be enforceable against or recoverable from the Vendor by reason of any legal limitation, disability or incapacity of any of them or any other fact or circumstance shall nevertheless be enforceable against or recoverable from the Guarantor as though the same had been incurred by the Guarantor and the Guarantor were sole or principal obligor in respect thereof and shall be performed or paid by the Guarantor on demand.

14.      Costs

14.1 Each party to this Agreement shall pay its own costs of and incidental to this Agreement and the sale and purchase hereby agreed to be made.

14.2 The Vendor confirms that no expense of whatever nature relating to the sale of the Sale Shares has been or is to be borne by the Company and/or the Subsidiary.

15.      General

15.1 This Agreement shall be binding upon and enure for the benefit of the estates, personal representatives or successors of the parties.

15.2 This Agreement (together with any documents referred to herein or executed contemporaneously by the parties in connection herewith) constitutes the whole agreement between the parties hereto and supersedes any previous agreements or arrangements between them relating to the subject matter hereof; it is expressly declared that no variations hereof shall be effective unless made in writing signed by duly authorised representatives of the parties.

15.3 All of the provisions of this Agreement shall remain in full force and effect notwithstanding Completion (except insofar as they set out obligations which have been fully performed at Completion).

15.4 If any provision or part of a provision of this Agreement shall be, or be found by any authority or court of competent jurisdiction to be, invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

15.5 Any right of rescission conferred upon the Purchaser hereby shall be in addition to and without prejudice to all other rights and remedies available to it (and, without prejudice to the generality of the foregoing, shall not extinguish any right to damages to which the Purchaser may be entitled in respect of the breach of this Agreement) and no exercise or failure to exercise such a right of rescission shall constitute a waiver by the Purchaser of any such other right or remedy. The Purchaser shall have no right to rescind this Agreement after Completion.

15.6 No failure of the Purchaser to exercise, and no delay or forbearance in exercising, any right or remedy in respect of any provision of this Agreement shall operate as a waiver of such right or remedy.

15.7 Upon and after Completion the Vendor shall do and execute or procure to be done and executed all such further acts, deeds, documents and things as may be necessary to give effect to the terms of this Agreement and to place control of the Company and the Subsidiary in the hands of the Purchaser and pending the doing of such acts, deeds, documents and things the Vendor shall as from Completion hold the legal estate in the Sale Shares in trust for the Purchaser.

15.8 At the request of the Purchaser, the Vendor shall execute under seal a power of attorney in favour of the Purchaser or such person as may be nominated by the Purchaser generally in respect of the Sale Shares and in particular to enable the Purchaser (or its nominees) to attend and vote at General Meetings of the Company.

15.9 This Agreement may be executed in one or more counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart and each such counterpart shall constitute an original of this Agreement but all the counterparts shall together constitute one and the same instrument.

15.10 This Agreement may not be assigned by any party without the prior written consent of the other parties. Notwithstanding the foregoing, the Purchaser may, without the consent of the other parties hereto, assign any or all of its rights and delegate its obligations to the extent that it has obligations, or any part thereof but the assignee shall be in no better position than the Purchaser hereunder, to:

15.10.1 a newly formed Delaware Corporation, as part of a liquidation and reincorporation of the Purchaser in Delaware, in anticipation of listing of the Purchaser's shares on the NASDAQ (National Association of Securities Dealers Automated Quotations) small capitalisation market; and/or

15.10.2 any affiliate of the Purchaser, as part of a corporate reorganisation undertaken for bona fide business purposes, such as tax planning restructuring.

16.      Notices

16.1 Save as otherwise provided in this Agreement any notice, demand or other communication to be served under this Agreement shall be in writing in the English language and shall be served upon any party hereto only by posting by first class post (if to an address in the same country) or air mail (if to an address in a different country) or delivering the same by hand or by courier, to its address given or referred to in this clause or sending the same by facsimile transmission to the number given in this clause for the addressee or at such other address or number as it may from time to time notify in writing to the other parties hereto.

16.2 A notice, demand or other communication served by first class post shall be deemed duly served on an address in the same country 48 hours (disregarding days which are not business days) after posting, a notice, demand or other communication served by air mail shall be deemed duly served on an addressee in a different country five business days after posting and a notice, demand or other communication sent by facsimile transmission shall be deemed to have been served at the time of transmission (save that if the transmission occurs after 6.00 p.m. the notice, demand or other communication shall be deemed to have been served at 8.30 a.m. on the next business day following transmission) and in proving service of the same it will be sufficient to prove, in the case of a letter, that such letter was left at or delivered to the correct address of the party to be served as provided in this Agreement or, in the case of properly stamped or franked first class post or air mail, addressed to the address of the party to be served given in this clause and placed in the post and, in the case of facsimile transmission, that such facsimile was duly transmitted to the number of the party to be served given in this clause and an electronic acknowledgement was received.

16.3 All notices, demands or other communications given under this Agreement, shall be given to the following addresses:

                       If to the Vendor:          Mr. Jay Vallabh
                                                  Director
                                                  Inversiones Mirabel, S.A.
                                                  Hong Kong Bank Building
                                                  6th Floor
                                                  Samuel Lewis Avenue
                                                  P.O. Box 6-4298
                                                  El Dorado
                                                  Panama City

                                                 Administrative Offices
                                                  ----------------------
                                                  Mr. Jay Vallabh
                                                  Director
                                                  Inversiones Mirabel, S.A.
                                                  C/O CAS. S.A.
                                                  P.O. Box 567
                                                  12-14 Avenue Reverdil
                                                  CH-1260 Nyon, Switzerland
                       Telephone Number:          011 41 22 994 2880
                       Fax Number:                011 41 22 994 2888
                       Contact:                   Tanya Tamone

                       If to the Purchaser:       Mr. Jerome G. Merchant
                                                  Director
                                                  Mendocino Brewing Company

                                                  3 Harbor Drive #115
                                                  Sausalito, CA 94965
                       Telephone Number:          001 415 289 1400 Extension 109
                       Fax Number:                001 415 289 1409
                       Contact:                   Victoria Shepherd

                       If to the Guarantor:       CAS Nominees Limited
                                                  Celtic House
                                                  Victoria Street
                                                  Douglas
                                                  Isle of Man

                       Telephone Number:          00 41 22 994 28 80
                       Fax Number:                00 41 22 994 28 88
                       For the attention of:      J. Vallabh

16.4 For the purposes of this clause "business day" means a day (other than a Saturday or a Sunday) on which banks are generally open for business in London.

17.      Governing Law and Submission to Jurisdiction

This Agreement shall be governed by and construed in accordance with English law and the parties hereto submit to the non-exclusive jurisdiction of the English courts for the purpose of enforcing any claim arising hereunder. The Vendor hereby irrevocably appoints the Vendor's Solicitors to be its agent for service of process in England.

                                   SCHEDULE 1

                                   The Vendor

                     (1)                                      (2)
              Name and Address                       Number of Sale Shares
                  of Vendor

          INVERSIONES MIRABEL, S.A.                         100,000

           Hong Kong Bank Building
                  6th Floor

             Samuel Lewis Avenue
               P.O. Box 6-4298
                  El Dorado
                 Panama City

                                   SCHEDULE 2

                             Details of the Company

THE COMPANY

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

1.       Registered number:
         1688201

2.       Address of registered office:
         75 Westow Hill
         Crystal Palace
         London SE19 1TX

3.       Date and place of incorporation:
         21 December 1982   -   England and Wales

4.       Authorised share capital:
         (pound)500,000

5.       Issued share capital:
         100,000 shares of (pound)1 each

6.       Directors:
         Villivalam Sampath Kumar
         Gul Mohammad Khan Lodhi
         Mavila Krishnan Nambiar

7.       Secretary:
         Gul Mohammad Khan Lodhi

8.       Accounting Reference Date:
         31 December

9.       Auditors:
         J.M. Shah and Company

                                   SCHEDULE 3

                                 The Subsidiary

Name of Subsidiary:  UBSN LIMITED

Registered Number:   2367133

Date and place of Incorporation:   31 March 1989  -  England and Wales

Address of Registered Office: 75 Westow Hill, Crystal Palace, London SE19 1TX


Directors:

Deepak Anand

Brian Keith Colin Dozey

Kalyan Ganguli

Dr. Vijay Mallya

David Royston Townshend


Secretary: Gul Mohammad Khan Lodhi

Auditors:   Ernst & Young

Accounting Reference Date:  31 December

Authorised Share Capital:(pound)250,000 divided into 125,000 `A' ordinary shares of (pound)1 each and 125,000 `B' ordinary shares of(pound)1 each.

Issued Share Capital: 250,000 shares divided into 125,000 `A' ordinary shares of (pound)1 each and 125,000 `B' ordinary shares of(pound)1 each.

Registered Shareholders & identity of beneficial owners:

United Breweries International (UK) Limited 125,000 `A' ordinary shares and 125,000 `B' ordinary shares.

                                   SCHEDULE 4

                                  The Property

Description
of Property:               Lease of ground floor offices at White Horse West
                             Street, Faversham Kent

Date and Term
of Lease:                  23.11.98, six years from 23.11.98

Landlord:                  Shephard Neame Limited

Tenant:                    UBSN Limited

Surety:                    None

Annual Rental:             (pound)7000 p.a

Next Rent Review:          25.6.01

Present Use:               Offices

                                   SCHEDULE 5

                                   Warranties

In this Schedule unless the context otherwise indicates each of the Warranties shall be deemed to be repeated mutatis mutandis in relation to the Subsidiary.

1.       The Accounts

1.1 The Accounts have been prepared in accordance with the requirements of all relevant statutes and with good and generally accepted accountancy principles and practice and show a true and fair view of the state of affairs of the Company and of its results and profits for the financial period ending on the Accounting Date and:

1.1.1 depreciation of the fixed assets of the Company has been made at a rate sufficient to write down the value of such assets to nil not later than the end of their useful working lives;

1.1.2 slow-moving stock has been written down appropriately and unrecoverable work in progress and redundant and obsolete stock has been wholly written off and the value attributed to the remaining stock did not exceed the lower of cost or net realisable value at the Accounting Date on a going concern basis;

1.1.3 the Company's stock in trade and work in progress has been valued on a basis in all material respects consistent with that adopted for the purpose of the Company's audited accounts in respect of the beginning and end of each of the last three preceding accounting periods.

1.2 The Accounts disclose and make full provision or reserve for all actual liabilities.

1.3 The Accounts disclose and make full provision or reserve for or note all contingent, unquantified or disputed liabilities, capital or burdensome commitments and deferred Tax.

1.4 Full provision or reserve has been made in the Accounts for all Tax in respect of all accounting periods ended on or before the Accounting Date for which the Company was then or might at any time thereafter become or have become liable including (without limitation) Tax:

1.4.1 on or in respect of or by reference to the profits, gains or income for any period ended on or before the Accounting Date; or

1.4.2 in respect of any event before the Accounting Date including distributions made and charges on income on or before such date.

1.5 The bases and policies of accounting of the Company (including depreciation) adopted for the purpose of preparing the Accounts are the same as those adopted for the purpose of preparing the audited accounts of the Company for each of the last three preceding accounting periods.

1.6 The profits and losses of the Company shown by the Accounts and for the last three preceding accounting periods have not in any material respect been affected by any unusual or non-recurring or exceptional item or by any other matter which has rendered such profits or losses unusually high or low.

1.7 None of the amounts shown in the Accounts in respect of non-group debtors is represented by debts which were then or are now more than three months overdue for payment and none of the same has been released or settled for an amount less than that shown in the Accounts. All of the Company's book debts, whether shown in the Accounts or arising since the Accounting Date, are valid and have realised the nominal amount thereof.

1.8 The Company has not factored any of its debts or entered into any financing arrangement of a type which would not require to be shown or reflected in the Accounts.

1.9      Except as disclosed in the Accounts there are:

1.9.1             no  loans,   guarantees,   material   undertakings,   material
                  commitments on capital account, entered into or incurred by or on behalf of the Company;

1.9.2 no mortgages, charges, liens or other similar encumbrances on the assets of the Company or any part thereof; and

1.9.3             no outstanding loan capital or other loans to the Company.

2.       Management Accounts

The Management Accounts have been prepared in accordance with the accounting policies of the Company which are set out in the Disclosure Letter and on a consistent basis with the monthly management accounts of the Company and show a fair view of the assets and liabilities and profits and losses of the Company as at and to 30 September 2000.

3.       Tax, Records and Returns

3.1 No event, act, transaction or omission has occurred or shall occur between the Accounting Date and Completion which could give rise to a claim under the terms of clause 8 of the Agreement.

3.2 All returns, computations (including, for the avoidance of doubt, those tax computations attached to the Disclosure Letter), notices and information made or provided or required to be made or provided by the Company for any Tax purpose have been made or given within the requisite periods and on a proper basis and when made were true and accurate in all material respects and are up to date and none of them is or is likely to be the subject of any dispute with any Tax authority.

3.3 The Company has not without the prior consent of H.M. Treasury entered into any of the transactions specified in Section 765 of the Taxes Act and the Disclosure Letter contains details of all transactions effected by the Company in respect of which any consent or clearance from the Inland Revenue or H.M. Treasury or other governmental authority was required or was sought.

3.4 The Company has paid all Tax which it has become liable to pay on or before the date hereof.

3.5 Within the preceding period of seven years the Company has not paid or become liable to pay any fine, penalty, surcharge or interest in relation to Tax.

3.6 The Company is and has always been resident in the United Kingdom for Tax purposes and has never been resident for Tax purposes in any other jurisdiction.

3.7 The Company is not and has never been a close company within the meaning of Section 414 of the Taxes Act.

3.7.1 No loan or advance within Sections 419 to 422 of the Taxes Act has ever been made by the Company nor has the Company released or written off or agreed to release or write off the whole or any part of such loan or advance.

3.7.2 No distribution within Section 418 of the Taxes Act has ever been made by the Company.

3.7.3             The Company is a close investment-holding company.

3.8 The Subsidiary and not the Company carries on activities which are a trade for the purposes of United Kingdom Tax and has not ceased and will not as a result of any agreement entered into on or before Completion cease to carry on such activities.

3.9 The Company has never carried on a trade for Tax purposes other than the trade which the Company will be carrying on at Completion.

3.10 Other than the group of companies comprising the Vendor, the Company and the Subsidiary, the Company is not and has never been a member of a group of companies for Tax purposes.

3.11 Full particulars of all elections made by the Company under Section 247 of the Taxes Act and now in force are set out in the Disclosure Letter and the Company has not given and does not intend to give any notice under Sub-section (3) of that Section in relation to any dividend.

3.12 Full particulars of all surrenders made or agreed to be made by or to the Company under the provisions of Sections 240 and 402 to 412 of the Taxes Act and of all payments made or agreed to be made by or to the Company for or in consideration of any such surrenders are set out in the Disclosure Letter and no such surrenders or payments will be made on or prior to Completion.

3.13 The Company has not received any payment in respect of any surrender made or agreed to be made under the provisions of Sections 240 and 402 to 412 of the Taxes Act which whether or not as a result of the entry into or completion of this Agreement may be liable to be refunded in whole or in part.

3.14 There are no arrangements in existence which whether or not taken together with the entry into and completion of this Agreement would result in the provisions of Section 240(11) or Section 410 of the Taxes Act applying to the Company and any other company.

3.15 The Company is neither a creditor nor a debtor in respect of a loan which is not a normal commercial loan as defined in paragraph 1 of
         Schedule 18 to the Taxes Act.

3.16 No rents, interest, annual payments, emoluments or other sums of an income nature paid or payable by the Company or which the Company is under an obligation to pay in the future are or (under the law as presently in force) may be wholly or partially disallowable as deductions or charges in computing profits or against profits for Tax purposes.

3.17 Full details of all unrelieved Tax losses, management expenses, charges on income, advance corporation tax or excess franked investment income available to the Company are set out in the Disclosure Letter.

3.18 During the period of three years ending with the Accounting Date and during the period between the Accounting Date and the Completion Date there has been and will be no major change in the nature or conduct of a trade or business of the Company within the meaning of Sections 245, 768 or 768A of the Taxes Act or Schedule 7A to the TCGA nor has the scale of the activities in such a trade become small or negligible.

3.19 No debt owed by the Company to which Section 94 of the Taxes Act applied has within the preceding period of six years been released.

3.20 The Company has no assets or liabilities which are qualifying assets or qualifying liabilities within Section 153 of the Finance Act 1993.

3.21 The Company has not made and is not entitled to make any claim under Sections 24, 48, 253, 254, 279 or 280 of the TCGA or Sections 584 or 585 of the Taxes Act.

3.22 No act or transaction has been or will, on or before Completion, be effected by the Company, the Vendor or any other person (including the sale of the Sale Shares), in consequence of which the Company is or may be held liable for Tax primarily chargeable against some other person.

3.23 The Company has made all deductions and withholdings which it is obliged or entitled to make in respect, or on account, of any Tax from any payments and has duly accounted in full to the appropriate authority for all amounts so deducted or withheld.

3.24     [Not used]

3.25     [Not used]

3.26     [Not used]

3.27 The Company is not under any obligation to make any payment of interest or any annual payment for which no relief will be received, whether as a deduction or charge on income by reason of Section 125 of the Taxes Act or otherwise, and no such payments have been made since the Accounting Date.

3.28 The Company has not made any distribution (within the meaning of Section 209 of the Taxes Act) other than the payment of dividends, there is outstanding no loan to the Company on which any interest paid would be such a distribution and the Company is not under an obligation to make any distribution in the future.

3.29 The Company has not at any time made a repayment of capital within the meaning of Section 209 of the Taxes Act nor capitalised or agreed to capitalise in the form of shares, debentures or other securities or in paying up any amounts unpaid on any shares, debentures or other securities any profits or reserves of any class or description or passed or agreed to pass any resolution to do so, nor has it provided capital to any company on terms that such company has in consideration issued shares, loan stock or other securities where the terms of the capitalisation were otherwise than by way of a transaction made at arm's length or where the shares, loan stock or other securities acquired are shown in the Accounts at a value in excess of their market value at the time of acquisition.

3.30 The Company has not been engaged in or been a party to any of the transactions set out in Sections 213 to 218 of the Taxes Act nor has it made or received a chargeable payment as defined therein.

3.31 The Company has not entered into or been engaged in or been a party to any transaction or series of transactions or scheme or arrangement of which the main purpose or one of the main purposes was the avoidance or deferral of Tax or a reduction in the liability to Tax of the Company.

3.32 The Company has not done anything which could give rise to an assessment under Sections 703, 776 or 779 to 786 inclusive of the Taxes Act.

3.33 The Company has not within the preceding period of six years done or omitted to do or agreed to do nor permitted to be done any act nor suffered any occurrence (other than a sale of an asset at a price equal to its market value) as a result of which any disposal value has been or may be required to be brought into account under Section 24 of the CAA.

3.34 The Company has not within the preceding period of six years done nor has it omitted to do nor agreed to do nor permitted to be done any act nor has it suffered any occurrence as a result of which any balancing charge has arisen or may arise under Section 4 of the CAA.

3.35 The Company has not taken a lease nor granted a lease of any assets in respect of which an election has been made under Sections 53 or 55 of the CAA.

3.36 The Disclosure Letter with specific reference to this warranty 3.41 sets out full details of any lease of any interest in land or plant or machinery to which the Company as lessee was or has become a party where the rent payable by the Company is or may be liable to adjustment in the event of changes in legislation relating to Tax.

3.37 All plant or machinery held by the Company on lease is and has at all times been used for a qualifying purpose in the requisite period in accordance with Chapter II Part V of the CAA and was purchased by the relevant lessor as principal acting for itself and without the intervention or agency of the Company or any person acting on its behalf.

3.38 The Company has elected or has been treated as having elected that all disposals made by it fall outside Section 35(3) of the TCGA.

3.39 The Company does not own any debt on a security or other debt in respect of which a chargeable gain may arise on a disposal of the debt.

3.40 The Company is not a creditor in relation to any such loan relationship as is referred to in Section 92 of the Finance Act 1996 nor is it a party to any such loan relationship as is referred to in Section 93 thereof.

3.41 The Company does not owe any amount in respect of which the provisions of paragraph 2 of Schedule 9 to the Finance Act 1996 may be applied.

3.42 The Company is not a debtor in relation to any loan relationship which has an "unallowable purpose" within the meaning of paragraph 13 of
         Schedule 9 to the Finance Act 1996.

3.43 The Company has not acquired or disposed of any asset in circumstances where Section 17 of the TCGA applies.

3.44 The Company has not appropriated any trading stock to fixed assets or vice versa.

3.45 On a disposal of all of its assets by the Company for (in the case of each asset owned by the Company at the Accounting Date) a consideration equal to the value attributed to that asset in preparing the Accounts or (in the case of each asset acquired since the Accounting Date) a consideration equal to the actual consideration given for the acquisition then (in the case of each asset so owned) the liability to Tax (if any) which would be incurred by the Company would not exceed the amount (if any) taken into account in respect of that asset in computing the liability of the Company to deferred Tax as provided for in the Accounts and (in the case of assets so acquired) no Tax liability would be incurred by the Company in respect of that asset.

3.46 No claim has been made or will before Completion be made under Sections 152, 153, 154 or 175 of the TCGA in respect of any asset owned by the Company.

3.47 The Company has not been a party to or involved in any share for share exchange nor any scheme of reconstruction or amalgamation such as are mentioned in Sections 135, 136 or 139 of the TCGA.

3.48 No scheme has been effected and no arrangements have been made whereby the value of any asset of the Company has been materially reduced and on a disposal thereof Section 30 of the TCGA may be applicable and no loss which might accrue on the disposal of any share in or security of any company is liable to be reduced by virtue of any depreciatory transaction within the meaning of Sections 176 or 177 of the TCGA nor is any expenditure on any share liable to be reduced under Section 125 of the TCGA.

3.49 The Company does not have and will not on Completion have any distributable profits which will be chargeable profits as that term is defined in Section 31 of the TCGA.

3.50 The Company has not at any time transferred in exchange for shares and/or loan stock part or all of a trade carried on outside the United Kingdom through a branch or agency to a company not resident in the United Kingdom.

3.51 The Company has never ceased to be a member of a group of companies for the purposes of Sections 178 or 179 of the TCGA and the Company will not be liable to Tax thereunder by virtue of the entering into and completion of this Agreement.

3.52 The Company has not at any time within the period of six years ending with the Accounting Date acquired any asset from any company which at the time of acquisition was a member of the same group (within the meaning of Section 170 of the TCGA).

3.53 The Company is not liable to be assessed for corporation tax on chargeable gains.

3.54 The Company has not entered into any transaction or arrangement in respect of which the provisions of Section 770 or Section 770A of the Taxes Act have been or could be applied.

3.55 The Company does not hold directly or indirectly any interest in a company which if it were subject to a lower level of taxation in the territory in which it is resident would be a controlled foreign company within Section 747 of the Taxes Act.

3.56 No direction affecting the Company has been made under Section 747 of the Taxes Act and no circumstances exist which would permit such a direction to be made to apportion any of the profits of another company to the Company.

3.57 No chargeable gain may be attributed to the Company under Section 13 of the TCGA.

3.58 The Company is not and has not at any time within the preceding period of six years been liable to Tax in any jurisdiction other than the United Kingdom.

3.59 There is no unsatisfied liability to inheritance tax attached or attributable to the Sale Shares or any asset of the Company nor are they or any of them subject to an Inland Revenue charge as mentioned in Sections 237 or 238 of IHTA nor is any person liable to inheritance tax attributable to the value of any of the Sale Shares or any asset of the Company.

3.60 No person has by virtue of Section 212 of IHTA any power of sale, mortgage or charge in respect of any shares in or asset of the Company and there are no circumstances in existence whereby any such power could be exercised in relation to any of the Sale Shares or any asset of the Company.

3.61 All documents to which the Company is a party or which form part of the Company's title to any asset or in the enforcement of which the Company is or may be interested which are subject to stamp or similar duty have been duly stamped and adjudicated.

3.62 The Company has not entered into any agreement whereby it is or may become liable to stamp duty reserve tax.

3.63 The Company is registered for the purposes of value added tax and has been so registered at all times that it has been required to be registered and has at no time within the previous 3 years been treated as a member of a group of Companies for the purposes of Section 43 of VATA.

3.64 The Company has complied fully with all statutory requirements, orders, provisions, directions or conditions relating to value added tax including the terms of any agreement reached with the Commissioners of Customs & Excise, maintains and has at all times maintained complete correct and up-to-date records for the purposes of such legislation and has preserved such records in such form and for such periods as are required by the relevant legislation relating to value added tax.

3.65 The Company is not in arrears with any payment or returns in relation to value added tax.

3.66 The Company has not been required by the Commissioners of Customs & Excise to give security.

3.67     The Company does not operate any special VAT methods or arrangements.

3.68 The Company is not a party to any contract in respect of which it is obliged to account for VAT pursuant to the provisions of Section 8 or
         Section 10 of VATA.

3.69 The Company has not within the preceding period of six years made exempt supplies of such amount that as a consequence thereof the Company has been unable to obtain credit for any input tax paid or suffered by it.

3.70 The Disclosure Letter contains full particulars of all land in which the Company has an interest and in relation to which an election has been made and not revoked by the Company or by any relevant associate (as defined by paragraph 3(7) of Schedule 10 to VATA) of the Company to waive exemption from value added tax under paragraph 2 of that Schedule and of all buildings and civil engineering works owned by the Company and completed for the purposes of Group 1 of Schedule 9 to VATA within the last three years.

3.71 The Disclosure Letter contains full particulars of all notifications received by the Company under paragraph 7 of Schedule 10 to VATA.

3.72 The Company is not a developer as defined in paragraph 5 of Schedule 10 to VATA in relation to any building or work within paragraph 5(2) of that Schedule or any reconstructions, enlargements or extensions within paragraph 5(8) of that Schedule either currently being constructed, reconstructed, enlarged or extended or whose construction, reconstruction, enlargement or extension was completed within five years prior to the date of this Agreement.

3.73 There are set out in the Disclosure Letter particulars of each asset used by the Company in the course or furtherance of its business being assets to which Part XV of the Value Added Tax Regulations 1995 applies and in respect of which the period of adjustment will not have expired before Completion. Such particulars are sufficient to enable the Company to comply with its obligations under the said Part XV.

3.74 The Disclosure Letter contains details of all claims made by the Company to a refund of value added tax under Part XVIII or Part XIX of the Value Added Tax Regulations 1995.

3.75 The information given by the Company to HM Customs and Excise and all other authorities (whether of the United Kingdom or otherwise) in connection with the import or export of any goods was when given true and accurate and the Company has complied with all legislation, regulations, orders, directions or conditions (whether of the United Kingdom or otherwise) relating to the import and export of goods and to all customs and excise matters.

3.76 The books and records of the Company accurately present and reflect in accordance with generally accepted accounting principles and standards within the Company's jurisdiction of incorporation all transactions entered into by the Company or to which it has been a party.

3.77 The Company has properly operated the PAYE and National Insurance contribution systems by making such deductions as are required by law from all payments made or deemed to be or treated as made by it or on its behalf or for which it is otherwise required to account and by duly accounting to the Inland Revenue for all sums so deducted and for all other amounts for which it is required to account under the PAYE and National Insurance contribution systems.

3.78 The Company has not suffered any PAYE audit by the Inland Revenue within the preceding period of six years nor has it been notified that any such audit will be or is expected to be made.

3.79 The Company does not operate any scheme approved under Section 202 of the Taxes Act or Chapter III of Part V of the Taxes Act.

3.80 The Company has complied in full with all its reporting obligations to the Inland Revenue in connection with benefits provided for any director or employee.

3.81 No payment has been made to the Company to which Section 601 of the Taxes Act applies.

4.       Corporate Matters

4.1 The Company has been duly incorporated and is validly existing and no order has been made or resolution passed for the winding up of the Company or for an administration order in respect of the Company and no distress, execution or other process has been levied on any of its assets. The Company is not insolvent or unable to pay its debts for the purposes of Section 123 of the Insolvency Act 1986 and no administrative receiver or receiver or receiver and manager has been appointed by any person of its business or assets or any part thereof and no power to make any such appointment has arisen.

4.2 The Vendor is the beneficial owner of the Sale Shares set opposite its name in column 2 of Schedule 1, free and clear of any lien, charge, option, right of pre-emption or other encumbrance or third party right whatsoever and the Company has not exercised any lien over any of its issued shares and there is no outstanding call on any of the Sale Shares and all of the Sale Shares are fully paid.

4.3 The Sale Shares constitute all the issued shares in the capital of the Company.

4.4 The Company has no subsidiary or shares in any company other than the Subsidiary and all of the details shown in Schedule 3 relating to the Subsidiary are accurate and complete, the Company has no subsidiary undertakings which are not also subsidiaries and no participating interest in any undertaking (as defined in Section 259 Companies Act
         1985) which is not also a subsidiary of the Company.

4.5 The Company does not have and has never had any place of business or branch or permanent establishment outside its jurisdiction of incorporation, nor has it carried on any trading activities outside such jurisdiction.

4.6 The Company has never reduced, repaid, redeemed or purchased any of its share capital.

4.7 There are no options or other agreements outstanding which call for the issue of or accord to any person the right to call for the issue of any shares in the capital of the Company or the right to require the creation of any mortgage, charge, pledge, lien or other security or encumbrance over the Sale Shares.

4.8 The copies of the Memorandum and Articles of Association of the Company which are attached to the Disclosure Letter are accurate and complete in all respects and have attached to them copies of all resolutions and agreements which are required to be so attached. The Company has complied with its Memorandum and Articles of Association in all respects and none of the activities, agreements, commitments or rights of the Company is ultra vires or unauthorised.

4.9 The Register of Members and all other statutory books of the Company are up to date and contain true full and accurate records of all matters required to be dealt with therein and the Company has not received any notice of any application or intended application under the Companies Acts for rectification of the Company's register and all annual or other returns required to be filed with the Companies Registry have been properly filed within any applicable time limit and all legal requirements relating to the issue of shares and other securities by the Company have been complied with.

5.       Trading and General Commercial Matters

5.1 The Company has good and marketable title to all such assets as are necessary to enable it properly to conduct its business as such business has been conducted prior to the date hereof and to all stocks used in its business. All such assets and stocks are free from any liens, mortgages, charges, encumbrances or other third party rights and the stock confirms to statutory, regulatory and voluntary standards and requirements.

5.2 The fixed and loose plant, machinery, furniture, fixtures and fittings, equipment and vehicles and other tangible assets used in connection with the business of the Company and all other fixed assets referred to in the Accounts and any additions thereto made since the Accounting Date are the sole and absolute property of and held by the Company free from any liens, mortgages, charges, encumbrances, hire or hire purchase agreements, credit sale agreements or agreements for payment on deferred terms or bills of sale and the Company has good and marketable title thereto and all such assets are in the possession or under the control of the Company.

5.3      In the reasonable opinion of the Vendor the Company is not a party to:

5.3.1 any unusual or onerous contract nor any contract which cannot be terminated without penalty or other compensation on less than twelve months' notice;

5.3.2 any contract restricting the Company's freedom of action in relation to its normal business activities or materially and adversely affecting its business or assets;

5.3.3             any contract not made in the ordinary course of business;

5.3.4 any contract for the purchase or use by the Company of materials, supplies or equipment which is in excess of the requirements of the Company for its normal operating purposes;

5.3.5 any agency, distribution, marketing, purchasing, franchising or licensing agreement, other than those described in the Disclosure Letter;

5.3.6 any joint venture, agency, shareholders' or partnership arrangement or agreement or any agreement which purports to regulate, control or otherwise affect the voting or disposition of its shares;

5.3.7             any contract for services (other than normal office services).

5.4 There are no contracts or obligations, agreements, arrangements or concerted practices to which the Company is a party or by which the Company is bound and there are no practices in which the Company is engaged which are void, illegal, unenforceable, registrable or notifiable under or which contravene the Restrictive Trade Practices Act 1976, the Fair Trading Act 1973, the Competition Act 1980, Articles 81 or 82 of the EC Treaty and regulations made thereunder or under EC Council Regulation 4064/89 as amended and regulations made thereunder, the Competition Act 1998 or any other antitrust or similar legislation anywhere in the world (all and any such legislation and regulations being referred to as "the antitrust rules" in this paragraph 5.5). The Company has not registered any agreements or arrangements under the Restrictive Trade Practices Act 1976 or filed any notification for exemption or application for negative clearance with the Commission of the European Communities. The Company has received no complaint or threat to complain under or referring to the antitrust rules from any person and has not received any request for information or objection from or received notice of an investigation by any person with power to enforce the antitrust rules or been the addressee of or party to any decision, judgement, undertaking or settlement relating to the antitrust rules or to any proceedings in which the antitrust rules were pleaded or relied upon.

5.5 No agreement, arrangement or practice carried on by the Company or to which the Company is a party:

5.5.1 is by virtue of its terms or by virtue of any practice for the time being carried on in connection therewith a "consumer trade practice" within the meaning of Section 13 of the Fair Trading Act 1973 and susceptible to or under reference to the Consumer Protection Advisory Committee or the subject matter of a report to the Secretary of State or the subject matter of an order by the Secretary of State under the provisions of
                  Part II of that Act;

5.5.2 infringes any other fair trading or consumer protection law or legislation applicable in any jurisdiction in which the Company operates.

5.6 So far as the Vendor is aware with respect to each contract, commitment, arrangement to which the Company is party or by which it is bound:

5.6.1 the Company has duly performed and complied in all material respects with each of its obligations thereunder;

5.6.2 there has been no delay, negligence or other default on the part of the Company and no event has occurred which, with the giving of notice or passage of time, may constitute a default thereunder;

5.6.3 the Company is under no obligation which cannot readily be fulfilled, performed or discharged by it on time and without undue or unusual expenditure or effort;

5.6.4 the Company has the technical and other capabilities and the human and material resources to enable it to fulfil, perform and discharge all its outstanding obligations in the ordinary course of business and without realising a loss on completion of performance;

5.6.5 there are no grounds for rescission, avoidance, repudiation or termination and the Company has not received any notice of termination, and

5.6.6 having made no enquiry none of the other parties thereto is in default thereunder.

5.7 Except in the ordinary course of business no tender, quotation or offer issued by the Company and still outstanding is or will be capable of giving rise to a contract merely by an order acceptance or other action by another party.

5.8 The Disclosure Letter sets out full and accurate details of each bank, building society or other similar institution, account or safety deposit box maintained by the Company including the name and address of each such bank, building society or other institution and the names of all persons authorised to draw thereon or have access thereto.

5.9 All amounts received by the Company have been deposited with one or other of such banks, building societies or other similar institutions and appear in the appropriate accounting books.

5.10 There are no non-group loans, guarantees, pledges, mortgages, charges, liens, debentures or encumbrances given, made or incurred by or on behalf of the Company and no person has given any guarantee of or security for any overdraft loan or loan facility granted to the Company, other than the ones described in the Disclosure Letter.

5.11 The execution, delivery and performance of this Agreement will not result in the breach, cancellation or termination of any of the terms or conditions of or constitute a default under any agreement, commitment or other instrument to which the Company is a party or by which the Company or its property or assets may be bound or affected or result in the acceleration of any obligation under any loan agreement or violate any law or any rule or regulation of any administrative agency or governmental body or any order, writ, injunction or decree of any court, administrative agency or governmental body affecting the Company.

5.12 There are no agreements concerning the Company which can be terminated, or which have been terminated, or under which the rights of any person are liable to be materially adversely affected, or under which the consent of the other contracting party is required as a result of a change in control of the Company or in the composition of the Board of Directors of the Company.

5.13 The Vendor is not aware of any circumstances whereby, following a change in the control of the Company or in the composition of the Board of Directors of the Company, any of the principal customers of or suppliers to the Company would cease to remain customers or suppliers to the same extent and of the same nature as prior to the date hereof.

5.14 No goods delivered by the Company have been defective or in any way failed to comply with the terms of sale thereof or with the requirements of law and no services provided by the Company have been provided in a negligent manner or in any other manner which would entitle the recipient of such services to claim damages against the Company.

5.15 The Company has no liabilities except liabilities arising in the ordinary course of business under contracts for service, purchase orders, supply contracts or sale contracts, nor does it have any other liabilities direct or indirect, absolute or contingent, not required by generally accepted accounting principles to be referred to in the Accounts and the Company is not owed any moneys other than trade debts and cash at bank.

5.16 The Company has received no notice that it is the subject of any official investigation or inquiry and the Vendor is not aware of any facts which are likely to give rise to any such investigation or inquiry.

5.17 So far as the Vendor is aware neither the Company, nor any of its directors, employees or agents in relation to the Company, has committed any criminal offence or any tort relating to the Company or the carrying on of its business and without prejudice to the generality of the foregoing the Company has obtained and at all relevant times maintained all registrations, licences and consents necessary for the carrying on of its business, and all such registrations, licences and consents are valid and subsisting and the Vendor does not know of any reason why any of them should be suspended, cancelled or revoked (whether as a result of the sale and purchase of the Sale Shares pursuant to this Agreement or otherwise).

5.18 The Company has given no powers of attorney which are still outstanding or effective to any person to enter into any contract or commitment to do anything on its behalf other than the authority of employees to enter into contracts in the normal course of their duties.

5.19 The Company does not carry on business under any name other than its own.

5.20 No person is entitled to receive from the Company any finder's fee, brokerage's fee, investment banker's fee or commission with respect to, or in connection with, the
         execution,   delivery  and   performance  of  this  Agreement  and  the
         transactions contemplated herein.

5.21 The Company does not have any of its records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any electronic, mechanical or photographic process whether computerised or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Company.

5.22 The Company is duly registered under the Data Protection Act 1998, and all due and requisite fees in respect of the Company's registration have been paid. The details contained in such registrations are correct, proper and suitable for the purposes for which the Company holds or uses the personal data which is the subject of such registrations.

5.23 The Company has security procedures in place to prevent unauthorised access, amendment or damage to the Company's data or the data of third parties held, recorded, stored, maintained or operated by the Company or on behalf of the Company by any third party, and no unauthorised access, amendment or damage to such data has taken place during the six year period preceding Completion.

5.24 No act or transaction has been effected by or on behalf of the Company involving the making or authorising of any payment, or the giving of anything of value, to any government official, political party, party official or candidate for political office for the purpose of influencing the recipient in his or its official capacity in order to obtain business, retain business or direct business to the Company or any other person or firm.

5.25     The Company has not at any time in the previous six years:

5.25.1 entered into any transaction at an undervalue (within the meaning of Section 238 or Section 339 or Section 423 of the Insolvency Act 1986) with any other person; or

5.25.2 been given any preference (within the meaning of Section 239 or Section 340 of the Insolvency Act 1986) by any other person; or

5.25.3 entered into any other transaction which is void or voidable (whether in whole or in part) or received any other benefit which is or may be liable to be returned or repaid (whether in whole or in part).

6.       The Property

6.1 The Property comprises all the land and premises owned or occupied or otherwise used by the Company and all the estate, interest, right and title whatsoever of the Company in, under, over or in respect of any land or premises and the descriptions set out in Schedule 4 are correct and not misleading.

6.2 The Company possesses good and marketable title to the Property and is the legal and beneficial owner thereof.

6.3 The Property is free and clear of all claims, charges, mortgages, liens, encumbrances, leases, tenancies, licences or other rights of occupation, options, rights of pre-emption, rights of first refusal and other agreements affecting the same and the Company has exclusive and unfettered possession of the Property.

6.4 The title of the Subsidiary to the Property is properly constituted by and can be deduced from documents of title which are in the possession and under the control of the Company.

6.5 The Property is not subject to any outgoings other than rent and service charges.

6.6 There are no covenants, restrictions, burdens, stipulations, wayleaves, easements, grants, conditions, terms, overriding interests, rights or licences affecting the Property which is of an unusual or onerous nature or which adversely affect the use or intended use of the Property.

6.7 So far as the Vendor is aware, all covenants, restrictions, stipulations, conditions and other terms affecting the Property have been observed and performed and there are no circumstances which would entitle or require any landlord or other person to exercise any powers of entry and taking possession or which would otherwise give rise to restriction or termination of the continued possession or occupation of the Property.

6.8      [Not used]

6.9 None of the facilities necessary for the enjoyment and use of the Property or any part of them are enjoyed on terms entitling any person to terminate or curtail the same.

6.10 So far as the Vendor is aware, the Company has received no notice of any outstanding disputes, notices or complaints which affect or might in the future affect the use of the Property for the purposes for which they are now used.

6.11 The present use of the Property is the permitted use for the purpose of the Planning Acts.

6.12 None of the Property are adversely affected or likely to be adversely affected by any planning proposals.

6.13 The use of the Property permitted by the Planning Acts is not a temporary or personal user or user subject to onerous or unusual conditions giving rise to expenditure or adversely affecting the Company's use and enjoyment of the Property.

6.14 No development has been carried out by the Company or the Subsidiary in relation to the Property which would require any consent under or by virtue of the Planning Acts or any bye-laws or building regulations or other relevant legislation without such consent having been properly obtained and any conditions or restrictions imposed thereon have been fully observed and performed. No application by the Company for planning consent has been refused and no application by the Company for planning consent has been submitted or a decision in relation thereto appealed against where the decision in relation thereto or the outcome of the appeal (as appropriate) is still pending.

6.15     [Not used]

6.16 All schedules for policies of insurance relating to the Property (including fixtures, fittings and contents) effected by the Company are attached to the Disclosure Bundle and are current and valid, and are not subject to any special or unusual terms or restrictions and, in respect of policies on the Property held on lease where the Company is responsible for maintaining insurance, the policy conforms in all respects with the requirements of the lease under which the Property is held.

6.17 The Company has inspected any current policies of insurance relating to the Property (including fixtures fittings and contents) which have not been effected by the Company and they are current and valid cover the full reinstatement value thereof (including where the relevant property is let, loss of rent cover for a minimum of three years) and are not subject to any special or unusual terms or restrictions or to the payment of any premium in excess of the normal rate for policies of the same kind where the Property is insured by a landlord under the terms of a lease the policy conforms in all respects with the requirements of the relevant lease and the insurer has waived any rights of subrogation it may have against the Company.

6.18 The Company has not entered into any agreements with any water, sewerage or other utilities authority for the supply of water, sewerage or other facilities to or from the Property or mains or other equipment laying and has not deposited any monies with any such authority as security therefor.

6.19     [Not used]

6.20     [Not used]

6.21 The Company is not engaged in any negotiation for review of the rent payable under any lease under which it holds the Property and no negotiations for such review have been concluded changing the rent from that set out in Schedule 4 or in the Disclosure Letter.

6.22 All rent review notices and counternotices and notices, counternotices and applications to the Court under the Landlord and Tenant Act 1954 have been served within any requisite time limits and there are no disputes outstanding as to the settlement of the relevant level of rent under the leases of the Property.

6.23 The Company has not at any time assigned or otherwise disposed of any property, leasehold or otherwise, in respect of which it has a continuing liability (contingent or otherwise) for payment of rent and/or for any other liability.

6.24 The Company is not the guarantor of or surety for any other party's liability (contingent or otherwise) for any obligations under any lease or tenancy or under any agreement relating to the assignment of any lease or tenancy.

7.       Environmental Issues

7.1 The Company has received no notice that it is in breach of the Environmental Laws and has at all times complied with all Environmental Laws.

7.2 The Company has not engaged in or permitted any operations or activities upon the Property involving the use, storage, handling, release, treatment, manufacture, processing, deposit, transportation or disposal of any Hazardous Substance, or any substance regulated by the Environmental Laws and the Vendor has no knowledge of any such activities.

7.3 So far as the Company or the Vendor is aware having made no enquiry of the landlord, the landlord of the Property has not received notice of any threatened or pending civil or criminal actions, notices of violations, investigations, administrative proceedings or written communications from any regulatory authority under any Environmental Laws that any of the activities carried out on the Property violates, or is inconsistent with, any Environmental Laws, and to the best knowledge of the Vendor, the landlord is in full compliance with all material Environmental Laws.

8.       Confidential Information and Intellectual Property

8.1 The Company does not use any processes and is not engaged in any activities which involve the misuse of any Confidential Information belonging to any third party, nor does the Company otherwise have in its possession or control any such Confidential Information without the licence or authority of the relevant owner.

8.2 Copies of all written agreements and arrangements under which Confidential Information belonging to any third party is made available to the Company are attached to the Disclosure Letter. All such agreements and arrangements are in full force and effect. The Company is not in breach nor has it received notice of any alleged breach of any such agreement or arrangement and is not aware of the existence of any circumstances under which its right to use such Confidential Information may be terminated.

8.3 The Company is not aware of any actual, alleged or threatened misuse by any person of any of its Confidential Information. The Company has not disclosed to any person (including, without limitation, employees) any of its Confidential Information except where such disclosure was properly made in the normal course of the Company's business and was made subject to an agreement under which the recipient is obliged to maintain the confidentiality of such Confidential Information and is restrained from further disclosing it or using it other than for the purposes for which it was disclosed by the Company. Copies of all such agreements are attached to the Disclosure Letter. There is no current or threatened breach of any such agreement by any of the other contracting parties thereto.

8.4 The Company is the beneficial owner of all the Intellectual Property used in and material to its business ("the Company's Intellectual Property").

8.5 None of the Company's Intellectual Property has been wrongfully or unlawfully acquired by the Company. To the best knowledge of the Vendor after reasonable enquiry, no claim under any warranty contained in any documentation under which the Company acquired ownership of any of the Company's Intellectual Property has been made or intimated to the Company nor are there any grounds on which any such claim could be made.

8.6 The material particulars as to registration of (and applications to register) the Company's Intellectual Property, including priority and renewal dates, are set forth in the Disclosure Letter.

8.7 Neither the validity or subsistence of the Company's Intellectual Property, nor the Company's right, title and interest in the Company's Intellectual Property, is the subject of any current, pending or threatened challenge, claim or proceedings, including for opposition, cancellation, revocation or rectification. The Company's Intellectual Property has not during the preceding period of six years been the subject of any such challenge, claim or proceedings, and there are no facts or matters which might give rise to any such challenge, claim or proceedings.

8.8 Copies of all agreements, arrangements and understandings under which the Company's Intellectual Property is made available to third parties, and any legally enforceable option in this regard, are attached to the Disclosure Letter. There is no current or threatened breach of any such agreement, arrangement or understanding by any of the other contracting parties thereto.

8.9 To the best knowledge of the Vendor, none of the Company's Intellectual Property is currently being infringed or used without authorisation by any third party nor has any of the Company's Intellectual Property been infringed during the preceding period of six years. No such infringement or unauthorised use has been threatened.

8.10 The carrying on of the Company's business or businesses as presently constituted does require licences, or the making of royalty or similar payments to a non-group third party. The Company is not engaged in any activities which infringe any Intellectual Property belonging to any third party.

9.       Software

9.1 In this paragraph 9, the expression "the Software" means all of the computer programs identified and briefly described in Schedule 7.

9.2 The Software in connection with the business of the Company as at the date hereof is "off the shelf" software. As far as the Vendor is aware none of this software is counterfeit.

10.      Insurance

10.1 All assets of the Company of an insurable nature have at all times been and are insured in amounts to the full replacement value thereof against such risks as are in accordance with good commercial practice normally insured against. The Company has at all times been adequately covered against accident, third party, public liability, product liability and other risks normally covered by insurance and nothing has been done or omitted to be done by or on behalf of the Company which would make any policy of insurance void or voidable or enable the insurers to avoid the same and there is no claim outstanding under any such policy and the Vendor is not aware of any circumstances likely to give rise to such a claim or result in an increased rate of premium.

10.2 All information furnished in obtaining or renewing the insurance policies of the Company was correct full and accurate when given and any change in that information required to be given was correctly given. The Company is not in default under any of these policies and the copies of the policies delivered with the Disclosure Letter are true and complete. None of the Company's insurance policies may be cancelled without at least 30 days written notice of cancellation.

10.3 The Company has not suffered any uninsured losses nor waived any rights of material or substantial value or allowed any insurances to lapse.

11.      Litigation

11.1 So far as the Vendor is aware, neither the Company nor any person for whose acts or defaults the Company may be vicariously liable is engaged whether as claimant or defendant or otherwise in any civil, criminal or arbitration proceedings or any proceedings before any tribunal (save for debt collection by the Company in the ordinary course of business) and there are no proceedings threatened against the Company including proceedings in respect whereof the Company is liable to indemnify any party concerned therein and in particular but without prejudice to the generality of the foregoing the Company is not liable (other than contingently) to make any redundancy payment to any person or pay any other compensation to any of its employees and there are no facts which are likely to give rise to any such litigation or proceedings. There are no unfulfilled or unsatisfied judgements or orders against the Company or any of its assets.

11.2 The Company has neither received any notice (written or oral) nor advice of counsel with respect to any potential claims within the scope of paragraph 11.1.

12.      Employment and Pension Matters

12.1 There is no existing or threatened or pending industrial or trade dispute involving the Company and any of its employees and there are no facts known or which would on reasonable enquiry be known to the Vendor which might indicate that there may be any such dispute (including, without limitation, the sale of the Sale Shares pursuant to the terms of this Agreement). There are no agreements or arrangements (whether oral or in writing or existing by reason of custom and practice) between the Company and any trade union or other employees' representatives or organisation concerning or affecting the Company's employees and there are no trade unions or other employees' representatives whom the Company recognises to any extent for collective bargaining purposes nor, so far as the Vendor is aware, has the Company done any act which might be construed as recognition. There has been no request for recognition of any trade union and, so far as the Vendor is aware, no such request is pending.

12.2 The Company has neither given notice of any redundancies to the Secretary of State nor started consultations with any independent trade union or employees' representatives within the preceding period of one year in relation to any of the

         Company's employees. To the best knowledge of the Vendor, no circumstances have arisen under which the Company is likely to be required to pay damages for wrongful dismissal or breach of contract, to make any contractual or statutory redundancy payment or make or pay any compensation in respect of unfair dismissal, to make any other payment under any Employment Law or to reinstate or re-engage any former employee. No circumstances have arisen or exist under which the Company may be required to pay damages or compensation, or suffer any penalty or be required to take corrective action or be subject to any form of sanction under the Employment Rights Act 1996, the Trade Union and Labour Relations (Consolidation) Act 1992, the Transfer of Undertakings (Protection of Employment) Regulations 1981, the Sex Discrimination Act 1975, the Equal Pay Act 1970, the Treaty of Rome or any Directive or recommendation made pursuant to it, the Race Relations Act 1976, the Disability Discrimination Act 1995, the National Minimum Wage Act 1998, the Data Protection Act 1998, the Public Interest Disclosure Act 1998, Working Time Regulations 1998 or any other Employment Law. So far as the Vendor is aware, there are no current, pending or threatened claims of any type against the Company by any existing or former employees or directors of the Company or by any existing or former consultants to the Company.

12.3 There are no existing service or other agreements or contracts between the Company and any of its directors or executives or employees which cannot be lawfully terminated by appropriate advance notice and a statutory redundancy payment, and the Company has complied with all its obligations under all legislation, regulations and other requirements having the force of law (including, without limitation, codes, orders and awards) in connection with its employees, directors and consultants and any trade unions and employees' representatives and with all collective agreements with respect to trade unions or to employees of the Company.

12.5     The Disclosure Letter contains:

                  (i) the names and dates of birth and commencement of employment or engagement of all persons who will at the Completion Date be employees or directors of the Company or consultants to the Company;

                  (ii) details of all remuneration and emoluments payable (including any bonus or commission entitlements) and any other benefits (including, for the avoidance of doubt, permanent health insurance) provided or which the Company is bound to provide (whether now or in the future) to all such persons together with the terms on which such remuneration emoluments and benefits are payable; and

                  (iii) details of any other material terms and conditions of employment or engagement of such persons,

              all of which information is true and complete.

12.6 The Company is not involved in negotiations (whether with employees or any trade union or other employees' representatives) to vary the terms and conditions of employment or engagement of any of its employees, directors or consultants and has not made any representations, promises, offers or proposals to any of its employees, directors or consultants or to any trade union or other employees' representatives concerning or affecting the terms and conditions of employment or engagement of any of its employees, directors or consultants.

12.7 The Company has discharged its obligations in full in relation to salary, wages, fees, commission, bonuses, overtime pay, holiday pay, sick pay and all other benefits and emoluments relating to its employees, consultants and directors in respect of all prior periods.

12.8 Other than the Pension Scheme there are no pension obligations for any employees or directors of the Company, and the Vendor and the Company have no obligation

         (whether legally binding or established by custom) to pay any pension or make any other payment after retirement or death or otherwise to provide "relevant benefits" within the meaning of section 612 of the Taxes Act or to make any payment for the purpose of providing such "relevant benefits" to or in respect of any person who is now or has been an officer or employee of the Company and is not a party to any scheme or arrangement having as its purpose or one of its purposes the making of such payments or the provision of such benefits.

12.9 The Pension Scheme complies with and has at all times complied with the provisions of the relevant legislation and the requirements of the Pension Schemes Office and the Contributions Agency affecting schemes approved under Chapter I of Part XIV of the Taxes Act. The Pension Scheme has been funded to the extent recommended by the scheme actuaries. The Company and the trustees of the Pension Scheme have duly complied with their respective obligations under the trust deeds and the rules thereof and under the aforementioned legislation and requirements. All amounts due to the trustees thereof or to any insurance company in connection therewith have been paid and all reports, actuarial or otherwise, relating to any such scheme which have been received by the Company or the trustees within the three years immediately preceding the date hereof have been complied with in full.

12.10 Neither the Company nor the trustees of the Pension Scheme is engaged in any litigation or arbitration proceedings in respect of any Retirement Benefits Scheme or any benefit provided thereunder in relation to the employees or former employees of the Company and there are no current submissions or referrals to the Pensions Ombudsman or to the Occupational Pensions Advisory Service in respect of the Company or any pension scheme and that there are no outstanding payments or penalties payable by the Company or the Pension Scheme in respect of any litigation or arbitration proceedings or determinations of the Pensions Ombudsman or the Occupational Pensions Regulatory Authority.

12.11 No Retirement Benefits Scheme in which employees or former employees of the Company participate or have participated has been or is in the process of being (or is proposed to be) wound up (in whole or in part) or closed to new entrants (in whole or in part).

12.12 No power to increase or augment benefits under any Retirement Benefits Scheme in which employees or former employees of the Company participate or have participated has been exercised since 6 September 1983.

13.      Arrangements with connected persons etc.

13.1 All amounts outstanding and appearing in the books of the Company as loan accounts or as due to directors or shareholders wholly represent money or money's worth paid or transferred to the Company as the case may be or remuneration accrued due and payable for services rendered. All amounts outstanding between the Vendor and the Company are specifically disclosed in the Accounts.

13.2 There is not outstanding any contract or arrangement to which the Company is a party and in which the Vendor is or has been interested, whether directly or indirectly, other than arm's length service contracts and the Company is not a party to, nor have its profits or financial position at any time been adversely affected by, any contract or arrangement which is not of an entirely arm's-length nature; save as aforesaid, there are no agreements or understandings (whether legally enforceable or not) between the Company and any person who is a shareholder or the beneficial owner of any interest in the Company or any other company controlled by any such person relating to the management of the Company's business or the appointment or the removal of its directors or the ownership or transfer of ownership or the letting of any of its assets or the provision of finance, goods, services or other facilities to or by the Company or otherwise howsoever relating to the Company or its affairs.

13.3 All costs incurred by the Company have been charged to the Company and not borne by any other member of the Vendor's group.

14.      Matters since the Accounting Date

Since the Accounting Date:

14.1 there has been no interruption or alteration in the nature, scope or manner of the Company's business which business has been carried on lawfully and in the ordinary and usual course of business so as to maintain it as a going concern;

14.2 as at 30 September 2000 there has been no material adverse change in the customer relations of the said business or in the financial condition or the position, assets or liabilities of the said business or the Company as compared with the position disclosed by the Accounts and there has been no damage, destruction or loss (whether or not covered by insurance) affecting the said business or its assets;

14.3 no substantial customer or supplier being a customer or supplier accounting for contribution to gross trading profits of more than (pound)10,000 of the Company for the accounting period ending on the Accounting Date has:

14.3.1 given notice that it is likely to or threatened to cease trading with or supply to the Company;

14.3.2 given notice that it is likely to or threatened to reduce substantially its trading with or supplies to the Company;

14.4 the Company has continued to pay its creditors in the ordinary course of business and no unusual trade discounts have been incorporated into any contract entered into by the Company;

14.5 the Company has not repaid any loan capital in whole or in part (other than indebtedness to its bankers) nor has it become bound or liable to be called upon to repay prematurely any loan capital or borrowed monies;

14.6 the Company has not, except in the ordinary course of business, acquired, sold, transferred or otherwise disposed of any assets of whatsoever nature;

14.7 the Company has not cancelled, waived, released or discontinued any rights, debts or claims;

14.8 the Company has not incurred any capital expenditure on any single item or made any capital commitment on any single item of an amount in excess of (pound)30,000 or disposed of any fixed asset having a value of more than (pound)30,000 in aggregate;

14.9 the Company has not hired or dismissed any senior employee earning an annual rate of remuneration, including fringe benefits, in excess of(pound)35,000;

14.10 no sum or benefit has been paid, applied or voted to any executive, director or employee of the Company by way of remuneration, bonus, incentive or otherwise in excess of the amounts paid or distributed to them by the Company at the Accounting Date so as to increase their total remuneration and no new service agreements have been made or entered into by the Company since the Accounting Date and the Company is under no contractual or other obligation to change the terms of service of any director, executive or employee and the Company will not change the terms of service of any executive, director or employee prior to Completion;

14.11 no dividends, bonuses or other distributions have been declared, paid or made in respect of any of the Sale Shares;

14.12 no share or loan capital of the Company has been issued or agreed to be issued or any option or right thereover granted;

14.13 the Company has not undergone any capital reorganisation or change in its capital structure;

14.14 no resolutions have been passed by the Company and nothing has been done in the conduct or management of the affairs of the Company which would be likely materially to reduce the net asset value of the Company;

14.15 the Company has not made any purchase or sale or introduced any method of management or operation in respect of the business, undertaking or assets of the Company except in a manner consistent with proper practice;

14.16 the Company has not incurred or become subject to any liability or obligation (absolute or contingent) except current liabilities and obligations, in each case incurred under contracts entered into in the ordinary course of business and consistent with past practice which do not materially increase the nature or amount of liabilities or obligations disclosed in the Accounts;

14.17 as at 30 September 2000 no material changes have occurred in the assets and liabilities (actual or contingent) shown in the Accounts and the Company has not discharged or satisfied any lien or encumbrance or any other obligation or liability (absolute or contingent) other than liabilities disclosed in the Accounts as at the Accounting Date and current liabilities incurred since the Accounting Date in the ordinary course of business;

14.18 the Company has not carried out or entered into any transaction and no other event has occurred in consequence of which (whether alone or together with any one or more transactions or events occurring before on or after the date hereof) any liability to Tax of the Company has arisen or will or may arise (or would have arisen or would or might arise but for the availability of any relief, allowance, deduction or credit) other than corporation tax on actual income (and not chargeable gains or deemed income) of the Company arising from transactions entered into in the ordinary course of business; and

14.19 no payment has been made by the Company which will not be deductible for corporation tax purposes either in computing the profits of the Company or in computing the corporation tax chargeable on the Company.

15.      Accuracy of Information Provided

15.1 All information contained in the Recitals to this Agreement and in the Schedules to this Agreement is true and accurate in all respects and not misleading in any respect.

15.2 All written information given to the Purchaser and its professional advisers by the Vendor, the officers and employees of the Company, the Vendor's professional advisers and the Company's advisers during the negotiations prior to this Agreement was when given and is at the date hereof true and accurate.

15.3 All information contained in the Disclosure Letter is true and accurate in all respects and fairly presented and there is no fact or matter which has not been disclosed in the Disclosure Letter which renders any such information untrue or misleading and there is no fact or matter concerning the Company and its business and affairs which has not on the basis of the utmost good faith been disclosed in the Disclosure Letter which would reasonably be expected to influence the decision of a purchaser to proceed with the purchase of the Sale Shares on the terms of this Agreement.

                                   SCHEDULE 6

                                   [NOT USED]

                                   SCHEDULE 7

                                    Software

The Company has no proprietary software and off the shelf licenced software only is used by the Company

                                   SCHEDULE 8

                               Vendor's Protection

1.       General

1.1 The provisions in this Schedule shall operate to establish certain terms of and procedures for dealings with claims under this Agreement.

1.2 Claims shall mean a claim under this Agreement and Claim shall be construed accordingly.

2.       Amount of Claim

2.1 The Vendor shall have no liability whatsoever in respect of any individual Claim unless the amount that would otherwise be recoverable from the Vendor in respect of that Claim exceeds the sum of (pound)20,000 exclusive of costs and interest and thereafter the Vendor shall be liable for the whole amount claimed and not merely the excess.

2.2 The aggregate liability of the Vendor under this Agreement to include but not limited to a claim under the Warranties, clause 8 or clause
         5.2.3 shall not exceed a sum equal to $7,000,000 exclusive of costs and interest.

2.3 If any payment is made by the Vendor under the Warranties it shall be treated as a reduction in the Consideration payable to the Vendor under this Agreement.

3.       Notice and Conduct of Claims

3.1 If any Claim other than one under clause 8 is made or any matter which comes to the notice of the Purchaser, the Subsidiary or the Company for which or as a result of which the Vendor may be liable under the Warranties the Purchaser, the Subsidiary or the Company shall, as appropriate:

3.1.1 not make any admission of liability, agreement, settlement or compromise and otherwise take any action which may be material in relation thereto without the prior written approval of the Vendor (such approval not to be unreasonably withheld or delayed); and

3.1.2 at all times take such action as may from time to time be reasonably required by the Vendor to avoid, resist, appeal, compromise, defend, mitigate or otherwise deal with the Claim or the liability thereof, subject always to the Purchaser, the Subsidiary or the Company being provided with reasonable security for any costs and expenses which it may reasonably thereby incur and subject always to such action not being prejudicial to the businesses of the Purchaser, the Company and the Subsidiary.

4.       Third Party Recovery (Rights)

4.1 Where under the provisions of the Tax statutes or otherwise the Purchaser, the Subsidiary or the Company is entitled to recover from some other person any sum in respect of any matter giving rise to a claim under this Agreement the Purchaser, the Subsidiary or the Company so entitled shall promptly notify the Vendor in writing of such entitlement and shall at the request and expense of the Vendor:

4.1.1             take all reasonable steps to enforce such recovery;

4.1.2 as soon as reasonably practicable supply all information which relates to such recovery to the Vendor including reasonable details of any steps taken to enforce such recovery and copies of all relevant correspondence and documents relating to the same.

5.       Third Party Recovery (Receipts)

5.1 If payment is made by the Vendor in respect of a Claim and the Purchaser, the Subsidiary or the Company subsequently recovers an indemnifiable loss from a third party in respect of the matter in respect of which the Claim was made the indemnity obligations of the Vendor with respect to that Claim only will be reduced to the extent of such recovery provided that:

5.1.1 such recovery shall not reduce the aggregate liability of the Vendor under clause 2.3; and

5.1.2 the indemnity obligations of the Vendor will only be reduced to the extent of such recovery if the Vendor has discharged the Claim in full.

6.       Changes in the Law

6.1 The Vendor shall have no liability whatsoever in respect of any Claim to the extent that the Claim would not have arisen but for the passing of or any change in any law, rule, regulation, interpretation of the law or administrative practice of any government, governmental department, agency or regulatory body, after the Completion Date.

6.2 No Claim may be made and the Vendor shall not be liable under this Agreement to the extent that the Claim arises or is increased as a result of any of the following occurring after the Completion Date: a retrospective change(s) in tax rates or in any legislation or a retrospective change or withdrawal of any published practice or published concession of any revenue, customs, fiscal, government, state, community, municipal or regional authority, body or person competent to impose or collect Tax.

7.       Mitigation

         Nothing in this Schedule shall in any way restrict or limit the general obligations at law of the Purchaser, the Subsidiary or the Company to mitigate any loss or damage which it may suffer in consequence of any event giving rise to any Claim.

8.       Conduct of Claims

8.1 If the Purchaser becomes aware of any matter which might give rise to a Claim (other than a Claim under clause 8 of this Agreement), the following provisions shall apply:

8.1.1 the Purchaser shall promptly give notice to the Vendor of the matter and in any event not later than 90 days after the Purchaser became aware of the matter shall consult with the Vendor in respect of the matter;

8.1.2 the Purchaser shall provide to the Vendor and to the Vendor' professional advisers on reasonable notice reasonable access to premises and personnel of the Company and/or the Subsidiary and to any relevant assets, documents and records within their power, possession or control for the purpose of investigating the matter and enabling the Vendor to take such action as is referred to in paragraph 8.1.3 below;

8.1.3 the Vendor (at its own expense) shall be entitled to take copies of any documents or records (except where the Purchaser, the Company or the Subsidiary has confidentiality obligations in respect thereof) and photograph any premises or assets as referred to in paragraph 8.1.2 above;

8.1.4 the Vendor shall be kept reasonably informed of all matters pertaining to a Claim and shall be entitled to see copies of all correspondence and notes or other written records of telephone conversations or meetings; and

8.1.5 all written communications pertaining to the Claim which are to be transmitted to any statutory or governmental authority or body whatsoever shall be copied to the Vendor.

8.2 the Vendor shall, and shall procure that all of its agents (if any) shall, keep confidential all information which it receives about the Company and/or the Purchaser or their affairs or businesses as a result of this clause 8.

8.3 For the avoidance of doubt, the Vendor will remain liable in accordance with the terms of this Agreement irrespective of any breach of the provisions of this clause 8 by the Purchaser.

9.       General

         The Purchaser undertakes to retain or to procure the retention by the Company and the Subsidiary of all such books, records, accounts, correspondence and other papers of the Company and the Subsidiary as are likely to be material in the context of the liability of the Vendor under the Warranties during the subsistence of the liability of the Vendor hereunder.

IN WITNESS WHEREOF the parties hereto have executed this document as a deed on the date appearing at the head hereof.


Executed by Claire Rollo                             )        /s/ Claire Rollo
as Attorney                                          )
for and on behalf of
Inversiones Mirabel, S.A.




Executed by                                          )        /s/ P.A. Murali
for and on behalf of                                 )        (P.A. Murali)
Mendocino Brewing Company




Executed by Claire Rollo                             )        /s/ Claire Rollo
as Attorney                                          )
for and on behalf of
Golden Eagle Trust

                                  SUPPLEMENT B

                                (Proposal No. 1)

                                FAIRNESS OPINION


April 23, 2001


The Subcommittee of the Board of Directors
Mendocino Brewing Company
13351 Highway 101 South
Hopland, CA  95449

Gentlemen:

         Mendocino Brewing Company, Inc. ("Mendocino") entered into a Share Purchase Agreement by and among Mendocino; Inversiones Mirabel, SA, a Panamanian corporation ("Inversiones"), which owns all of the stock of United Breweries International (UK) Ltd., a company organized under the laws of the United Kingdom ("UBI"); and Golden Eagle Trust, a trust formed under the laws of the Isle of Man (part of the United Kingdom) ("Golden Eagle"), which owns all of the stock of Inversiones, dated as of November 3, 2000 (the "Agreement"), and UBI shall be merged with and into Mendocino, and Mendocino shall continue as the surviving corporation. Shareholders of Inversiones will receive 5,500,000 (5.5 million) newly issued shares of Mendocino common stock in exchange for all of the equity of UBI, the parent company of UBSN Ltd., a wholly-owned subsidiary of UBI (the "Acquisition"). The terms and conditions of the Acquisition are set forth more fully in the Agreement.

         At present, UBSN is the only business operation of UBI. Prior to the Acquisition contemplated in the Agreement, UBI will have acquired, in addition to its presently constituted assets, the following rights and licenses, all of which will be freely transferable to Mendocino at the closing of the
Acquisition:

         o the exclusive distribution rights to Kingfisher Lager beer in the US, Canada, the European Union, UK and Japan;

         o   an option to brew Kingfisher Lager beer in the United States; and

         o a license from Kingfisher of America, Inc. to use the "Kingfisher" trademark in connection with UBI's distribution and/or sale of Kingfisher Lager beer.

         These rights and licenses will have 10-year terms, with automatic 10-year renewals, unless terminated for cause.

         Mendocino has retained Sage Capital LLC ("Sage") to act as financial advisor to Mendocino in connection with Mendocino's consideration of various strategic alternatives. Sage was asked to render an opinion to the Subcommittee of the Board of Directors of Mendocino as to whether the equity consideration to be paid by Mendocino pursuant to the Agreement is fair to the shareholders of Mendocino from a financial point of view.

         As part of its advisory services, Sage is regularly engaged in the business of advising the management and boards of directors of corporations regarding the issuance of securities, providing advisory services for mergers and acquisitions, issuing fairness opinions and providing market valuations. Pursuant to the terms of the engagement letters dated November 16, 1998 and February 1, 1999 and the assignment agreement of March 25, 1999, Mendocino has agreed to pay Sage a fee of $75,000 for services rendered in connection with the rendering of this opinion. Mendocino has also agreed to reimburse Sage for reasonable out-of-pocket expenses and to indemnify Sage against certain liabilities relating to or arising out of services performed by Sage as financial advisor to Mendocino. In arriving at the opinion set forth below, Sage, among other things, (i) reviewed the Agreement; (ii) reviewed certain publicly available information concerning Mendocino; (iii) held discussions with members of senior management of Mendocino concerning the business prospects of Mendocino, UBI and the US distribution business for Kingfisher beer including such managements' views as to the organization of and strategies with respect to the Acquisition; (iv) reviewed certain operating and financial reports prepared by the managements of Mendocino and UBI; (v) reviewed the recent reported prices and trading activity for the common stock of certain other companies engaged in businesses Sage considered comparable to those of Mendocino and compared certain publicly available financial data for those comparable companies to similar data for Mendocino; (vi) reviewed the financial terms of certain other merger and acquisition transactions that Sage deemed generally relevant; and (vii) performed and considered such other studies, analyses, inquiries and investigations as Sage deemed appropriate.

         In connection with Sage's review and for purposes of its opinion, Sage did not independently verify any of the foregoing information and assumed (i) all such information is complete and accurate in all material respects, (ii) there have been no material changes in the assets, financial condition, results of operations, business or prospects of Mendocino and UBI since the respective dates of the last financial statements made available to Sage and all material liabilities (contingent or otherwise, known or unknown) of Mendocino and UBI are as set forth in the respective financial statements, and (iii) no adjustments will be made to the material terms of the Agreement from those set forth in the copies of the Agreement delivered to Sage prior to Sage's rendering of the final version of this opinion. With respect to the financial information of Mendocino and UBI provided to Sage by the managements of Mendocino and UBI, Sage has assumed for purposes of the opinion that such information has been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management, at the time of preparation, of the operating and financial performance of Mendocino and UBI. Sage did not prepare or obtain any independent evaluation or appraisal of any of the assets or liabilities of Mendocino or UBI, nor did Sage conduct a physical inspection of the properties and facilities of Mendocino and UBI in connection with its opinion. Sage's opinion is necessarily based upon market, economic, financial and other conditions as of the date of the opinion and any subsequent change in such conditions would require a reevaluation of this opinion. In rendering its opinion, Sage does not express any opinion or make any determination as to what specific consideration should be paid by Mendocino in connection with the Acquisition. The opinion rendered by Sage is limited to the evaluation and determination of whether the equity consideration to be paid by Mendocino according to the Agreement is fair, from a financial point of view, to the shareholders of Mendocino and does not address the underlying business decision of Mendocino and UBI to engage in the Acquisition. Sage is not expressing any opinion as to what the value of Mendocino's common stock will be when issued pursuant to the Agreement or the price at which Mendocino's common stock will trade at any time. Sage's opinion does not constitute a recommendation to any shareholder as to how such shareholder should vote on the proposed Agreement.

         This letter and the opinion expressed herein are provided at the request and for the information of the Subcommittee of the Board of Directors of Mendocino and may not be quoted or referred to or used for any other purpose without Sage's prior written consent, except that this letter may be disclosed in connection with any registration statement on Form S-4 or proxy statement used in connection with the Agreement so long as this letter is quoted in full in such registration statement on Form S-4 or proxy statement.

         Based upon and subject to the foregoing, it is Sage's opinion that, as of the date hereof, the equity consideration to be paid by Mendocino according to the Agreement is fair to the shareholders of Mendocino from a financial point of view.

Best regards,
SAGE CAPITAL LLC


/S/ BRUCE J. ALEXANDER                      /S/ LAURA  A. BLACK
--------------------------                  -------------------------
Bruce J. Alexander                          Laura A. Black
Managing Partner..                          Managing Partner

                                  SUPPLEMENT C

                                (Proposal No. 1)

        Dissenters' Rights: Sections 1300 Through 1304 of the California
                               Corporations Code

CHAPTER 13.  DISSENTERS' RIGHTS

Section 1300. Reorganization or short-form merger; dissenting shares; corporate purchase at fair market value; definitions

         (a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision (e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter.

         (b) As used in this chapter, "dissenting shares" means shares which come within all of the following descriptions:

         (1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or (B) listed on the National Market System of the NASDAQ Stock Market, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or (B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.

         (2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

         (3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.

         (4) Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.

         (c) As used in this chapter, "dissenting shareholder" means the record holder of dissenting shares and includes a transferee of record.

Section 1301. Notice to holders of dissenting shares in reorganizations; demand for purchase; time; contents

         (a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder's right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under
Section 1309.

         (b) Any shareholder who has a right to require the corporation to purchase the shareholder's shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders' meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

         (c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.

Section 1302. Submission of share certificates for endorsement; uncertificated securities

         Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder's certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

Section 1303. Payment of agreed price with interest; agreement fixing fair market value; filing; time of payment

         (a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.

         (b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.

Section 1304. Action to determine whether shares are dissenting shares or fair market value; limitation; joinder; consolidation; determination of issues; appointment of appraisers

         (a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.

         (b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.

         (c) On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

                                  SUPPLEMENT D

                                (Proposal No. 1)

               PRO FORMA AND CONSOLIDATED FINANCIAL STATEMENTS OF
MENDOCINO BREWING COMPANY, INC. AND UNITED BREWERIES INTERNATIONAL (UK) LIMITED


 Mendocino Brewing Company, Inc. and United Breweries International (UK) Limited

                  Pro Forma Balance Sheet and Income Statement
                 For the Years Ended December 31, 1999 and 2000.


The Pro Forma Condensed Consolidated Financial Statements of Registrant as of December 31, 2000 and 1999 were prepared using U.S. Generally Accepted Accounting Principles (U.S. GAAP) and reflects the financial position of Registrant after giving effect to the acquisition of the stock of United Breweries International, Ltd. discussed above and assumes the acquisition took place on January 1, 1999. Such pro forma financial statements also reflect the sale of 5,500,000 shares of common stock referred above for the purchase of the common stock of United Breweries International, Ltd. at a purchase price of $.8125 per share (the last reported sale price of common stock on November 2, 2000, the day the agreement was finalized.) The purchase is being recorded as if it were a pooling transaction due to the related party nature of the transaction.

The unaudited pro forma condensed consolidated financial statements have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that Registrant's financial statements will reflect the purchase only from the closing date, should it occur.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.

                                                                                     Pro forma Adjustment
                                                                              ----------------------------------
                                                               Mendocino       United Breweries                         Pro forma
                                                            Brewing Co, Inc.  International, Ltd.                      Consolidated
ASSETS                                                         12/31/00         12/31/2000 (a)       Adjustments         12/31/00
                                                            --------------    -------------------    -----------      --------------
CURRENT ASSETS
       Cash                                                  $          -           $   208,300        $       -       $  $ 208,300
       Accounts receivable                                      1,173,000             4,242,900                -          5,415,900
       Inventories                                              1,203,300               103,300                -          1,306,600
       Prepaid expenses                                           116,600                     -                             116,600
       Deferred income taxes                                       48,100                     -                -             48,100
                                                            --------------      ---------------      -----------      -------------
          Total current assets                                  2,541,000             4,554,500                -          7,095,500
                                                            --------------      ---------------      -----------      -------------

PROPERTY AND EQUIPMENT                                         13,997,400               864,900                -         14,862,300
                                                            --------------      ---------------      -----------      -------------
OTHER ASSETS
       Intangibles, net of amortization                            53,900                33,500                -             87,400
       Other assets                                               410,500                     -         (340,700)(b)         69,800
       Deferred taxes                                           2,768,000                     -                -          2,768,000
                                                            --------------      ---------------      -----------      -------------
                                                                3,232,400                33,500         (340,700)         2,925,000
                                                            --------------      ---------------      -----------      -------------
          Total assets                                       $ 19,770,800           $ 5,452,900        $(340,700)      $ 24,883,000
                                                            ==============      ===============      ===========      =============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
       Disbursements in excess of deposits                   $    $ 1,700           $         -        $       -        $     1,700
       Line of credit                                                   -             1,486,300                           1,486,300
       Accounts payable                                         1,942,200             2,134,300                           4,076,500
       Accrued liabilities                                        358,100               666,100                -          1,024,200
       Accrued income taxes                                         1,000               202,600                             203,600
       Current maturities of debt and leases                      759,900                     -                -            759,900
                                                            --------------      ---------------      -----------      -------------
              Total current liabilities                         3,062,900             4,489,300                -          7,552,200
LONG-TERM DEBT AND CAPITAL LEASES,
        less current maturities                                 5,655,100                     -                -          5,655,100
LINE OF CREDIT                                                  1,281,600                     -                -          1,281,600
                                                            --------------      ---------------      -----------      -------------
               Total liabilities                                9,999,600             4,489,300                -         14,488,900
                                                            --------------      ---------------      -----------      -------------

STOCKHOLDERS' EQUITY
       Preferred stock                                            227,600                     -                -            227,600
       Common stock                                            13,875,900               149,600                -         14,025,500
       Accumulated deficit                                     (4,332,300)              814,000         (340,700)        (3,859,000)
                                                            --------------      ---------------      -----------      -------------
               Total stockholders' equity                        9,771,200              963,600         (340,700)        10,394,100
                                                            --------------      ---------------      -----------      -------------
              Total liabilities and stockholders' equity     $ 19,770,800           $ 5,452,900        $(340,700)      $ 24,883,000
                                                            ==============      ===============      ===========      =============

(a) To include the assets and liabilities of United Breweries International, Ltd., as of December 31, 2000.

(b)  To expense capitalized acquisition costs.

                                                                                     Pro forma Adjustment
                                                                              ----------------------------------
                                                               Mendocino       United Breweries                          Pro forma
                                                            Brewing Co, Inc.  International, Ltd.                      Consolidated
                                                               12/31/00         12/31/2000 (a)       Adjustments         12/31/00
                                                            ----------------  -------------------   -------------     --------------
NET SALES                                                     $ 9,255,900        $ 12,643,600        $          -      $ 21,899,500
COST OF GOODS SOLD                                              5,823,300           8,220,000                   -        14,043,300
                                                             -------------    ---------------       -------------      ------------
GROSS PROFIT                                                    3,432,600           4,423,600                   -         7,856,200
OPERATING EXPENSES
       Selling and marketing                                    2,041,900           2,806,400                   -         4,848,300
       General and administrative                               1,441,500             903,500                             2,345,000
                                                             -------------    ---------------       -------------      ------------
                                                                3,483,400           3,709,900                   -         7,193,300
                                                             -------------    ---------------       -------------      ------------
INCOME (LOSS) FROM OPERATIONS                                     (50,800)            713,700                   -           662,900
OTHER INCOME (EXPENSE)
       Interest expense                                          (895,800)            (82,000)                  -          (977,800)
       Other income (expense)                                      90,000             (17,600)           (340,700)(b)      (268,300)
                                                             -------------    ---------------       -------------      ------------
                                                                 (805,800)            (99,600)           (340,700)       (1,246,100)
                                                             -------------    ---------------       -------------      ------------
INCOME (LOSS) BEFORE INCOME TAXES                                (856,600)            614,100            (340,700)         (583,200)
PROVISION (BENEFIT) FROM  INCOME TAXES                           (329,400)            202,200                   -          (127,200)
                                                             -------------    ---------------       -------------      ------------
NET INCOME (LOSS)                                              $ (527,200)          $ 411,900        $   (340,700)       $ (456,000)
                                                             =============    ===============       =============      ============
BASIC INCOME (LOSS) PER COMMON SHARE                              $ (0.10)                                                  $ (0.04)
                                                             =============                                             ============

WEIGHTED AVERAGE COMMON SHARES
       OUTSTANDING                                              5,538,514                               5,500,000        11,038,514
                                                             =============                          =============      ============

(a)  To include the profits and losses of United Breweries International, Ltd.

(b)  To expense capitalized acquisition costs.

                                                                                     Pro forma Adjustment
                                                                              ----------------------------------
                                                               Mendocino       United Breweries                         Pro forma
                                                            Brewing Co, Inc.  International, Ltd.                      Consolidated
ASSETS                                                         12/31/99         12/31/1999 (a)       Adjustments         12/31/99
                                                            ----------------  -------------------    -----------      --------------
CURRENT ASSETS
       Cash                                                 $          -        $      54,700         $       -        $     54,700
       Accounts receivable                                     1,040,300            4,396,400                 -           5,436,700
       Inventories                                             1,168,700              101,900                 -           1,270,600
       Prepaid expenses                                           57,200                    -                                57,200
       Deferred income taxes                                      43,100                    -                 -              43,100
                                                            -------------       -------------         ----------       ------------
          Total current assets                                 2,309,300            4,553,000                 -           6,862,300
                                                            -------------       -------------         ----------       ------------

PROPERTY AND EQUIPMENT                                        14,727,200              957,900                 -          15,685,100
                                                            -------------       -------------         ----------       ------------
OTHER ASSETS
       Intangibles, net of amortization                           61,000               41,300                 -             102,300
       Other assets                                               92,100                                                     92,100
       Deferred taxes                                          2,440,300                    -                 -           2,440,300
                                                            -------------       -------------         ----------       ------------
                                                               2,593,400               41,300                 -           2,634,700
                                                            -------------       -------------         ----------       ------------
          Total assets                                      $ 19,629,900        $   5,552,200         $       -        $ 25,182,100
                                                            =============       =============         ==========       ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
       Disbursements in excess of deposits                  $      9,600        $           -         $       -        $      9,600
       Line of credit                                          1,159,800            2,009,000                             3,168,800
       Accounts payable                                        1,708,700            2,284,300                             3,993,000
       Accrued liabilities                                       334,900              545,700                 -             880,600
       Accrued income taxes                                            -              111,600                               111,600
       Current maturities of debt and leases                     596,700                    -                 -             596,700
                                                            -------------       -------------         ----------       ------------
              Total current liabilities                        3,809,700            4,950,600                 -           8,760,300
LONG-TERM DEBT AND CAPITAL LEASES,
        less current maturities                                5,562,800                    -                 -           5,562,800
                                                            -------------       -------------         ----------       ------------
              Total liabilities                                9,372,500            4,950,600                 -          14,323,100
                                                            -------------       -------------         ----------       ------------

STOCKHOLDERS' EQUITY
       Preferred stock                                           227,600                    -                 -             227,600
       Common stock                                           13,834,900              161,500                 -          13,996,400
       Accumulated deficit                                    (3,805,100)             440,100                 -          (3,365,000)
                                                            -------------       -------------         ----------       ------------
               Total stockholders' equity                      10,257,400             601,600                 -          10,859,000
                                                            -------------      --------------         ----------       ------------
               Total liabilities and stockholders' equity   $  19,629,900       $   5,552,200         $       -        $ 25,182,100
                                                            =============       =============         ==========       ============

(a) To include the assets and liabilities of United Breweries International, Ltd., as of December 31, 1999.

                                                                                     Pro forma Adjustment
                                                                              ----------------------------------
                                                               Mendocino       United Breweries                         Pro forma
                                                            Brewing Co, Inc.  International, Ltd.                     Consolidated
                                                                12/31/99         12/31/1999 (a)      Adjustments         12/31/99
                                                            --------------    -------------------   -----------      --------------
NET SALES                                                    $  8,698,600       $   11,886,600      $         -      $   20,585,200
COST OF GOODS SOLD                                              5,767,900            7,783,600                -          13,551,500
                                                             ------------       --------------      -----------      --------------
GROSS PROFIT                                                    2,930,700            4,103,000                -           7,033,700
OPERATING EXPENSES
       Selling and marketing                                    2,108,600            2,513,900                -           4,622,500
       General and administrative                               1,652,200            1,054,500                            2,706,700
                                                             ------------       --------------      -----------      --------------
                                                                3,760,800            3,568,400                -           7,329,200
                                                             ------------       --------------      -----------      --------------
INCOME (LOSS) FROM OPERATIONS                                    (830,100)             534,600                -            (295,500)
OTHER INCOME (EXPENSE)
       Interest expense                                          (846,800)            (116,100)               -            (962,900)
       Other income (expense)                                    (358,900)            (202,700)               -            (561,600)
                                                             ------------       --------------      -----------      --------------
                                                               (1,205,700)            (318,800)               -          (1,524,500)
                                                             ------------       --------------      -----------      --------------
INCOME (LOSS) BEFORE INCOME TAXES                              (2,035,800)             215,800                -          (1,820,000)
PROVISION (BENEFIT) FROM INCOME TAXES                            (729,500)             102,000                -            (627,500)
                                                             ------------       --------------      -----------      --------------
NET INCOME (LOSS) BEFORE DISCONTINUED
       OPERATIONS                                              (1,306,300)             113,800                -          (1,192,500)
LOSS FROM OPERATIONS OF SOYCO, LTD.                                     -             (242,500)         242,500 (b)               -
GAIN ON THE DISPOSAL OF SOYCO, LTD.                                     -            3,056,300       (3,056,300)(b)               -
                                                             ------------       --------------      -----------      --------------
NET INCOME (LOSS)                                            $ (1,306,300)      $    2,927,600      $(2,813,800)     $   (1,192,500)
                                                             ============       ==============      ===========      ==============
BASIC INCOME (LOSS) PER COMMON SHARE                         $      (0.27)                                           $        (0.12)
                                                             ============                                            ==============

WEIGHTED AVERAGE COMMON SHARES
       OUTSTANDING                                              4,838,151                             5,500,000 (c)      10,338,151
                                                             ============                           ===========      ==============

(a)  To include the profits and losses of United Breweries International, Ltd.

(b) To carve out the operations of Soyco, Ltd., a subsidiary that will not be purchased as part of the the proposed transaction. Soyco, Ltd. was sold in December 1999.

(c) To reflect the shares issued for the purchase of the stock of United Breweries International, Ltd.

                   United Breweries International (UK) Limited
               December 31, 2000 Consolidated Financial Statements
                                Conversion Table


                   United Breweries International, Ltd. (UBI)
                           Consolidated Balance Sheet
                               December 31, 2000


                                                          (GBP(pound))        Exchange        (US$)
                                                               UBI              Rate           UBI
                                                       ----------------      ----------   -------------
Cash                                                     (pound)139,274          1.4955     $   208,284
Accounts receivable                                           2,812,179          1.4955       4,205,614
Inventory                                                        69,053          1.4955         103,269
Prepaids                                                         24,932          1.4955          37,286
                                                       ----------------                   -------------
     Current assets                                           3,045,438                       4,554,453
                                                       ----------------                   -------------

Property, plant and equipment                                   578,356          1.4955         864,931
                                                       ----------------                   -------------

Intangible assets, net of amortization                           22,401          1.4955          33,501
                                                       ----------------                   -------------

Total assets                                           (pound)3,646,195                     $ 5,452,885
                                                       ================                   =============

Current liabilities
     Bank overdraft                                      (pound)993,870          1.4955     $ 1,486,333
     Accounts payable                                         1,427,112          1.4955       2,134,246
     Income tax payable                                         135,464          1.4955         202,586
     Accruals                                                   445,427          1.4955         666,136
                                                       ----------------                   -------------
Total liabilities                                             3,001,873                       4,489,301
                                                       ----------------                   -------------

Stockholder's Equity
     Common stock                                               100,000          1.4955         149,550
     Currency translation                                             -                          (5,464)
     Retained earnings                                          544,322                         819,498
                                                       ----------------                   -------------
                                                                644,322                         963,584
                                                       ----------------                   -------------

Total stockholder's equity and liabilities             (pound)3,646,195                     $ 5,452,885
                                                       ================                   =============

                   United Breweries International, Ltd. (UBI)
                      Consolidated Statement of Income and
                     Stockholder's Equity December 31, 2000


                                                          (GBP(pound))        Exchange       (US$)
                                                               UBI              Rate          UBI
                                                       ----------------      ----------   ------------

Sales                                                  (pound)8,342,315        1.5156     $ 12,643,613
Cost of goods sold                                            5,423,592        1.5156        8,219,996
                                                       ----------------                   ------------

Gross profit                                                  2,918,723                      4,423,617

Selling and distribution                                      1,851,646        1.5156        2,806,355
General and administrative                                      596,108        1.5156          903,461
                                                       ----------------                   ------------

Net income from operations                                      470,969                        713,801
Other income (expense)
     Provision for litigation                                   (11,584)       1.5156          (17,557)
     Interest expense                                           (54,116)       1.5156          (82,018)
                                                       ----------------                   ------------

Net income before taxes                                         405,269                        614,226

     Provision for income tax                                  (133,426)       1.5156         (202,220)
                                                       ----------------                   ------------

Net income                                               (pound)271,843                   $    412,005

Retained earnings, beginning of year                            272,479        1.4955          407,492
                                                       ----------------                   ------------

Retained earnings, end of year                           (pound)544,322                   $    819,498
                                                       ================                   ============


                   United Breweries International, Ltd. (UBI)
                      Consolidated Statement of Cash Flows
                               December 31, 2000


                                                        (GBP(pound))        Exchange       (US$)
                                                             UBI              Rate          UBI
                                                       --------------      ----------   -----------
Cash flows from operating activities
Net income                                             (pound)271,843        1.5156     $   412,005
Adjustments to reconcile net income
to net cash from operating activities
     Depreciation                                             238,587        1.5156         361,602
     Gain on sale of assets                                    (2,185)       1.5156          (3,312)
Changes in:
     Accounts receivable                                     (114,876)       1.5156        (174,106)
     Inventory                                                 (5,979)       1.5156          (9,062)
     Accounts payable and accruals                            186,562        1.5156         282,753
                                                       --------------                   -----------
Net cash from operating activities                            573,952                       869,882
                                                       --------------                   -----------

Cash flows from investing activities
     Purchase of property, plant and equipment               (221,700)       1.5156        (336,009)
     Cash received from sale of assets                          3,250        1.5156           4,926
     Cash received from sale of investments                         -        1.5156               -
                                                       --------------                   -----------
                                                             (218,450)                     (331,083)
                                                       --------------                   -----------
Cash flows from financing activities
     Increase in bank overdraft                              (250,073)       1.5156        (379,011)
                                                       --------------                   -----------

Translation adjustment                                              -                        (2,119)
                                                       --------------                   -----------

Net increase in cash                                          105,429                       157,669

Cash beginning of year                                         33,845        1.4955          50,615
                                                       --------------                   -----------

Cash end of year                                       (pound)139,274                   $   208,284
                                                       ==============                   ===========

                   United Breweries International, Ltd. (UBI)
                           Consolidated Balance Sheet
                               December 31, 1999

                                                         (GBP(pound))         Exchange       (US$)
                                                             UBI                Rate          UBI
                                                       ----------------      ----------   ------------
Cash                                                      (pound)33,845        1.6150     $     54,660
Accounts receivable                                           2,700,298        1.6150        4,360,981
Inventory                                                        63,074        1.6150          101,865
Prepaids                                                         21,937        1.6150           35,428
                                                       ----------------                   ------------
     Current assets                                           2,819,154                      4,552,934
                                                       ----------------                   ------------

Property, plant and equipment                                   593,108        1.6150          957,869
                                                       ----------------                   ------------

Intangibles                                                      25,601        1.6150           41,346
                                                       ----------------                   ------------

Total assets                                           (pound)3,437,863                   $  5,552,149
                                                       ================                   ============

Current liabilities
     Bank overdraft                                    (pound)1,243,943        1.6150     $  2,008,968
     Accounts payable                                         1,414,454        1.6150        2,284,343
     Income tax payable                                          69,094        1.6150          111,587
     Accruals                                                   337,893        1.6150          545,697
                                                       ----------------                   ------------
Total liabilities                                             3,065,384                      4,950,595
                                                       ----------------                   ------------

Stockholder's Equity
     Common stock                                               100,000        1.6150          161,500
     Currency translation                                             -                         (3,982)
     Retained earnings                                          272,479                        444,036
                                                       ----------------                   ------------
                                                                372,479                        601,554
                                                       ----------------                   ------------

Total stockholder's equity and liabilities             (pound)3,437,863                   $  5,552,149
                                                       ================                   ============

                   United Breweries International, Ltd. (UBI)
                      Consolidated Statement of Income and
                     Stockholder's Equity December 31, 1999

                                                          (GBP(pound))        Exchange        (US$)
                                                               UBI              Rate           UBI
                                                       ----------------      ----------   -------------
Sales                                                  (pound)7,350,109        1.6172     $  11,886,596
Cost of goods sold                                            4,813,017        1.6172         7,783,611
                                                       ----------------                   -------------

Gross profit                                                  2,537,092                       4,102,985

Selling and distribution                                      1,554,503        1.6172         2,513,942
General and administrative                                      652,055        1.6172         1,054,503
                                                       ----------------                   -------------

Net income from operations                                      330,534                         534,540
Other income (expense)
     Costs relating to litigation                              (125,303)       1.6172          (202,640)
     Disposal of fixed assets                                         -        1.6172                 -
     Other income                                                     -        1.6172                 -
     Interest expense                                           (74,837)       1.6172          (121,026)
                                                       ----------------                   -------------

Net income before taxes                                         130,394                         210,873

     Provision for income tax                                   (63,072)       1.6172          (102,000)
                                                       ----------------                   -------------

Net income before discontinued                                   67,322                         108,873
     operations

Minority interest in discontinued
     operations                                                   3,023        1.6172             4,889
Discountinued operations
     Loss from operations of
     discontinued Soyco, Ltd,                                  (149,967)       1.6172          (242,527)
     Gain on disposal of Soyco, Ltd                           1,889,877        1.6172         3,056,309
                                                       ----------------                   -------------

Net income                                             (pound)1,810,255                   $   2,927,544

Retained earnings, beginning of year                         (1,537,776)       1.6150        (2,483,508)
                                                       ----------------                   -------------

Retained earnings, end of year                           (pound)272,479                   $     444,036
                                                       ================                   =============

                   United Breweries International, Ltd. (UBI)
                      Consolidated Statement of Cash Flows
                               December 31, 1999


                                                          (GBP(pound))        Exchange        (US$)
                                                               UBI              Rate           UBI
                                                       ----------------      ----------     -----------
Cash flows from operating activities
Net income                                             (pound)1,810,255        1.6172       $ 2,927,544
Adjustments to reconcile net income
to net cash from operating activities
     Depreciation                                               238,515        1.6172           385,726
     Gain on sale of assets                                      (4,241)       1.6172            (6,859)
     Gain on sale of Soyco, Ltd.                             (1,739,310)       1.6172        (2,812,812)
Changes in:
     Accounts receivable                                       (253,078)       1.6172          (409,278)
     Inventory                                                   48,346        1.6172            78,185
     Accounts payable and accruals                             (244,886)       1.6172          (396,030)
                                                       ----------------                     -----------
Net cash from operating activities                             (144,399)                       (233,522)
                                                       ----------------                     -----------

Cash flows from investing activities
     Purchase of property, plant and equipment                 (238,809)       1.6172          (386,202)
     Cash received from sale of assets                           22,065        1.6172            35,684
     Cash received from sale of investments                      50,000        1.6172            80,860
                                                       ----------------                     -----------
                                                               (166,744)                       (269,658)
                                                       ----------------                     -----------
Cash flows from financing activities
     Increase in bank overdraft                                 190,607        1.6172           308,250
                                                       ----------------                     -----------

Translation adjustment                                                -                             266
                                                       ----------------                     -----------

Net decrease in cash                                           (120,536)                       (194,665)

Cash beginning of year                                          154,381        1.6150           249,325
                                                       ----------------                     -----------

Cash end of year                                          (pound)33,845                     $    54,660
                                                       ================                     ===========

                   United Breweries International (UK) Limited

              Balance Sheet, Statement of Income and Stockholder's
             Equity, and Statement of Cash Flows for the years ended
                           December 31, 1999 and 2000.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

REPORT OF THE DIRECTORS

The directors submit their report and the financial statements of the Group for the year ended 31st December 2000.

PRINCIPAL ACTIVITIES AND BUSINESS REVIEW

The principal activities of the Group during the year continued to be that of marketing and distribution of beer and wines and commission agents for the sale of beverages.

The results for the year and the financial position at the year end were considered to be satisfactory by the directors who expect continued growth in the forseeable future.

RESULTS AND DIVIDENDS

The results for the year are set out on page D-15.

The directors do not recommend the payment of a dividend.

FIXED ASSETS

Details relating to fixed assets are shown in the notes to the financial statements.

DIRECTORS AND INTERESTS IN SHARES

The directors who served during the year and their beneficial interests in the shares of the company were as stated below:

                                      Ordinary shares of(pound)1 each
                                           2000              1999
M. K. Nambiar                                 -                 -
V. S. Kumar                                   -                 -
G. M. K. Lodhi                                -                 -


AUDITORS

The auditors, Hawsons Chartered Accountants, were newly appointed during the year. They have indicated that they are willing to be reappointed at the forthcoming Annual General Meeting.

On behalf of the Board.


G. M. K. Lodhi
Director / Secretary                                        Date: 9th March 2001

Registered Office:
75 Westow Hill,
Crystal Palace,
London,
SE19 1TX

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

STATEMENT OF DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and the group and of the profit or loss for that period. In preparing those financial statements, the directors are required to:-

(1)      Select suitable accounting policies and then apply them consistently.

(2)      Make judgements and estimates that are reasonable and prudent.

(3) State whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements.

(4) Prepare the financial statements on the going concern basis unless it is inappropriate to presume that the group will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the group and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
United Breweries International (UK) Limited


We have audited the consolidated financial statements on pages D-15 - D-29 which have been prepared under the historical cost convention and the accounting policies set out on page .

Respective responsibilities of directors and auditors

As described on page D-13 the group's directors are responsible for the preparation of the financial statements. It is our responsibility to form an independent opinion, based on our audit, on those financial statements and to report our opinion to you. We did not audit the financial statements of United Breweries International (UK) Limited or its subsidiaries as individual entities for the year ended 31st December 1999. Those statements were audited by other auditors whose report has been furnished to us and our opinion, in so far as it relates to the amounts included for the year ended 31st December 1999, is based solely on the other auditors' reports.

Basis of opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the group's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all information and explanations which we consider necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud, other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of the information in the financial statements. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.

Opinion

In our opinion, based on our audits and the report of other auditors, the consolidated financial statements give a true and fair view of the state of affairs of United Breweries International (UK) Limited and the group as at 31st December 2000 and 31st December 1999 and of the profits of the group for the years then ended and have been properly prepared in accordance with accounting principles generally accepted in the United Kingdom.




Hawsons Chartered Accountants
And Registered Auditors

Jubilee House
Billing Brook Road
Weston Favell
Northampton
NN3 8NW

Dated: 9th March 2001

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNT - YEAR ENDED 31ST DECEMBER 2000

                                                                2000          2000         1999           1999
                                                 Notes       (pound)       (pound)      (pound)        (pound)
Turnover:
        Continuing                                 2       8,342,315                  7,350,109
        Discontinued operations                    3               -                    846,597
                                                           ---------                  ---------
                                                                         8,342,315                   8,196,706

Cost of sales                                                            5,423,592                   5,471,122
                                                                         ---------                   ---------

Gross Profit                                                             2,918,723                   2,725,584


Distribution and selling costs                             1,851,646                  1,554,503
Administrative expenses                                      596,108                    990,514
                                                          ---------                   ---------
                                                                         2,447,754                   2,545,017
Operating profit/(loss)
        Continuing operations                                470,969                    330,534
        Discontinued operations                    3               -                  (149,967)
                                                          ----------                  ---------
                                                                         ---------                   ---------
Operating profit total                             4                       470,969                     180,567

Exceptional items:
Profit on sale of subsidiary undertaking           5               -                  1,889,877
Costs relating to litigation                       6        (11,584)                  (125,303)
                                                            --------                   --------
                                                                          (11,584)                   1,764,574
                                                                         ---------                   ---------
Profit on ordinary activities before interest                              459,385                   1,945,141

Interest receivable                                                              -                          21
Interest payable                                   7                      (54,116)                    (74,858)
                                                                         ---------                   ---------
Profit on ordinary activities before taxation                              405,269                   1,870,304

Tax on profit on ordinary activities               8                     (133,426)                    (63,072)
                                                                         ---------                   ---------

Profit on ordinary activities after taxation                               271,843                   1,807,232
                                                                         ---------                   ---------

Equity minority interests                                                        -                       3,023
                                                                         ---------                    --------

Retained profit transferred to reserves            19                      271,843                   1,810,255
                                                                          ========                    ========

The group has no recognised gains and losses other than those included in the profits above, and therefore no separate statement of total recognised gains and losses has been presented.



     The notes on pages D-19 to D-29 form part of these financial statements.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

CONSOLIDATED BALANCE SHEET - 31ST DECEMBER 2000

                                                                        2000        2000        1999        1999
                                                          Note       (pound)     (pound)     (pound)     (pound)
                                                          ----
Fixed assets
Intangible Fixed Assets                                    10                     22,401                  25,601
Tangible Fixed Assets                                      11                    578,356                 593,108
                                                                                 -------                 -------
                                                                                 600,757                 618,709
Current assets
Stocks                                                     13         69,053                   63,074
Debtors                                                    14      2,837,111                2,722,235
Cash at bank and in hand                                             139,274                   33,845
                                                                 -----------               ----------
                                                                   3,045,438                2,819,154

Creditors - amounts falling due within one year            15    (3,001,873)              (3,065,384)
                                                                 -----------              -----------
Net current assets/(liabilities)                                                  43,565               (246,230)
                                                                                 -------               ---------
Total assets less current liabilities                                            644,322                 372,479
                                                                                 =======                 =======
Capital and Reserves
Called up share capital                                    18                    100,000                 100,000
Profit and loss account                                    19                    544,322                 272,479
                                                                                 -------                 -------
Equity Shareholders' funds                                 20                    644,322                 372,479
                                                                                 =======                 =======


The financial statements were approved by the board of directors on 9th March, 2001 and were signed on its behalf by:



M. K. Nambiar                                                 Director




G. M. K. Lodhi                                                Director


    The notes on pages D-19 to D-29 form part of these financial statements.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

BALANCE SHEET - 31ST DECEMBER 2000

                                                                        2000        2000        1999        1999
                                                          Note       (pound)     (pound)     (pound)     (pound)

Fixed Assets
Investments                                                12                    299,119                 299,119

Current Assets
Debtors                                                    14          9,933                  14,787
Cash at bank and in hand                                              31,436                   7,681
                                                                   ---------               ---------
                                                                      41,369                  22,468
Creditors: amounts falling due within one year             15      (209,081)               (189,496)
                                                                   ---------               ---------
Net Current Liabilities                                                         (167,712)               (167,028)
                                                                                --------                --------

Total assets less current liabilities                                            131,407                 132,091
                                                                                ========                ========
Capital and Reserves
Called up share capital                                    18                    100,000                 100,000
Profit and loss account                                                           31,407                  32,091
                                                                                --------                --------

Equity Shareholders' funds                                                       131,407                 132,091
                                                                                ========                ========


The financial statements were approved by the board of directors on 9th March, 2001 and were signed on its behalf by:



M. K. Nambiar                                                 Director




G. M. K. Lodhi                                                Director



    The notes on pages D-19 to D-29 form part of these financial statements.

UNITED BREWERIES INTERNATIONAL LIMITED

CONSOLIDATED CASH FLOW STATEMENT

FOR THE YEAR ENDED 31ST DECEMBER 2000

                                                                                           2000                1999
                                                                                        (pound)             (pound)
Net cash inflow/(outflow) from operating activities (Note 27a)                         695,123             (10,113)

Returns on investments and servicing of finance
Interest paid                                                                         (54,116)             (73,649)
                                                                                      --------             --------
Net cash outflow from returns on investments and servicing of finance                 (54,116)             (73,649)

Taxation                                                                              (67,055)             (51,360)

Capital expenditure and financial investment
Payments to acquire tangible assets                                                  (221,700)            (238,809)
Sale of tangible fixed assets                                                            3,250               22,065
                                                                                     ---------            ---------
Net cash outflow for capital expenditure                                             (218,450)            (216,744)


Acquisitions and disposals (note 27d)
Sale of subsidiary undertaking                                                               -              50,000
Cash at bank and in hand disposed of with subsidiary                                         -            (24,150)
                                                                                      --------           ---------
Net cash inflow from disposals                                                               -              25,850

                                                                                      --------           ---------
Net increase/(decrease) in cash in the year                                            355,502           (326,016)
                                                                                      ========           =========


    The notes on pages D-19 to D-29 form part of these financial statements.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

1.       ACCOUNTING POLICIES

         Basis of accounting:
         The financial statements are prepared under the historical cost convention and in accordance with Generally Accepted Accounting Principles (GAAP) applicable in the United Kingdom (UK).

         Reconciliation to US accounting principles - summary of differences between UK and US GAAP: No reconciliation between US GAAP and UK GAAP has been presented. In the opinion of the directors, there are no significant differences in the group's net income and net equity on preparing the 2000 and 1999 financial statements under either UK GAAP or US GAAP.

         Basis of consolidation:
         The consolidated accounts comprise the accounts of the parent undertaking and its subsidiary undertakings for the year ended 31st December 2000.

         Goodwill and intangible fixed assets:
         Goodwill represents purchased goodwill on the acquisition of UBSN Limited, a wholly owned subsidiary. It is valued at the amount by which the cost of UBSN Limited as a whole exceeded the aggregate fair values of its identifiable assets and liabilities at the date of acquisition. The goodwill is being amortised on a straight-line basis over ten years. This is the period over which UBSN Limited holds its brewing licence to carry out its principal activity.

         Depreciation of tangible fixed assets:
         Depreciation is provided on all fixed assets at rates calculated to write off the costs of each asset evenly over its expected useful life as follows:-

                  - Plant and equipment              6 to 7 years
                  - Motor vehicles                   2 to 5 years

         Foreign currency:
         Transactions denominated in foreign currencies are translated at the exchange rate on the transaction date. Balances denominated in foreign currencies are translated at the exchange rate on the balance sheet date.

         Turnover:
         Turnover represents the amounts receivable by the group for goods sold, services supplied and commissions receivable and is stated net of value added tax.

         Stocks:
         Stocks are valued on a first-in, first-out basis at the lower of cost and net realisable value.

         Taxation:
         Corporation tax is provided on taxable profits at current rates. Deferred taxation is provided at appropriate rates on all timing differences using the liability method only to the extent that, in the opinion of the directors, there is a reasonable probability that a liability or asset will crystallise in the forseeable future.

         Pensions:
         The pension costs charged in the financial statements represent the contributions payable by the group during the year.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued


2.       TURNOVER

         The total turnover comprises sales and commissions excluding value added tax.

         The geographic analysis of turnover is as follows:

                                                     2000              1999
                                                  (pound)           (pound)

          United Kingdom                        7,197,991         7,185,099
          Export                                1,144,324         1,011,607
                                                ---------         ---------
                                                8,342,315         8,196,706
                                                =========         =========


3. ANALYSIS OF PROFIT AND LOSS ACCOUNT BETWEEN CONTINUING AND DISCONTINUED OPERATIONS

                                                    Continuing    Acquisitions      Discontinued              Total
                                                          2000            2000              2000               2000
                                                       (pound)         (pound)           (pound)            (pound)
        Turnover                                     8,342,315               -                 -          8,342,315
        Cost of sales                                5,423,592               -                 -          5,423,592
                                                     ---------        --------          --------          ---------
        Gross profit                                 2,918,723               -                 -          2,918,723

        Distribution and selling costs               1,851,646               -                 -          1,851,646
        Administrative expenses                        596,108               -                 -            596,108
                                                     ---------        --------          --------          ---------
        Operating profit                               470,969               -                 -            470,969
                                                     =========        ========          ========          =========

                                                    Continuing    Acquisitions      Discontinued              Total
                                                          1999            1999              1999               1999
                                                       (pound)         (pound)           (pound)            (pound)

        Turnover                                     7,350,109               -           846,597          8,196,706
        Cost of sales                                4,813,017               -           658,105          5,471,122
                                                     ---------        --------          --------          ---------

        Gross profit                                 2,537,092               -           188,492          2,725,584

        Distribution and selling costs               1,554,503               -                 -          1,554,503
        Administrative expenses                        652,055               -           338,459            990,514
                                                      --------        --------          --------           --------
        Operating profit/(loss)                        330,534               -         (149,967)            180,567
                                                       =======         =======           =======            =======

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued


4.       OPERATING PROFIT

                                                                                            2000              1999
                                                                                         (pound)           (pound)
          Operating profit  has been arrived at after charging/(crediting):-
          Amortisation of intangible fixed assets                                          3,200             3,200
          Depreciation of tangible fixed assets                                          235,387           272,232
          Auditors' remuneration - as auditors                                            15,250            24,294
                                 - for non audit services                                 25,830            12,857
          (Profit)/Loss on disposal of tangible fixed assets                             (2,185)            13,563
          Exchange differences                                                          (44,382)           (4,652)
                                                                                         =======           =======

         As permitted by Section 230 of the Companies Act 1985, the profit and loss account of the parent undertaking is not presented as part of these financial statements. The consolidated profit for the financial year includes a deficit of (pound)684, which is dealt with in the financial statements of the parent undertaking.

5.       PROFIT ON SALE OF SUBSIDIARY UNDERTAKING

                                                                                            2000               1999
                                                                                         (pound)            (pound)
        Gain on disposal of subsidiary net liabilities                                         -          2,163,205
        Goodwill previously eliminated against reserves                                        -          (273,328)
                                                                                        --------          ---------
        Profit on sale of subsidiary                                                           -          1,889,877
                                                                                        ========          =========

         On 9th December 1999, the group sold its entire shareholding in UB (Soyco) Limited, a 98% owned subsidiary, for (pound)50,000 in cash.

6.       COSTS RELATING TO LITIGATION

         All remaining matters in issue between the parties have been finally resolved to their satisfaction.


7.       INTEREST PAYABLE

                                                                                            2000              1999
                                                                                         (pound)           (pound)
          Bank overdrafts                                                                 54,116            74,858
                                                                                          ======            ======


8.       TAX ON PROFIT ON ORDINARY ACTIVITIES

                                                                                            2000              1999
                                                                                         (pound)           (pound)
          Corporation Tax on profit for year at 30% (1999 - 30%)                         133,000            63,072
          Prior year adjustment                                                              426                 -
                                                                                         -------            ------
                                                                                         133,426            63,072
                                                                                         =======            ======

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued

9.       DIRECTORS AND EMPLOYEES

         Staff costs during the year were as follows:

                                                                                             2000               1999
                                                                                          (pound)            (pound)
           Wages and salaries                                                             325,017            348,902
           Other pension costs                                                             14,410             14,315
                                                                                          -------            -------
                                                                                          339,427            363,217
                                                                                          =======            =======

         The average monthly number of employees, including directors, during the year was as follows:

                                                                                             2000               1999
                                                                                           Number             Number
           Sales and marketing                                                                 13                 26
                                                                                             ====               ====

10.      INTANGIBLE FIXED ASSETS - Group

                                                                                                           Goodwill
                                                                                                            (pound)
        Cost
        At 1st January 2000 and at 31st December 2000                                                        32,001
                                                                                                             ======
        Aggregate amortisation
        At 1st January 2000                                                                                   6,400
        Charge for the year                                                                                   3,200
                                                                                                             ------
        At 31st December 2000                                                                                 9,600
                                                                                                             ======
        Net Book Value
        At 31st December 2000                                                                                22,401
                                                                                                             ======
        At 31st December 1999                                                                                25,601
                                                                                                             ======

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued

11.      TANGIBLE FIXED ASSETS - Group


                                                                               Plant
                                                                                 and          Motor
                                                                           Equipment       Vehicles         Total
                                                                             (pound)        (pound)       (pound)
          Cost
          At 1st January 2000                                              1,291,990        104,445     1,396,435
          Additions                                                          181,823         39,877       221,700
          Disposals                                                                -       (12,003)      (12,003)
                                                                           ---------       --------     ---------
          At 31st December 2000
                                                                           1,473,813        132,319     1,606,132
          Depreciation                                                     =========        =======     =========

          At 1st January 2000                                                767,385         35,942       803,327
          Charge for year                                                    209,259         26,128       235,387
          Disposals                                                                -       (10,938)      (10,938)
                                                                           ---------       --------     ---------

          At 31st December 2000                                              976,644         51,132     1,027,776
                                                                           =========        =======     =========
          Net Book Value
          At 31st December 2000                                              497,169         81,187       578,356
                                                                           =========        =======     =========

          At 31st December 1999                                              524,605         68,503       593,108
                                                                           =========        =======     =========

12.      FIXED ASSET INVESTMENTS - Company

                                                                                                        Shares in
                                                                                                            group
                                                                                                     undertakings
                                                                                                              and
                                                                                                    participating
                                                                                                        interests
          Cost and Net Book Value at                                                                      (pound)
          1st  January 2000 and 31st  December 2000                                                      299,119
                                                                                                         =======


         The subsidiary undertakings are as follows:-

                                                                   Percentage of
                                                                     equity held
         UBSN Limited            Registered in England                      100%

13.      STOCKS                                                             Group                    Company
                                                                      2000         1999        2000          1999
                                                                   (pound)      (pound)     (pound)       (pound)
          Finished goods and goods for resale                       69,053       63,074           -             -
                                                                    ======       ======      ======        ======

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued


14.      DEBTORS                                                        Group                      Company
                                                                   2000          1999          2000          1999
                                                                (pound)       (pound)       (pound)       (pound)
          Trade debtors:
             Amounts owed by Shepherd Neame Limited            485,068       583,469             -             -
             Other                                           2,244,259     2,047,626             -             -
          Prepayments                                           24,932        21,937         9,933        14,787
          Prepayments and accrued income in respect of
          related parties:
             Amounts owed by Shepherd Neame Limited             82,852        69,203             -             -
                                                             ---------     ---------         -----        ------
                                                             2,837,111     2,722,235         9,933        14,787
                                                             =========     =========         =====        ======

15.      CREDITORS - amounts falling due within one year

                                                                         Group                     Company
                                                                  2000          1999          2000          1999
                                                               (pound)       (pound)       (pound)       (pound)

          Bank overdraft (secured - see note 21)               993,870     1,243,943             -             -
          Trade creditors:
               Amounts owed to Shepherd Neame Limited        1,427,112     1,246,978             -             -
               UB Global Corporation Limited                         -        64,023        19,975             -
               Others                                          107,827       103,453             -             -
          Corporation tax                                      135,464        69,094             -            72
          Other taxation and social security                    76,518        35,395        13,163        11,764
          Accruals:
               Amounts owed to Shepherd Neame Limited          135,466       159,212             -             -
               American United Breweries Inc                    41,292        38,386             -             -
               Other                                            70,906        88,865         6,400         5,500
          Other creditors                                       13,418        16,035        13,418        16,035
          Loan from subsidiary undertaking UBSN Ltd                  -             -       156,125       156,125
                                                             ---------     ---------       -------       -------
                                                             3,001,873     3,065,384       209,081       189,496
                                                             =========     =========       =======       =======

16.      PENSION COSTS

         The group operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the company in an independently administered fund. The pension cost charge represents contributions payable by the company to the fund and amounted to (pound)14,410 (1999 - (pound)14,315).


17.      DEFERRED TAXATION

         The full potential liability for 2000 is (pound)4,000 (1999 - (pound)12,000) in respect of capital allowances carried forward which has not been provided for in the accounts.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued

18.      CALLED UP SHARE CAPITAL - Company and Group
                                                                      Authorised             Allotted, called up
                                                                      and Issued               and partly paid
                                                                  2000          1999          2000          1999
                                                                   No.           No.           No.           No.
          100,000 Ordinary shares of (pound)1 each             500,000       500,000       100,000       100,000
                                                               -------       -------       -------       -------
                                                               500,000       500,000       100,000       100,000
                                                               =======       =======       =======       =======

19.      PROFIT AND LOSS ACCOUNT - Group
                                                                                                          (pound)

         At 1st January 2000                                                                             272,479
         Retained profit for year                                                                        271,843
                                                                                                         -------
         At 31st December 2000                                                                           544,322
                                                                                                         =======

20.      RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS - Group

                                                                                             2000           1999
                                                                                           (pound)        (pound)
         Profit after taxation for the financial year                                      271,843     1,810,255
                                                                                           -------     ---------

         Net addition to shareholders' funds                                               271,843     1,810,255
         Opening shareholders' funds                                                       372,479    (1,437,776)
                                                                                           -------     ---------
         Closing shareholders' funds                                                       644,322       372,479
                                                                                           =======       =======

21.      CONTINGENT LIABILITIES

         The company acts as a surety for the obligations on a lease of premises acquired by UB (Soyco) Limited (a former subsidiary undertaking) for the term of twenty years from 24th June 1999 at an annual rental of (pound)61,500.

22.      BANK OVERDRAFT

         The bank overdraft is secured by a fixed and floating charge over the assets of UBSN Limited. The maximum facility available to the group is (pound)1,250,000. This facility is available on an on-going basis and is repayable on demand. Interest is calculated on a daily basis at 1.5% above the bank's base rate.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued


23.      OPERATING LEASE COMMITMENTS

         Financial commitments under non-cancellable operating leases will result in the following payments falling due in the next financial year:

                                                            2000          1999
                                                        Land and      Land and
                                                       buildings     buildings
                                                         (pound)       (pound)

           Expiring:
           Within two to five years                        7,000         7,000
                                                           =====         =====


24.      ULTIMATE PARENT UNDERTAKING AND CONTROL

         The directors consider the company's ultimate parent undertaking to be Inversion Mirabele S.A., a company incorporated in Panama.

         Prior to the balance sheet date, a conditional sale/purchase agreement had been entered into by the ultimate parent company. As at the balance sheet date this transfer of shareholding had not occurred.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued


26.      RELATED PARTY TRANSACTIONS

         During the year the group had the following transactions with its related parties:

                                                          Nature of                        2000                1999
                                                       relationship                     (pound)             (pound)
         Shepherd Neame Limited                        Common trade
         (Company registered in the UK)
         Sales                                                                          990,220             699,493
         Freight cost                                                                   312,241             240,590
         Commission payable                                                              94,229              63,227
         Purchases                                                                    5,276,064           4,625,586

         Galaxy International Limited             Common commercial
         (Company registered in the UK)                   interests
         Management charge payable                                                       17,000             103,547

         UB Global Corporation Limited                 Mutuality of
         (Subsidiary of United Breweries                   interest
         Limited of India registered in India)
         Purchases                                                                       70,278              96,009

         American United Breweries Inc                 Mutuality of
         (Company registered in the USA)                   interest
         Commission/advertising payable                                                 166,762             125,492

         United Breweries Limited                     Licence owner
         (Company registered in India)
         Royalty payable                                                                  5,960               5,227


         As a result of the trading and other activities with related parties, the following balances remained outstanding as at 31st December 2000.

                                                                                           2000                 1999
                                                                                        (pound)              (pound)
         Amounts owed by Shepherd Neame Limited                                          485,068             652,672
         Amounts owed to Shepherd Neame Limited                                        1,427,112           1,246,978
         Amounts owed to UB Global Corporation Ltd                                             -              64,023
         Amounts owed to Galaxy International Limited                                     19,975                   -
         Amounts owed to United Breweries Limited                                          5,960               5,227
         Accruals - Shepherd Neame Limited                                               135,466             159,212
                         - American United Brewers Inc                                    41,292              38,386


UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued

27.      CASH FLOW STATEMENT

a.       RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW/(OUTFLOW)
              FROM OPERATING ACTIVITIES

                                                                                                  2000       1999
                                                                                               (pound)    (pound)
             Operating profit                                                                  470,969    180,567
             Depreciation charges                                                              235,387    235,315
             Amortisation charges                                                                3,200      3,200
             (Profit)/loss on disposal of tangible assets                                      (2,185)    (4,241)
             (Increase)/decrease in stocks                                                     (5,979)     48,346
             (Increase) in debtors                                                           (110,894)  (253,078)
             Increase/(decrease) in creditors                                                  116,209  (244,886)
             Costs relating to litigation                                                     (11,584)  (125,303)
             Operating loss in respect of discontinued activities                                    -    149,967
                                                                                              --------   --------
             Net cash inflow/(outflow) from continuing operating activities                    695,123   (10,113)
                                                                                               =======    =======

b.       ANALYSIS OF CHANGES IN NET DEBT

                                                                   At 1st January       Cash     At 31st December
                                                                             2000      Flows                 2000
                                                                          (pound)    (pound)              (pound)
                  Net cash:
                  Cash  at bank and in hand                                33,845    105,429              139,274
                  Bank overdrafts                                     (1,243,943)    250,073            (993,870)
                                                                      -----------    -------            ---------
                                                                      (1,210,098)    355,502            (854,596)
                                                                      ===========    =======            =========

c.       RECONCILIATION OF NET CASH FLOW MOVEMENT TO MOVEMENT IN NET DEBT

                                                                                          2000                 1999
                                                                                       (pound)              (pound)
           Increase/(Decrease)  in  cash  in  the
           period and change in net debt                                              355,502            (326,016)

           Opening net debt                                                        (1,210,098)            (884,082)
                                                                                   -----------          -----------
           Closing net debt                                                          (854,596)          (1,210,098)
                                                                                     =========          ===========


d.       CASH FLOWS IN RESPECT OF DISPOSAL OF SUBSIDIARY UNDERTAKING IN 1999

         On 9th December 1999, a 98% owned subsidiary, UB (Soyco) Limited, was disposed of through the transfer of the groups entire shareholding, for the consideration of (pound)50,000 in cash. The fair values of UB (Soyco) Limited's identifiable assets and liabilities at the date of disposal were as follows:
                                                                   (pound)

           Fixed assets                                            404,700
           Stocks                                                  117,861
           Debtors                                                 191,583
           Cash at bank and in hand                                 24,150
           Trade creditors                                       (113,634)
           Other creditors                                     (2,350,932)
                                                               -----------
                                                               (1,726,272)
           Minority interests                                       34,525
                                                               -----------
                                                               (1,691,747)
                                                               ===========

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

DETAILED CONSOLIDATED PROFIT AND LOSS ACCOUNT
Year ended 31 December 2000

                                                                                              2000                    1999
                                                                                           (pound)                 (pound)
GROSS PROFIT
Sales and commissions                                                                    8,342,315               8,196,706
Cost of sales                                                                          (5,423,592)             (5,471,122)
                                                                                         ---------             -----------

Gross profit                                                                             2,918,723               2,725,584
                                                                                         ---------             -----------

DISTRIBUTION AND SELLING EXPENSES
Freight                                                                                    446,690                 329,185
Advertising and promotional expenses                                                       569,930                 497,093
Sales commission                                                                           205,405                 141,228
Dispense equipment repairs                                                                 178,012                 152,073
Operational expenses                                                                       273,205                 207,385
Sponsorship                                                                                 58,062                 127,049
Other distribution and selling                                                             120,342                 100,490
                                                                                         ---------             -----------
                                                                                         1,851,646               1,554,503
                                                                                         ---------             -----------

GENERAL AND ADMINISTRATIVE EXPENSES
Management fees                                                                             17,000                 103,547
Audit and taxation fees                                                                     41,080                  37,151
Postage and stationery                                                                       5,552                   5,660
Bad debt provision                                                                          25,000                  50,687
Depreciation/profit on asset disposal                                                      233,202                 285,701
Amortisation                                                                                 3,200                   3,200
Exchange rate differences                                                                 (44,382)                 (4,652)
Operational expenses                                                                       251,255                 429,517
Royalties payable/receivable                                                                 5,960                   1,846
Miscellaneous                                                                               58,241                  77,857
                                                                                         ---------             -----------

                                                                                           596,108                 990,514
                                                                                         ---------             -----------
FINANCE COSTS
Bank interest received                                                                           -                    (21)
Bank interest paid and charges                                                              54,116                  74,858
                                                                                         ---------             -----------

                                                                                            54,116                  74,837
                                                                                         ---------             -----------

EXCEPTIONAL ITEMS
Sale of subsidiary undertaking                                                                   -             (1,889,877)
Litigation costs                                                                            11,584                 125,303
                                                                                         ---------             -----------

                                                                                            11,584               1,764,574
                                                                                         ---------             -----------

Profit on ordinary activities before taxation                                              405,269               1,870,304
                                                                                         =========             ===========

                                  SUPPLEMENT E

                                (Proposal No. 2)

                                BYLAW AMENDMENT

Following is the entire text of Article II, Section 2.2 of the Company's ByLaws, as it now exists and as the Board of Directors proposes to amend it. Material which would be changed by the proposed amendment is indicated by strikethrough, like this: seven (7) while material to be added is contained within brackets and printed in bold type, like this: [nine (9)]. Except as shown below, no changes would be made to the text of this Bylaw if Proposal No. 2 is adopted by the Shareholders.

        2.2     Number.


                The number of the corporation's directors shall not be less than five (5) and not more than seven (7) [nine (9)]. The number of directors shall be fixed, within the foregoing limits, by resolution of the board of directors or the shareholders. After the issuance of shares, no amendment to this Section
2.2 reducing the number of directors to a number below five (5) shall be enacted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote.

                                  SUPPLEMENT F

                                (Proposal No. 4)


         Following is the entire text of the Company's 1994 Stock Option Plan, as it now exists and as the Board of Directors proposes to amend it. Material which would be changed by the proposed amendment is indicated by strikethrough, like this: 200,000 shares while material to be added is contained within brackets and printed in bold type, like this: [1,000,000 shares]. Except as shown below, no changes would be made to the text of this Stock Option Plan if Proposal No. 4 is adopted by the Shareholders.




                         MENDOCINO BREWING COMPANY, INC.
                             1994 STOCK OPTION PLAN


1.       DEFINITIONS.

         As used in this Plan, the underlined terms set forth below have the meanings set forth in this Article 1.

         "Administrator" means the Board or any of its Committees appointed pursuant to Article 10.

         "Affiliate" means a parent or subsidiary corporation of the Company, whether now or hereafter existing, as defined in Sections 424(e) and (f) of the Code, respectively.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means the applicable committee appointed by the Board under
Article 10.

         "Common Stock" means the common stock of the Company.

         "Company" means Mendocino Brewing Company, Inc., a California corporation.

         "Consultant" means

              (a) any persons, including an advisor, who is engaged by the Company or any Affiliate to render services, either on a continuous or project-by-project basis, who is compensated for such services, but who is not an Employee; and

              (b) any director who is not an Employee, regardless of whether the director is compensated for such services.

         "Control Person" means a person who directly or indirectly controls, is controlled by or is under common control with the Company.

         "Corporate Transaction" means

              (a) a merger in which the shares of the Company outstanding immediately before the merger, or in which shares of the surviving entity issued with respect to shares of the Company outstanding immediately before the merger, represent 50% or less of the combined voting power of all of the Company's outstanding stock;

              (b) the sale, transfer, or other disposition of all or substantially all of the assets of the Company; or

              (c) any other corporate reorganization or business combination in which the beneficial ownership of 50% or more of the combined voting power of all of the Company's outstanding stock is transferred.

         "Employee" means any person, including an officer or director, employed by the Company or any Affiliate. The payment of a director's fee by the Company does not by itself constitute employment.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" means, as of any date:

              (a) the closing sales price (or the closing bid, if no sales were reported), as quoted on a stock exchange or national market system (including without limitation the Nasdaq National Market System), for the last market trading day most recently in the Wall Street Journal or such other source as the Administrator deems reliable; or

              (b) if (a) does not apply, the mean between the high and low asked prices for the Common Stock regularly quoted by a recognized securities dealer during the previous 30 days; or

              (c) if (a) and (b) do not apply, the value determined in good faith by the Administrator.

         "Incentive Option" means an Option intended to qualify as an incentive stock option within the meaning of Code Section 422.

         "Nonstatutory Option" means an Option not intended to qualify as an Incentive Option.

         "Option" means an option to purchase Common Stock granted pursuant to this Plan.

         "Option Agreement" means a written agreement, signed by the Optionee and a duly authorized representative of the Company, evidencing the grant of an Option.

         "Optionee" means an Employee or Consultant who receives an Option.

         "Outside Director" means a member of the Board who is not an Employee or an officer of the Company or any Affiliate.

         "Plan" means this 1994 Stock Option Plan.

         "Rule 16b-3" means Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended.

         "Share" means a share of the Common Stock, as adjusted in accordance with Article 9.

         "Tax Date" means the date on which the amount of any tax to be withheld upon exercise of an Option is to be determined.

         "Termination of Employment" means the interruption or termination of the employment relationship by the Company or any Affiliate for any reason including resignation, discharge, death, or retirement, but does not include a termination where there is a simultaneous reemployment of the Optionee by the Company or an Affiliate as an Employee or, in the sole discretion of the Administrator, as a Consultant. Employment is not considered to be interrupted by

              (a)  sick leave;

              (b)  military leave;

              (c) any other leave of absence for 90 days or less approved by the Board, unless reemployment upon the expiration of such leave is guaranteed by contract or statute; or

              (d) transfers between locations of the Company or between the Company and its Affiliates or successor.

         For Consultants, "Termination of Employment" means ceasing to render services on at least a periodic basis. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions to Termination of Employment.

2.       PURPOSE.

         The purpose of this Plan is to advance the interests of the Company by giving the Company's Employees and Consultants incentive through ownership of the Company's stock to continue in the service of the Company and thereby to help the Company compete effectively with other enterprises for the services of qualified individuals. Options granted under this Plan may be Incentive Options or Nonstatutory Options, as determined by the Administrator at the time of grant of any Option and subject to the applicable provisions of Code Section 422, the regulations promulgated thereunder, or another relevant provisions of the Code and regulations.

3.       STOCK SUBJECT TO THIS PLAN.


         Subject to the adjustment as provided in Article 9, the Company may issue Options to purchase up to 200,000 Shares [1,000,000 Shares]. Options that terminate for any reason other than exercise may be issued again in the future unless this Plan has been terminated. The Company shall at all times reserve for issuance pursuant to this Plan a number of its authorized but unissued Shares equal to the number of Shares issuable pursuant to this Plan. Exercise of an Option shall decrease the number of Shares available, both under this Plan and under the Option, by the number of Shares as to which the Option is exercised.


4.       TERM OF PLAN.

         This Plan shall become effective upon its adoption by the Board. Within 12 months after the date of such adoption, this Plan shall be approved by the shareholders in the Company in the degree and manner required under applicable state and federal law. No option shall become exercisable unless and until such shareholder approval has been obtained. Unless sooner terminated under Article 9 or 10, this Plan shall terminate upon the earlier of (a) the tenth anniversary of its adoption by the Board or (b) the date on which all Shares available for issuance under this Plan have been issued. Any Option outstanding under this Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of this Plan.

5.       ELIGIBILITY.

         The Company may grant Nonstatutory Options to Employees and Consultants, except that Outside Directors who serve as Administrator under
Section 10.1 are eligible to receive Option grants only in accordance with
Article 8. The Company may grant Incentive Options only to Employees. The Company may grant eligible Optionees additional Options.

6.       TERMS OF OPTIONS.

         6.1 Written Agreements. Grants of Options shall be evidenced by an Option Agreement, which shall contain the provisions that this Plan requires and may contain additional provisions that do not conflict with this Plan as the Administrator deems appropriate. Option Agreements need not have identical terms. Each Option Agreement shall be subject to this Plan.

         6.2 Term of Option. The term of each Option shall be no more than 10 years from the date of grant. The term of an Option granted to person who, at the time the Option is granted, owns (as that term is defined in Code Section 424(d)) stock representing more than 10% of the combined voting power of all classes of stock of the Company or any Affiliate shall be no more than 5 years from the date of grant.

         6.3 Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, but in no event shall the per Share exercise price of an Incentive Option be less than the Fair Market Value per Share on the date of grant, and in no event shall the per Share exercise price of a Nonstatutory Option be less than 85% of the Fair Market Value per Share on the date of grant. In the case of an Option granted to an Employee who, at the time of the grant of such Option, owns, as that term is defined in Section 424(d) of the Code, stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

         6.4  Termination of Employment.


              6.4.1 General Rule. Unless determined otherwise by the Administrator pursuant to Section 6.6, to the extent not already expired or exercised, and except as provided otherwise by this Section 6.4, every Option shall terminate at the earlier of:

                     (a) the expiration date as set forth in the Option Agreement; or

                     (b) 3 months after Termination of Employment for reasons other than death or disability;

         An Option shall be exercisable after Termination of Employment only to the extent that it was exercisable on the date of Termination of Employment. Upon the expiration of the period of exercisability after Termination of Employment or (if earlier) upon the expiration of the Option term, the Option shall terminate.

              6.4.2 Death or Disability. If Termination of Employment is due to the Optionee's death or disability (as defined in Code
Section 22(e)(3)), unless determined otherwise by the Administrator pursuant to
Section 6.6, the Option, to the extent not already expired or exercised, shall terminate at the earlier of (a) the expiration date as set forth in the Option Agreement, or (b) one year after the date of the Optionee's disability or death. In the event of the death of the Optionee, the Option shall be exercisable by the Optionee's estate or any person who acquired the right to exercise the Option by bequest or inheritance.

              6.4.3  Special Rule for Incentive Options. For purposes of this
Section 6.4, the limited period of exercisability of Incentive Options following Termination of Employment shall be measured from the date the Optionee ceased to be Employee.

              6.4.4 Change of Status from Employee to Consultant. Unless the Administrator determines otherwise in its sole discretion, following termination of an Optionee's employment with the Company or an Affiliate as an Employee where there is a simultaneous reemployment of the Optionee by the Company or an Affiliate as a Consultant, any Incentive Options held by the Optionee shall, at the time the options would otherwise have terminated pursuant to subsection 6.4.1, instead convert to Nonstatutory Options.

         6.5 Extension of Exercise Period. The Administrator may at any time extend the expiration date of an Option following the Optionee's Termination of Employment beyond the periods specified in Section 6.4, but not beyond the expiration date set forth in the Option Agreement. Unless the Optionee agrees to convert an Incentive Option into a Nonstatutory Option or the Option will continue to meet the requirements of an Incentive Option, the Administrator may not:

              (a) extend the expiration date of an Incentive Option after the Company has granted the Option, or

              (b) extend the expiration date of an Incentive Option, beyond one year after Termination of Employment by reason of death or disability or 3 months after Termination of Employment for other reasons.

         6.6 Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee.

         6.7 Type of Option. Each Option Agreement shall clearly state whether or not the Option is intended to qualify as an Incentive Option. If only a portion of an Option is intended to so qualify, (a) the Option Agreement shall so state, and (b) the Option Agreement shall not require that the number of Incentive Options exercised reduces the size the Nonstatutory Option portion, or vice-versa.

         6.8 Limitation on Incentive Options. The aggregate Fair Market Value of the Shares for which one or more Incentive Options granted to a single Employee under this Plan (or any other Incentive Option plan of the Company or any Affiliate) may for the first time become exercisable as Incentive Options under the Code during any one calendar year shall not exceed $100,000 or such other amount as may be permitted under subsequent amendments to Code Section
422. To the extent that any two or more Incentive Options violate this limitation, the excess Options shall be treated as Nonstatutory Options. For purposes of this Section 6.9, Incentive Options shall be taken into account in the order in which they are granted, and the Fair Market Value of the Shares shall be determined as of the time the Options with respect to such Shares are granted.

         6.9 Time of Granting Options. The date the Company is deemed to grant an Option shall, for all purposes, be the date on which the Administrator decides to grant the Option, or such other date as the Administrator may designate. The Administrator shall notify each Employee or Consultant to whom an Option is granted within a reasonable time after the date of grant.

         6.10 No Employment Agreement. No Option Agreement, nor anything contained in this Plan, shall confer upon any Optionee any right of employment or consulting relationship with the Company or interfere in any way with the right of the Optionee or the Company to terminate such employment or consulting relationship at any time, with or without cause.

         6.11 Notice of Disqualifying Disposition of Incentive Options. Optionees shall give the Company written notice of any disposition of any Share acquired pursuant to exercise of an Incentive Option if the disposition occurs within (a) two years of the date the Option was granted or (b) one year of the date the Optionee purchased the Share, whichever occurs later. A disposition includes any sale, exchange, gift, or other transfer or attempted transfer of legal title. The notice shall include the Optionee's name, the number of Shares disposed of, and the dates and prices the Shares were acquired and disposed of. Failure to give such notice may result in the Company's failure to claim income tax deductions with respect to the issuance of the Shares.

         6.12 Adjustments to Option Rights. Subject to the general limitations of this Plan, the Administrator may adjust the exercise price, term, or any other provision of an Option (other than Options granted pursuant to Article 8) by canceling and regranting the Option or by amending or substituting the Option. Options that have been so adjusted may have higher or lower exercise prices, have longer or shorter terms, or be subject to different rights and restrictions than prior Options. The Administrator may also adjust the number of Options granted to an Optionee by canceling outstanding Options or granting additional Options. Except for adjustments necessary to ensure compliance with any applicable state or federal law, no such adjustment shall impair an Optionee's rights under any Option Agreement without the consent of the Optionee.

7.       EXERCISE OF OPTIONS.

         7.1 When Options Become Exercisable. Options shall be exercisable in cumulative annual increments of at least 20% per year over five years from the date the Options are granted, but otherwise at such times and under such conditions as the Administrator may determine. Exercisability may also depend upon satisfaction of performance criteria by the Company and/or the Optionee. Options granted to officers and directors of the Company shall not be exercisable in whole or in part until six months after the date of grant. No Option shall be exercisable until the Company and the Optionee sign an Option Agreement acceptable to the Company.

         7.2 No Fractional Shares. An Option may not be exercised for a fraction of a Share.

         7.3 Exercise Procedure. An Option is exercised when the person entitled to exercise the Option gives written notice of exercise to the Company in accordance with the terms of the Option the Company receives full payment for the Shares issuable upon such exercise. Full payment may consist of any consideration and method of payment allowable under Section 7.4 of this Plan, subject to the approval of the Administrator. Notwithstanding the exercise of an Option, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such Shares until the Company issues a stock certificate evidencing the Shares and the transfer agent makes an appropriate entry on the stock record books of the Company. The Company shall issue a stock certificate promptly upon valid exercise of an Option.

         7.4 Payment for Shares. The Administrator shall determine the consideration to be paid and the method of payment for Shares to be issued upon exercise of an Option. Unless the Optionee agrees to convert an Incentive Option into a Nonstatutory Option or the Option will continue to meet the requirements of an Incentive Option, the Administrator shall not change the consideration to be paid or the method of payment after the date of grant. Consideration to be paid for Shares may consist entirely of

              (a)  cash;

              (b)  check;

              (c)  promissory note;

              (d)  other Shares which

                   (i) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and

                   (ii) have a Fair Market Value on the date of surrender
                        equal to the aggregate exercise price of the Shares as to which the Option is exercised;

              (e) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price;

              (f)  any other lawful consideration; or

              (g)  any combination of the foregoing methods of payment.

Unless the Company becomes a Delaware corporation, the Company shall not extend or guarantee credit to any Optionee in connection with an Option exercise in excess of the amount equal to the sum of the total aggregate exercise price of the Options exercised plus any federal and state income and employment tax liability incurred by the Optionee in connection with the Option exercise. If the Company becomes a Delaware corporation, the Company shall not extend or guarantee credit to the Optionee in connection with an Option exercise in excess of the amount equal to the sum of that portion of the total aggregate exercise price of the Options exercised that exceeds the amount determined to be capital under Section 154 of the Delaware General Corporation Law plus any federal and state income and employment tax liability incurred by the Optionee in connection with the Option exercise.

         7.5 Withholding Tax Obligations. At the time of exercise of an Option, the Optionee shall pay to the Company by bank cashier's check or other form of payment acceptable to the Company, all applicable federal and state withholding and employment taxes as determined by the Company in its sole discretion. If authorized by the Administrator in its sole discretion, and if the Option has been held for six months or more, any Optionee may elect to have the Company withhold from the Shares to be issued upon exercise of the Option a number of Shares having a Fair Market Value as determined on the Tax Date equal to the amount required to be withheld. All such elections shall be in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

              (a) the Optionee must make the election on or before the applicable Tax Date;

              (b) once made, the election shall be irrevocable as to the particular Shares with respect to which the election is made;

              (c) all elections shall be subject to the consent or disapproval of the Administrator; and

              (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange act with respect to Plan transactions.

8.       DISINTERESTED ADMINISTRATORS.

         Members of the Board who serve as Administrator under Section 10.1 shall not be eligible to receive any additional options under this Plan or any other stock plan of the Company or any Affiliate, except as permitted by Rule 16b-3.

9.       ADJUSTMENTS OF AND CHANGES IN STOCK.

         9.1 Adjustments. Subject to any required action by the shareholders, the number of Shares covered by each outstanding Option, the number of additional Shares eligible for issuance under this Plan, and the per Share exercise price shall be proportionately adjusted upon any change in the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of Shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration, unless the change results in the termination of all outstanding Options. The Administrator shall make the adjustments. The Administrator's adjustments shall be final, binding, and conclusive. Except as expressly provided in this Plan, no issuance of stock of any class, or of securities convertible into stock of any class, shall affect the number or exercise price of Shares subject to outstanding Options.

         9.2  Dissolution. The Board shall notify the Optionees at least fifteen
(15) days before any proposed dissolution or liquidation of the Company. The outstanding unexercised Options shall terminate immediately before the dissolution or liquidation of the Company.

         9.3 Corporate Transactions. Upon the consummation of a Corporate Transaction, all outstanding Options shall terminate to the extent not previously exercised or assumed by the successor corporation or its parent. Notwithstanding the foregoing, the Company may, in its discretion, at any time within 30 days before any scheduled closing of a Corporate Transaction, cancel all outstanding Options and pay to each Optionee (a) the estimated amount per Share that the Optionee would receive at the closing with respect to any Shares the Optionee would receive upon exercise immediately before the closing of all Options that would be exercisable on the closing date, minus (b) the aggregate exercise price of the exercisable Options. The Company may withhold from such amount any taxes that the Company is required to withhold.

         9.4 Other Changes. Upon any other relevant change in the capitalization of the Company, the Administrator may, as it deems appropriate, provide for an equitable adjustment in the number of Shares then subject to this Plan and to any outstanding Options, and to the exercise price of outstanding Options.

         9.5 No Fractional Shares. No right to purchase fractional Shares shall result from any adjustment to outstanding Options pursuant to this Article. Upon any such adjustment, the number of Shares subject to outstanding Options of each Optionee shall be rounded down to the nearest whole Share. The Company shall give notice of any adjustment to each holder of Options that have been so adjusted. Such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

10.      ADMINISTRATION OF PLAN.

         10.1 Administration With Respect to Directors and Officers. With respect to grants of Options to officers or directors of the Company, this Plan shall be administered by (a) the Board if the Board may administer this Plan in compliance with Rule 16b-3, or (b) a Committee of the Board, which shall be constituted in such a manner as to permit this Plan to comply with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of such Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer this Plan, all to the extent permitted by Rule 16b-3.

         10.2 Administration With Respect to Consultants and Other Employees. With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, this Plan shall be administered by (a) the Board or (b) a Committee of the Board, which shall be constituted in such a manner as to satisfy the legal requirements relating to the grant of Options and the administration of Incentive Option plans. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of such Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer this Plan, all to the extent permitted by applicable law.

         10.3 Multiple Administrative Bodies. If permitted by Rule 16b-3, this Plan may be administered by different bodies with respect to directors, non-director officers, and Employees and Consultants who are neither directors nor officers.

         10.4 Powers of the Administrator. Subject to the provisions of this Plan and in the case of a Committee, the specific duties delegated by the Board to the Committee, the Administrator shall have the authority, in its discretion:

               (a)  to determine the Fair market Value of the Common Stock;

               (b) to select the Employees and Consultants to whom Options may from time to time be granted under this Plan;

               (c)  to determine whether Options are granted;

               (d) to determine the number of Shares to be covered by each Option;

               (e) to approve forms of Option Agreement for use under this Plan;

               (f) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Option granted under this Plan (including, but not limited to, the exercise price and any restriction or limitation on any Option and/or the Shares relating thereto, based in each case on such factors as the Administrator may determine, in its sole discretion);

               (g) to determine whether and under what circumstances an Option may be settled in cash instead of Common Stock under
                    Section 10.5;

               (h)  to adopt rules and regulations for implementing this Plan;

               (i)  to interpret this Plan; and

               (j) to take such other action as is appropriate to the administration of this Plan.

         10.5 Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator may establish and communicate to the Optionee at the time that the offer is made.

         10.6 Rule 16b-3. Unless the Board determines otherwise in a specific case, Options granted to persons subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required to qualify for the maximum exemption from Section 16(b) of the Exchange Act with respect to Plan transactions. In no event shall the Board take any action that would violate
Section 10.1 of this Plan.

         10.7 Effect of Administrator's Decision. All decisions, determinations, and interpretations of the Administrator shall be final and binding on all Optionees and any other persons having an interest in any Options.

11.      AMENDMENT AND TERMINATION OF THE PLAN.

         11.1 Amendment and Termination. The Board may at any time amend, suspend, or terminate this Plan. Amendments to this Plan shall be subject to shareholder approval to the extent such approval is necessary to enable this Plan to comply with Rule 16b-3, Code Section 422, or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange if the Company is then subject to such requirements.

         11.2 Effect of Amendment or Termination. Except as provided in this Plan or in an Option Agreement, no amendment, suspension, or termination of this Plan shall alter or impair the rights of any Optionee under any Option outstanding at the time without the written consent of the Optionee.

         11.3  Amendments Required by Code. Notwithstanding the provisions of
Section 11.2, the Board hereby reserves the right to amend or modify this Plan and any Options outstanding to the extent necessary to qualify Options for such favorable federal income tax treatment as may be afforded employee stock options under Code Section 422 and regulations subsequently promulgated thereunder.

12.      CONDITIONS UPON ISSUANCE OF SHARES.

         The Company shall obtain all approvals and permits required by regulatory authorities who have jurisdiction over this Plan, the Options, or the Shares (including, without limitation, any stock exchange or market upon which the Shares may then be listed or traded) before implementing this Plan, granting Options, or issuing Shares. The inability of the Company to obtain any such approvals or permits shall relieve the Company of any liability for failing to grant Options or issue Shares with respect to which such approval or permit has not have been obtained. As a condition to the exercise of an Option, the

Company may require the person exercising such Option to represent and warrant at the time of exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any applicable exemption from registration or qualification under federal or state law.

13.      INFORMATION TO OPTIONEES.

         The Company shall provide each Optionee, during the period for which the Optionee has one or more Options outstanding, copies of all annual reports and other information that the Company provides to its shareholders. This
Article 13 shall not be construed to require the Company to provide such information to employees whose duties in connection with the Company assure their access to equivalent information.

14.      TAX STATUS.

         The Company does not hereby, nor by way of any plan, document, Option Agreement, or otherwise, represent or warrant to any person, including the Optionees, that the grant or exercise of an Option or the subsequent disposition of Shares obtained by the exercise of an Option pursuant to this Plan, or any other aspect of this Plan, will have any particular tax effect. Optionees are responsible for understanding the tax effects of the Options on them.

15.      PLAN GOVERNS.

         If there is any inconsistency between this Plan and any documents related to this Plan, including any Option Agreement, this Plan shall govern. Nothing contained in this Plan shall be construed to constitute, or be evidence of, any right in favor of any person to receive Options.

16.      APPLICABLE LAW; SEVERABILITY.

         This Plan shall be governed and construed in all respects in accordance with the laws of the State of California excluding its conflict of laws rules to the extent such rules would apply the law of another jurisdiction. Incentive Options granted under this Plan shall be interpreted and administered in accordance with Code Section 422. If any provision is susceptible of more than one interpretation, it shall be interpreted in a manner consistent with this Plan being an Incentive Option plan. If any provision of this Plan is found by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective.

                                  SUPPLEMENT G

                                (Proposal No. 5)


         Following is the entire text of the Company's Articles of Incorporation, as they now exist and as the Board of Directors proposes to amend them. Material which would be changed by the proposed amendment is indicated by strikethrough, like this: 20,000,000 shares while material to be added is contained within brackets and printed in bold type and underlined, like this:
[30,000,000] shares. Except as shown below, no changes would be made to the text of these Articles of Incorporation if Proposal No. 5 is adopted by the Shareholders.


                              AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                         MENDOCINO BREWING COMPANY, INC.
                      ------------------------------------


                                    ARTICLE 1
                                      NAME

         The name of the corporation is:  MENDOCINO BREWING COMPANY, INC.


                                    ARTICLE 2
                                     PURPOSE

         The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California, other than the banking business, the trust company business, or the practice of a profession permitted to be incorporated by the California Corporations Code.



                                    ARTICLE 3
                            INITIAL AGENT FOR SERVICE

         The name and address in the State of the corporation's initial agent for service of process is:
                                  Norman Franks
                              13351 Hwy. 101 South
                                Hopland, CA 95449


                                    ARTICLE 4

                                    ARTICLE 3
                                AUTHORIZED SHARES



        Section 4.1 [3.1] Classes of Stock. The corporation is authorized to issue two classes of shares designated "Common Stock" and "Preferred Stock," respectively. The corporation shall have the authority to issue a total of 20,000,000 [30,000,000] shares of Common Stock and 2,000,000 [10,000,000] shares of Preferred Stock. The Common Stock is sometimes referred to as "Common Shares" and the Preferred Stock is sometimes referred to as "Preferred Shares." Holders of Common Shares are sometimes referred to as "Common Shareholders" and holders of Preferred Shares are sometimes referred to as "Preferred Shareholders."

         Section 4.2 [3.2] Authorized Series of Preferred Stock. Of the total authorized share [shares] of Preferred Stock, 275,000 shares are designated Series A Preferred Stock ("Series A Shares"). Holders of the Series A Shares are sometimes referred to herein as "Series A Shareholders."

         Section 4.3 [3.3] Undesignated Series of Preferred Stock. Any remaining undesignated shares of Preferred Stock may be divided into such number of additional Series as the Board of Directors may determine. The Board of Directors is authorized to determine and alter the rights, preferences, privileges, and restrictions granted to and imposed upon any wholly unissued series of Preferred Stock, to fix the number of shares of any series of Preferred Stock, and to set the designation of any series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease the number of shares of any Series after shares of that series have been issued. The Board of Directors may not, however, reduce any series below the number of shares of such series then outstanding.


                                  ARTICLE 5 [4]
                                    DIVIDENDS

        Section 5.1 [4.1 Dividends on Series A] Preferred Share Rates [Stock]. The Series A Shareholders shall receive dividends equal in the aggregate to $1.00 per Series A Share before any dividend is paid on the Common Shares or any other series of Preferred Shares (the "Preferred Dividend"). When the entire Preferred Dividend has been paid, the Series A Shares shall automatically be cancelled and shall cease to be outstanding for all purposes, and the Series A Shares shall resume the status of authorized but unissued and undesignated Preferred Shares. Stock.

         Section 5.2 [ 4.2 Dividends on Other Series of Preferred Stock. The Board of Directors shall have the authority, consistent with the provisions of
Section 3.3, above, to fix the dividends and dividend preferences of any series of Preferred Stock other than the Series A Preferred Stock; provided that so long as any share of Series A Preferred Stock remains outstanding no series of Preferred Stock may be granted dividend rights which are senior to those of the Series A Preferred Stock.

         Section 4.3] Dividends on Common Shares. The corporation may pay dividends with respect to the Common Shares if and only if the corporation has paid the entire Preferred Dividend on the Series A Shares and the Series A Shares have been cancelled. The corporation may at any time declare and pay a dividend with respect to the Common Shares payable solely in Common Shares.

         Section 5.3 [4.4] Conditions to All Dividends. Dividends are payable only at the times and to the extent declared by the Board of Directors. Dividends may be payable quarterly or otherwise as the Board of Directors may determine from time to time. The corporation shall distribute any declared dividend to each shareholder entitled to receive the dividend simultaneously. Dividends are payable only out of assets legally available for that purpose. Dividends shall not cumulate. No right to a dividend shall accrue unless the dividend is declared by the Board of Directors. The Board of Directors may rescind the declaration of a dividend to the extent that the dividend has not been paid if each shareholder is treated ratably in accordance with the shareholder's preferences with respect to the dividend.

         Section 5.4 [4.5] Service Shares. "Service Shares" are Common Shares held by an employee, director, or other person who is providing services to the corporation issued pursuant to an agreement that gives the corporation the right to repurchase the shares upon the occurrence of certain events (such as termination of employment). Section 503 of the California Corporations Code does not apply to any repurchase of Service Shares by the corporation.

         Section 5.5 [4.6] Restriction on Repurchase of Junior Shares. The corporation may repurchase shares other than the Series A Shares only if (a) the Preferred Dividend on the Series A Shares has been paid in full and the Series A Shares have been cancelled; or (b) the shares to be repurchased are Service Shares.


                                  ARTICLE 6 [5]
                                   LIQUIDATION

         Section 6.1 [5.1] Order of Distribution. Following dissolution of the corporation, the assets of the corporation shall be distributed first to the Series A Shareholders in an amount equal to their aggregate Liquidation Preference (as defined below), and second [then, in the order of seniority, to any holders of any Series of Preferred Shares which may be junior with respect to liquidation rights to the Series A Preferred Stock, and then] to the Common Shareholders.

         Section 6.2 [5.2] Liquidation Preferences. The Liquidation Preference of the Series A Shareholders is an amount per share equal to the unpaid Preferred Dividend of a Series A Share. Upon dissolution of the corporation, any declared but unpaid Preferred Dividends on the Series A Shares shall automatically be cancelled. When the entire Liquidation Preference of the Series A Shareholders has been paid, the Series A Shares shall automatically be cancelled and shall cease to be authorized or outstanding for all purposes.

         Section 6.3 [5.3] Insufficient Assets. If assets of the corporation are not sufficient to distribute the entire Liquidation Preference to the Series A Shareholders, the entire assets of the corporation shall be distributed among the Series A Shareholders in accordance with their Series A Shares.

         Section 6.4 [5.4] Service Shares. Section 502 of the California Corporations Code does not apply to any repurchase of Service Shares by the corporation.

         Section 6.5 [5.5] Restriction on Repurchase of Junior Shares. The corporation may repurchase shares other than the Series A Shares only if (a) the corporation has sufficient net assets to enable it to pay the Series A Shareholders the full amount of their Liquidation Preference at the time of the repurchase; or (b) the shares to be repurchased are Service Shares.


                            ARTICLE 7 VOTING RIGHTS
                       [6 PREFERRED STOCK VOTING RIGHTS]

         Except as otherwise required by law, the Preferred Shares shall not vote on any matter.

         [Section 1. Voting Rights of the Series A Preferred Stock. The holders of Series A Preferred Stock shall have no voting rights, except to the extent required by law.

         Section 2 Voting Rights of Other Classes of Preferred Stock. The Board of Directors shall have the authority, consistent with the provisions of Section 3.3, above, to fix the voting rights of any series of Preferred Stock other than the Series A Preferred Stock.]


                                  ARTICLE 8 [7]
                             LIABILITY OF DIRECTORS

     Section 8.1 [7.1] Limitation of Directors' Liability. The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

         Section 8.2 [7.2] Indemnification of Corporate Agents. The corporation is authorized to provide indemnification of agents (as defined in Section 317 of the Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject only to the applicable limits set forth in Section 204 of the California Corporations Code with respect to actions for breach of duty to the corporation and its shareholders.

         Section 8.3 [7.3] Repeal or Modification. No repeal or modification of Sections 8.1 [7.1] or 8.2 [7.2] shall adversely affect any right of indemnification or limitation of liability of an agent of the corporation relating to acts or omissions that occur before such repeal or modification.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         MENDOCINO BREWING COMPANY, INC.

              THIS PROXY IS FOR USE BY HOLDERS OF COMMON STOCK ONLY
            IT MAY NOT BE USED TO VOTE ANY SHARES OF PREFERRED STOCK

         The undersigned holder of shares of Common Stock of MENDOCINO BREWING COMPANY, INC., a California corporation (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 11, 2001, and appoints Dr. Vijay Mallya, Jerome Merchant, and Yashpal Singh, and each of them, as proxy of the undersigned with power of substitution and revocation, to represent the undersigned at the Annual Meeting of the Shareholders of the Company, to be held on June 28, 2001 at 11:00 a.m. at the Ukiah Valley Conference Center located at 200 South School Street, Ukiah, California, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote as if the undersigned were present and voting the shares.

         THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS NO. 1, 2, 4, 5, AND 6 AND FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL NO. 3 AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IN THEIR DISCRETION, THE PROXY HOLDERS ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You do not need to mark any boxes.

         /X/    Please mark votes as in this example.

       The Board of Directors recommends a vote FOR Proposals 1 through 6.

1. To approve a Share Purchase Agreement dated November 3, 2000, between the Company, Inversiones Mirabel, S.A., and Golden Eagle Trust, and the transactions contemplated thereby.

                / / For           / / Against            / / Abstain


2. To amend the Company's Bylaws to allow for the election of up to nine Directors.

                / / For           / / Against            / / Abstain

3.   Election of Directors:

     a. Election of the 7 Directors nominated by the Board (or if any nominee is not available for election, such substitute(s) as the Board of Directors may designate). (To WITHHOLD authority to vote for any individual nominee or nominees strike a line through that nominee's name in the list below. To WITHHOLD authority to vote for ALL of the Board's nominees, check the appropriate box below.)

          Nominees: Vijay Mallya, Michael Laybourn, Robert Neame, Kent D. Price,
                    Sury Rao Palamand, Jerome Merchant, and Yashpal Singh

          / /  FOR ALL                   / /  WITHHOLD FOR ALL

     b. If Proposals 1 and 2 are approved, election of nominee David Townshend as Director (or if he is not available for election, such substitute as the Board of Directors may designate).

          / /  FOR                       / /  WITHHOLD

4 To approve an amendment to the Company's 1994 Stock Option Plan, increasing the number of shares for which options may be granted under the Plan to 1,000,000 shares.

     / /  FOR            / /  AGAINST          / /  ABSTAIN

5 To approve an amendment to the Company's Articles of Incorporation, increasing the authorized number of shares of Company Common Stock from 20,000,000 to 30,000,000 shares, increasing the authorized number of shares of Company Preferred Stock from 2,000,000 to 10,000,000 shares, and making certain other changes.

     / /  FOR            / /  AGAINST          / /  ABSTAIN

6. To ratify the appointment of Moss Adams, L.L.P. as independent auditors of the Company for the current fiscal year.

     / /  FOR            / /  AGAINST          / /  ABSTAIN


              MARK HERE      / /                 MARK HERE       / /
              FOR ADDRESS                        IF YOU PLAN
              CHANGE AND                         TO ATTEND
              NOTE AT LEFT                       THE MEETING

         Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:                                           Date:
          ----------------------------------              --------------------
Signature:                                           Date:
          ----------------------------------              --------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         MENDOCINO BREWING COMPANY, INC.

        THIS PROXY IS FOR USE BY HOLDERS OF SERIES A PREFERRED STOCK ONLY
              IT MAY NOT BE USED TO VOTE ANY SHARES OF COMMON STOCK

         The undersigned holder of shares of Series A Preferred Stock of MENDOCINO BREWING COMPANY, INC., a California corporation (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 10, 2001, and appoints Dr. Vijay Mallya, Jerome Merchant, and Yashpal Singh, and each of them, as proxy of the undersigned with power of substitution and revocation, to represent the undersigned at the Annual Meeting of the Shareholders of the Company, to be held on June 28, 2001 at 11:00 a.m. at the Ukiah Valley Conference Center located at 200 South School Street, Ukiah, California, and at any adjournment thereof, and to vote all shares of Preferred Stock which the undersigned would be entitled to vote as if the undersigned were present and voting the shares.

         THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 5, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IN THEIR DISCRETION, THE PROXY HOLDERS ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You do not need to mark any boxes.


         /X/    Please mark votes as in this example.

       The Board of Directors recommends a vote FOR Proposal No. 5.

         5 To approve an amendment to the Company's Articles of Incorporation, increasing the authorized number of shares of Company Common Stock from 20,000,000 to 30,000,000 shares, increasing the authorized number of shares of Company Preferred Stock from 2,000,000 to 10,000,000 shares, and making certain other changes.

                / / For           / / Against            / / Abstain


              MARK HERE      / /                 MARK HERE       / /
              FOR ADDRESS                        IF YOU PLAN
              CHANGE AND                         TO ATTEND
              NOTE AT LEFT                       THE MEETING


         Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:                                           Date:
          ----------------------------------              --------------------

Signature:                                           Date:
          ----------------------------------              --------------------